   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 27, 1996
                                                              FILE NO. 33-72830
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                        POST-EFFECTIVE AMENDMENT NO. 4
                                      TO
                                   FORM S-6

    FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                                ---------------
A. EXACT NAME OF TRUST:
                           CHUBB SEPARATE ACCOUNT C
B. NAME OF DEPOSITOR:
                    CHUBB LIFE INSURANCE COMPANY OF AMERICA
C. COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES:
                      ONE GRANITE PLACE CONCORD, NH 03301
D. NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE:
 RONALD R. ANGARELLA PRESIDENT CHUBB SECURITIES CORPORATION ONE GRANITE PLACE
                               CONCORD, NH 03301

                                  COPIES TO:

CHARLENE GRANT, ESQ. CHUBB LIFE INSURANCE COMPANY OF AMERICA ONE GRANITE PLACE
                               CONCORD, NH 03301

                              JOAN E. BOROS, ESQ.
                             KATTEN MUCHIN & ZAVIS
                      1025 THOMAS JEFFERSON STREET, N.W.
                             EAST LOBBY, SUITE 700
                            WASHINGTON, D.C. 20007

                                ---------------
  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)
    [X] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
    [_] ON MAY 1, 1995 PURSUANT TO PARAGRAPH (B)
    [_] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(I)
    [_] ON MAY 1, 1996 PURSUANT TO PARAGRAPH (A)(I) OF RULE (485)
    [_] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.
E. TITLE AND AMOUNT OF SECURITIES BEING REGISTERED:
    UNITS OF INTEREST IN THE SEPARATE ACCOUNT UNDER INDIVIDUAL AND SURVIVOR-SHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES.
F. PROPOSED MAXIMUM OFFERING PRICE TO THE PUBLIC OF THE SECURITIES BEING
REGISTERED:
    REGISTRATION OF INDEFINITE AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.
G. AMOUNT OF FILING FEE:
    AN INDEFINITE AMOUNT OF THE REGISTRANT'S SECURITIES HAS BEEN REGISTERED PURSUANT TO A DECLARATION, UNDER RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, SET OUT IN THE FORM S-6 REGISTRATION STATEMENT. REGISTRANT FILED A RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDING DECEMBER 31, 1995
    ON FEBRUARY 27, 1996.
H. APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after the effective date.
  Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(B) under the In-vestment Company Act of 1940, with respect to the policy described in the Pro-spectus.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                           THE CHUBB HERITAGE SERIES
                           CHUBB SEPARATE ACCOUNT C

                     INDIVIDUAL AND SURVIVORSHIP FLEXIBLE
                   PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY
                    CHUBB LIFE INSURANCE COMPANY OF AMERICA
                               ONE GRANITE PLACE
                         CONCORD, NEW HAMPSHIRE 03301
                                (603) 226-5000

  This Prospectus describes two forms of a flexible premium variable life insurance policy issued by Chubb Life Insurance Company of America ("Chubb Life"): an individual flexible premium variable life insurance policy form ("Chubb Heritage I") and a survivorship flexible premium variable life insurance policy form ("Chubb Heritage II") (collectively the "Policy" or "Policies"). The Policies are designed to provide a Policyowner with both lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits, together with the opportunity to participate in the investment experience of Chubb Separate Account C ("Separate Account C"). Although each Policy contains a schedule of intended premium payments ("Planned Periodic Premiums"), and an intended frequency of premium payments ("Premium Frequency"), a Policyowner may, subject to certain restrictions, vary the frequency and amount of the premium payments and increase or decrease the level of life insurance benefits payable under the Policy. The flexibility allows a Policyowner to provide for changing insurance needs within the framework of a single insurance policy. Unlike traditional insurance protection providing fixed benefits, the Policyowner participates in the investment experience of Separate Account C. Accumulation Value under the Policies will increase with positive investment experience and decrease with negative investment experience. Accumulation Value in Separate Account C is not guaranteed and could decline to zero.

  Chubb Heritage I provides life insurance coverage on one Insured, with the Death Benefit payable at the Insured's death. Chubb Heritage II provides life insurance coverage on two Insureds, with the Death Benefit payable upon the death of the last surviving Insured. If Net Premiums are allocated to Separate Account C, the amount of the Death Benefit may reflect the investment experience of the chosen Divisions, as well as the frequency and amount of premiums, any withdrawals of Cash Value ("withdrawal"), and the charges assessed in connection with the Policy. As long as the Policy remains in force, the Death Benefit will not be less than the current Specified Amount of the Policy, reduced by any outstanding indebtedness and any due and unpaid fees and charges. The minimum initial Specified Amount is $500,000 for Chubb Heritage I and $2,000,000 for Chubb Heritage II. After a withdrawal, the Specified Amount may not be reduced to less than $250,000 for Chubb Heritage I and $500,000 for Chubb Heritage II Policy.

  The Death Benefit is payable under two options. The Policyowner will make two elections to determine the Death Benefit under the Policy. First, the Policyowner will choose one of two Death Benefit options offered under the Policy. Second, the Policyowner will choose the Death Benefit qualification test, which is the method for qualifying the Policy as a life insurance contract for purposes of Federal tax law. In general, under Death Benefit Option I, the Death Benefit payable under the Policy is equal to the current Specified Amount; under Death Benefit Option II, the Death Benefit equals the current Specified Amount plus the Accumulation Value of the Policy on the date of death. The Policy will also increase the Death Benefit if necessary to ensure that the Policy will continue to qualify as life insurance under Federal tax laws. The Policyowner may not change the Death Benefit qualification test once selected but may, subject to certain restrictions, change from one death benefit option to the other after the Policy has been issued.

  The initial premium payment must be sufficient to keep the Policy in force for at least three months. If a Policyowner chooses the Guaranteed Death Benefit Rider, the Death Benefit will be guaranteed to never be less than the Specified Amount, provided that a cumulative minimum premium requirement is met. No premium payment may be less than $500.

  The Policy will remain in force so long as Cash Value exceeds indebtedness and Cash Value less indebtedness is sufficient to pay certain monthly charges imposed in connection with the Policy. The Cash Value equals the Accumulation Value less any Surrender Charge. Accumulation Value in Separate Account C will reflect the investment experience of the chosen Divisions, the amount and frequency of premium payments, any withdrawals, and charges imposed in connection with the Policy. Adherence to the schedule of Planned Periodic Premiums will not assure the Policy will remain in force. The Policyowner bears the entire investment risk for all amounts allocated to Separate Account C; no minimum Accumulation Value is guaranteed and the Accumulation Value could decline to zero. So long as Cash Value exceeds indebtedness and subject to certain conditions described in this Prospectus, a Policyowner may obtain policy loans at any time after the first policy anniversary and may make withdrawals at any time. Both withdrawals and policy loans must be made prior to the Policy's Maturity Date.

  The Policyowner may allocate Net Premiums to one or more of the Divisions or to Chubb Life's General Account on the Allocation Date. Each Division will invest solely in a corresponding portfolio (a "Portfolio") of JPM Series Trust II (the "Trust"). Prior to the Allocation Date the Net Premiums paid will be deposited in Chubb Life's General Account. There is a "free look" period during which the Policyowner may cancel the Policy. If the Policyowner elects during this "free look" period to cancel the Policy, Chubb Life will reimburse, within seven days from the date the Policy is surrendered to Chubb Life, the full amount of premium paid. The accompanying Prospectus for the Trust and the Statement of Additional Information, available on request, describe the investment objectives and risks of the five Portfolios of the Trust. The Policies described in this Prospectus are not available in all states.

  Chubb Life believes the Policy will in general receive favorable tax treatment under the Internal Revenue Code of 1986 ("the Code"). However, because there are issues as to which the law is developing or changing, there can be no guarantees. Information in this Prospectus is not intended as tax advice and Chubb Life recommends that prospective purchasers rely only on the advice of a qualified tax adviser. Prospective purchasers of this Policy are advised that replacement of existing insurance coverage may not be financially advantageous and should consult with their financial advisers with respect to the Policy. It may also not be advantageous to purchase this Policy if the prospective purchaser already owns a flexible premium variable life insurance policy.

  This Prospectus generally describes only the portion of the Policy involving Separate Account C. For a brief summary of Chubb Life's General Account, see "THE GENERAL ACCOUNT."

                THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR
                       PRECEDED BY A CURRENT PROSPECTUS
                            FOR CHUBB SERIES TRUST

  THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
   SECURITIES   AND   EXCHANGE   COMMISSION  OR  ANY  STATE  SECURITIES
    DIVISION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES DIVISION,
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
      REPRESENTATION  TO   THE  CONTRARY  IS  A CRIMINAL OFFENSE.

   PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

                THE DATE OF THIS PROSPECTUS IS JANUARY 1, 1997

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
DEFINITIONS..............................    3
SUMMARY..................................    4
CHUBB LIFE INSURANCE COMPANY OF AMERICA..    9
CHUBB SEPARATE ACCOUNT C.................    9
  Divisions..............................    9
JPM SERIES TRUST II......................    9
THE POLICIES.............................   10
  General................................   10
  Payment of Premiums....................   11
  Guaranteed Death Benefit Premiums......   11
  Premium Limitations....................   11
  Allocation of Premiums.................   11
  Transfers..............................   12
  Telephone Transfers, Loans and
   Reallocations.........................   13
  Policy Lapse...........................   13
  Reinstatement..........................   14
  Policy "Free Look".....................   14
CHARGES AND DEDUCTIONS...................   14
  Premium Charges........................   14
  Monthly Deduction......................   15
  Risk Charge............................   16
  Surrender Charge.......................   16
  Administrative Fees....................   16
  Other Charges..........................   16
POLICY BENEFITS AND RIGHTS...............   16
  Death Benefits.........................   16
  Guaranteed Death Benefit...............   19
  Combined Requests......................   19
  Maturity of the Policy.................   19
  Optional Insurance Benefits............   19
  Settlement Options.....................   20
CALCULATION OF ACCUMULATION VALUE........   20
  Unit Values............................   21
  Net Investment Factor..................   21
CASH VALUE BENEFITS......................   22
  Surrender Privileges...................   22
  Policy Loans...........................   22

                                                                           PAGE
                                                                           ----
                           OTHER MATTERS..................................  23
                             Voting Rights................................  23
                             Additions, Deletions or Substitutions of
                              Investments.................................  24
                             Annual Report................................  24
                             Confirmation.................................  24
                             Limitation on Right to Contest...............  25
                             Misstatements................................  25
                             Suicide......................................  25
                             Beneficiaries................................  25
                             Postponement of Payments.....................  25
                             Assignment...................................  25
                             Illustration of Benefits and Values..........  25
                             Non-Participating Policy.....................  25
                           THE GENERAL ACCOUNT............................  25
                             General Description..........................  26
                             General Account Accumulation Value...........  26
                             Determination of Charges.....................  26
                             Premium Deposit Fund.........................  26
                           DISTRIBUTION OF THE POLICY.....................  26
                             Group or Sponsored Arrangements..............  27
                           MANAGEMENT OF CHUBB LIFE.......................  28
                             Executive Officers and Directors of Chubb
                              Life........................................  28
                             Executive Officers (Other Than Directors)....  29
                           STATE REGULATION OF CHUBB LIFE.................  30
                           FEDERAL TAX MATTERS............................  30
                             Tax Considerations...........................  30
                             Policy Proceeds..............................  30
                             Charge for Chubb Life Income Taxes...........  32
                           EMPLOYEE BENEFIT PLANS.........................  33
                           LEGAL PROCEEDINGS..............................  33
                           EXPERTS........................................  33
                           REGISTRATION STATEMENT.........................  33
                           FINANCIAL STATEMENTS...........................  33
                           ILLUSTRATIONS.................................. A-1

  [THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. CHUBB LIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF THE TRUST OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST.]

                                  DEFINITIONS
  In addition to terms which are defined elsewhere in this Prospectus, the following words and phrases shall have the indicated meanings:

  ACCUMULATION VALUE--The total amount that a Policy provides for investment at any time plus the amount held as collateral for Policy Debt.

  AGE--The Insured's age at his or her nearest birthday.

  ALLOCATION DATE--The date when the initial premium is placed in the Divisions and the General Account in accordance with the Policyowner's allocation instructions in the application. The Allocation Date is 20 days from the date the Policy is issued.

  ATTAINED AGE--The age of the Insured at the last policy anniversary.

  BENEFICIARY--The person designated by the Policyowner in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with Chubb Life. If no Beneficiary survives the Insured, the Policyowner or the Policyowner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee.

  CASH VALUE--The Accumulation Value less any applicable Surrender Charge. This amount less the amount of Policy Debt is payable to the Policyowner on the earlier of surrender of the Policy or the Maturity Date.

  DATE OF RECEIPT--Any business day of Chubb Life prior to 4:00 P.M. Eastern time, on which a notice or premium payment is received at Chubb Life's service center or home office.

  DEATH BENEFIT--The amount, less the amount of Policy Debt, which is payable to the Beneficiary under the Policy upon the death of the Insured under Chubb Heritage I and the death of the last surviving Insured under Chubb Heritage II.

  DIVISION--A separate division of Separate Account C which invests exclusively in the shares of a specified Portfolio of the Trust.

  GENERAL ACCOUNT--The assets of Chubb Life other than those allocated to Separate Account C or any other separate account.

  INSURED(S)--The person(s) upon whose life the Policy is issued.

  ISSUE AGE--The Insured's age at his or her nearest birthday on the Policy
Date.

  JOINT EQUAL AGE--On Chubb Heritage II, this will be calculated pursuant to a formula which converts the specific age, gender and underwriting classifications of the two Insureds into one age. The Joint Equal Age is used in determining issue age limitations, minimum premiums and guaranteed death benefit premiums.

  LOAN VALUE--Generally, 90% of a Policy's Cash Value on the date of a loan.

  MATURITY DATE--Unless otherwise specified, the Maturity Date will be the policy anniversary nearest to the Insured's 100th birthday for Chubb Heritage I and the younger Insured's 100th birthday for Chubb Heritage II.

  MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

  NET PREMIUM--The gross premium less a 2.5% state premium tax charge, a 1.25% Federal deferred acquisition cost tax charge and a 3% sales charge.

  OWNER (POLICYOWNER)--The person or entity so designated in the application or as subsequently changed.

  POLICY DATE--The date set forth in the Policy, which is the date requested by the Owner. If no date is requested, it is the date the Policy is issued. The Policy Date is the date from which policy years, policy months, and policy anniversaries will be determined. If the Policy Date should fall on the 29th, 30th, or 31st of a month, the Policy Date will be the 1st of the following month.

  POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

  PORTFOLIO--A separate investment Portfolio of the Trust.

  PROOF OF DEATH--One or more of the following:

    (a) A copy of a certified death certificate.

    (b) A copy of a certified decree of a court of competent jurisdiction as to the finding of death.

    (c) A written statement by a medical doctor who attended the Insured.

    (d) Any other proof satisfactory to Chubb Life.

  SEPARATE ACCOUNT C--Chubb Separate Account C, a separate investment account created by Chubb Life to receive and invest Net Premiums paid under the Policy and other flexible premium variable life insurance policies offered by Chubb Life.

  SPECIFIED AMOUNT--The face amount of the Policy which is the minimum death benefit payable under the Policy.

  SURRENDER CHARGE--A sales charge assessed only upon surrender or withdrawal.

  TRUST--JPM Series Trust II, a series mutual fund.

  VALUATION DATE--Each day, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 P.M. Eastern time, or any other days as may be required.

  VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange on each Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

                                    SUMMARY

  The discussion in this Prospectus assumes that there is no policy loan outstanding and that state variations will be covered by prospectus supplement or policy endorsement, as appropriate. The terms under which the Policies are issued may also vary from those described in this Prospectus based on particular circumstances. The description of the Policies in this Prospectus is subject to the terms of the Policy purchased by a Policyowner and any supplement or endorsement to it. An applicant may review a copy of the Policy and any supplement or endorsement to it on request.

WHAT ARE THE VARIABLE LIFE POLICIES BEING OFFERED?

  This Prospectus describes two forms of a flexible premium variable life insurance policy issued by Chubb Life Insurance Company of America ("Chubb Life"). Chubb Heritage I provides life insurance coverage on one Insured, with the Death Benefit payable upon the death of such Insured. Chubb Heritage II provides life insurance coverage on two Insureds, with a Death Benefit payable only when the last surviving Insured dies. The Policyowner may, subject to certain limitations, make premium payments in any amount at any frequency. The Policies are life insurance contracts with death benefits, cash values, and other features traditionally associated with life insurance. They are called "flexible premium" because, unlike many insurance contracts, there are no fixed schedules for premium payments, although each Policyowner may establish a schedule of premium payments ("Planned Periodic Premiums"). This flexibility permits a Policyowner to provide for evolving insurance needs within a single insurance product. The minimum initial Specified Amount is $500,000 for Chubb Heritage I and $2,000,000 for Chubb Heritage II. A Policyowner may increase or decrease coverage. Increasing coverage under the Policy, rather than purchasing another policy, may save additional administrative costs. Increasing coverage under the Policy or purchasing another policy may require new evidence of insurability. Increasing or decreasing coverage may have certain tax consequences. See "FEDERAL TAX MATTERS".

  The Policies generally work as follows: a Policyowner periodically pays a premium to Chubb Life. Chubb Life subtracts an amount for state premium taxes, the Federal deferred acquisition cost tax charge and the sales charge from each premium. Chubb Life then places the Net Premium into one or more of the five Divisions and/or Chubb Life's General Account as directed by the Policyowner. Each Division invests its assets in a corresponding Portfolio of the Trust. During the year, Chubb Life takes charges from each Division and credits or charges each Division with its respective investment experience. The cost of insurance charge, which is deducted from each Policy's Accumulation Value, varies monthly based on the sex, Issue Age, policy year, rating class of the Insured(s), Specified Amount of the Policy, Death Benefit option and applicable corridor percentage. A policyowner will incur a Surrender Charge for a surrender or withdrawal during the first five policy years. See "CHARGES AND DEDUCTIONS--Surrender Charge".

  The Death Benefit is payable under two options. The Policyowner will make two elections to determine the Death Benefit under the Policy. First, the Policyowner will choose one of two Death Benefit options offered under the Policy. Second, the Policyowner will choose the Death Benefit qualification test, which is the method for qualifying the Policy as a life insurance contract for purposes of Federal tax law. In general, under Death Benefit Option I, the Death Benefit payable under the Policy is equal to the current Specified Amount; under Death Benefit Option II, the Death Benefit is equal to the Specified Amount plus the Accumulation Value of the Policy on the date of death. The Policy will also increase the Death Benefit if necessary to ensure that the Policy will continue to qualify as life insurance under Federal tax laws. The Policyowner may not change the Death Benefit qualification test once selected but may, subject to certain restrictions, change from Death Benefit Option I to Option II, and vice versa, after the Policy has been issued. Prospective Policyowners should be aware that there is no guarantee of Accumulation Value in Separate Account C. See "POLICY BENEFITS AND RIGHTS-- Death Benefits".

  All persons insured must meet specified age limits and certain health and other standards called "Underwriting Standards". The smoking status of the Insureds is generally reflected in the cost of insurance rates. However, for Chubb Heritage I, distinctions between smokers and nonsmokers are only made for Insureds age 15 and over. Policies issued in certain jurisdictions will not directly reflect the sexes of the Insureds in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Premiums are flexible and the Policyowner may choose the amount and frequency of premium payments provided each premium is at least $500. Chubb Life reserves the right to limit the amount of any increase in premium payment.

  The first premium is due on the Policy Date. The amount of the first premium must be sufficient to keep the policy in force for three months. Premiums are paid in advance, generally one year at a time; however, Chubb Life permits semi-annual, quarterly and monthly premium payments. Changes in Premium Frequency and increases or decreases in the amount of Planned Periodic Premiums may be made by the Policyowner. Chubb Life will notify Policyowners annually if any premiums would cause their Policies to be deemed to be modified endowment contracts and allow for a refund of the excess premium. See "FEDERAL TAX MATTERS--Policy Proceeds".

  Failure to pay premiums in accordance with the schedule of Planned Periodic Premiums will not automatically cause the Policy to lapse. Unless the Guaranteed Death Benefit Rider is in force and the conditions under the Rider satisfied, it will lapse when the Cash Value less outstanding Policy Debt is insufficient to pay the monthly deduction for certain charges ("monthly deduction") and a grace period expires without a sufficient payment by the Policyowner. Conversely, payment of premiums in accordance with the schedule of Planned Periodic Premiums does not necessarily mean that the Policy will remain in force. See "THE POLICIES--Policy Lapse".

  The Guaranteed Death Benefit Rider guarantees that the Death Benefit will never be less than the Specified Amount provided that a cumulative minimum premium requirement is met.

WHAT IS CHUBB SEPARATE ACCOUNT C?

  Separate Account C is a separate account established by Chubb Life pursuant to the insurance laws of the State of New Hampshire and organized as a registered unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve any supervision by the Securities and Exchange Commission (the "Commission") of the management or investment practices or policies of Separate Account C. Separate Account C is presently comprised of five Divisions, each of which buys shares at net asset value of the corresponding portfolio (a "Portfolio") of JPM Series Trust II (the "Trust").

WHAT IS JPM SERIES TRUST II?

  The Trust is registered as an open-end diversified management company under the 1940 Act. Its shares are offered to the Divisions, whether now in existence or to be established by Chubb Life. The Trust's shares may also be offered to other separate accounts which may be established by Chubb Life, its affiliated insurance companies, or other insurance companies and to qualified pension and retirement plans outside of the separate account contest.

  The Trust presently has five classes of shares, each representing a Portfolio having a specific investment objective. The present Portfolios of the Trust are JPM Treasury Money Market Portfolio, the JPM Bond Portfolio, the JPM Equity Portfolio, the JPM Small Company Portfolio and the JPM International Equity Portfolio.

  The investment manager to the Trust is J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan Guaranty"). JPMIM receives fees from the Trust for providing investment management services. The fees range from .20 percent to .60 percent of average daily net assets of the Portfolios. See "JPM SERIES TRUST II".

WHAT ARE THE CHARGES MADE BY CHUBB LIFE?

  STATE PREMIUM TAX CHARGE AND FEDERAL DAC TAX CHARGE. These charges are deducted from each premium payment, currently 2.5% for state premium taxes and 1.25% as a Federal deferred acquisition cost ("DAC") tax charge.

  SALES CHARGE. A 3% sales charge is deducted from each premium payment. Also see below "Surrender or Withdrawal Charges".

  COST OF INSURANCE CHARGE. This charge is calculated on each Monthly Anniversary Date and deducted from each Policy's Accumulation Value. The charge is based on the sex, Issue Age, policy year, rating class of the Insured(s), Specified Amount, Death Benefit option and applicable corridor percentage. Monthly cost of insurance rates will be determined by Chubb Life based upon its expectations as to future mortality experience. Cost of insurance rates are guaranteed not to exceed or be increased above the maximum charge based upon the Commissioner's 1980 Standard Ordinary Mortality Table.

  CHARGE FOR MORTALITY AND EXPENSE RISKS. This charge is imposed daily at an annual rate of .65% on the assets of each Division. Chubb Life will realize income from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

  SURRENDER OR WITHDRAWAL CHARGES. This sales charge is imposed at the time of surrender or withdrawal during the first five policy years. It declines annually from 5% to 0% of premiums paid in the first policy year.

  ADMINISTRATIVE CHARGE FOR WITHDRAWAL OR TRANSFER. Chubb Life charges $100 for each withdrawal and for certain transfers between Divisions or between the Divisions and the General Account. See "THE POLICIES--Transfers" for a description of situations in which the transfer charge will be imposed.

  GUARANTEED DEATH BENEFIT CHARGE. If the Guaranteed Death Benefit Rider is added to the Policy, a monthly charge of $.01 per $1,000 of Specified Amount will be deducted each month from the Accumulation Value of the Policy.

  CHARGE FOR OPTIONAL RIDER BENEFITS. An additional charge is required if the Policyowner elects to purchase certain optional insurance benefits by rider. Charges are deducted monthly from a Policy's Accumulation Value. See "POLICY BENEFITS AND RIGHTS--Optional Insurance Benefits".

  See "CHARGES AND EXPENSES" for a fuller description of charges under the Policies.

IS THERE A CHARGE AGAINST SEPARATE ACCOUNT C FOR FEDERAL INCOME TAX?

  Currently no charge is made against any Division for Federal income taxes. However, if Chubb Life incurs, or expects to incur, income taxes attributable to any Division of this class of Policies in future years, it reserves the right to make a charge. See the discussion of the Federal DAC tax charge under "CHARGES AND DEDUCTIONS--Premium Charges".

HOW ARE AMOUNTS ALLOCATED TO EACH DIVISION OR THE GENERAL ACCOUNT?

  The Policyowner indicates in the application the allocation of Net Premium payments among the Divisions and the General Account. The initial Net Premium is allocated on the Allocation Date and Net Premiums received after the Allocation Date are allocated generally on the Date of Receipt. The minimum percentage of any Net Premium payment allocated to any Division or the General Account is 1%. The Policyowner may change his or her allocation of future premium payments by written notice to Chubb Life or by telephone, if the proper telephone authorization is on file, without payment of any fee or penalty.

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE DIVISIONS?

  The initial Net Premium is allocated by Chubb Life on the Allocation Date among the Divisions and the General Account as directed by the Policyowner. Prior to the Allocation Date the initial Net Premium is held in Chubb Life's General Account. The initial Net Premium is the initial gross premium, plus any additional premium paid prior to the Allocation Date, less the state premium tax charge, the Federal DAC tax charge and the sales charge. These charges also apply to subsequent premium payments.

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold by agents who represent Chubb Life and are registered representatives of Chubb Securities Corporation or other registered broker-dealers. Commissions payable to agents are described under "DISTRIBUTION OF THE POLICY".

WHAT IS THE DEATH BENEFIT?

  The Death Benefit under Chubb Heritage I is the amount payable to the named Beneficiary when the person insured under the Policy dies. The Death Benefit under Chubb Heritage II is the amount payable to the named Beneficiary when the last surviving Insured dies. The Death Benefit proceeds will equal the Death Benefit of the Policy, plus any additional rider benefits included and then due, minus any outstanding Policy Debt or unpaid cost of insurance charges or charges for riders.

  Under Option I, the Death Benefit will be equal to the greater of the Specified Amount or the Accumulation Value of the Policy on the date of death multiplied by the corridor percentage. Under Option II, the Death Benefit is equal to the Specified Amount plus the Accumulation Value of the Policy on the date of death; provided, however, that under Option II, the Death Benefit can never be less than the Accumulation Value on the date of death multiplied by the corridor percentage. See "POLICY BENEFITS AND RIGHTS--Death Benefits". Under the Guaranteed Death Benefit Rider the Death Benefit is guaranteed to never be less than the Specified Amount provided that a cumulative minimum premium requirement is met.

HOW DOES THE ACCUMULATION VALUE OF A POLICY VARY IN RELATION TO THE DIVISIONS' INVESTMENT EXPERIENCE?

  The Policy provides for Accumulation Value equal to the total of the Policy's Accumulation Value in the Divisions and Accumulation Value in the General Account. The Policy's Accumulation Value will reflect the amount and frequency of premium payments, the investment experience of the Divisions, the value of Net Premiums (Net Premiums plus credited interest), if any, allocated to the General Account, policy loans, any withdrawals, and any charges imposed in connection with the Policy. There is no minimum guaranteed Accumulation Value.

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCUMULATION VALUE AND CASH VALUE?

  After the first policy anniversary, a Policyowner may borrow against the Cash Value of his or her Policy. Generally, the maximum loan amount is 90% of the Cash Value of the Policy on the date of the loan. Loan interest is payable at the end of each policy year and all Policy Debt outstanding will be deducted from proceeds payable at the Insured's death for Chubb Heritage I and at the death of the last surviving Insured for Chubb Heritage II, upon maturity, or upon surrender.

  When a policy loan is made, a portion of the Policy's Accumulation Value sufficient to secure the loan will be transferred to the General Account. A policy loan removes the proceeds from the investment experience of Separate Account C which will have a permanent effect on the Accumulation Value, the Cash Value and the Death Benefit even if the loan is repaid.

  There are two types of loans available. See "CASH VALUE BENEFITS--Policy Loans" for a description of the two types of loans and their applicable interest rates.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Policyowner has the limited right to return a Policy for cancellation and full refund of all premiums paid. Chubb Life will cancel the Policy if it is returned by mail or personal delivery to Chubb Life, or to the agent who sold the Policy, within 20 days after the delivery of the Policy to the Policyowner. Chubb Life will return to the Policyowner, within seven days, all payments received on the Policy.

WHAT TRANSFERS IS A POLICYOWNER ALLOWED?

  A Policyowner may transfer Accumulation Value among the Divisions and among the Divisions and the General Account. However, transfers out of the General Account are subject to restrictions. Chubb Life currently permits up to 24 transfers per policy year, twelve of which will not incur a transfer charge. See "THE POLICIES--Transfers" for a more complete description of the terms and conditions of the transfer privileges under the Policies.

ARE THE BENEFITS UNDER THE POLICIES SUBJECT TO FEDERAL INCOME TAX?

  Under current interpretations of the tax laws, all Death Benefits paid under the Policies will generally be fully excludable from the gross income of the Beneficiary for Federal income tax purposes. Treasury regulations require that investments underlying the Policies be adequately diversified. Chubb Life believes it is presently in compliance with the regulations and intends to remain in compliance with such regulations and other Federal tax law requirements.

  If a Policyowner elects to make certain transactions, including a withdrawal, surrender or exchange of the Policy, the Policyowner may be taxed on a portion of any amounts paid to the Policyowner (which may include any prior policy loans cancelled in the transaction). Also, if premiums paid by a Policyowner exceed certain limits and the Policy is deemed a modified endowment contract, then any pre-death distributions, including loans, surrenders and partial withdrawals, may be treated as income taxable to the Policyowner and may also cause the Policyowner to incur a penalty tax of 10%. Policyowners are advised to consult with their own tax advisers with regard to the tax consequences of the Policy. See "FEDERAL TAX MATTERS".

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

  Chubb Life is a stock life insurance company originally chartered in Tennessee and redomesticated to the State of New Hampshire in 1991. It has been continuously engaged in the insurance business since 1903. It is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands, Guam and in the District of Columbia. Chubb Life is a wholly-owned subsidiary of The Chubb Corporation, a New Jersey corporation. The principal offices of The Chubb Corporation are located at 15 Mountain View Road, Warren, New Jersey. Its telephone number is 908/903-2000. Chubb Life's home office is located at One Granite Place, Concord, New Hampshire 03301, telephone number 603/226-5000.

  Chubb Life and its subsidiaries had total assets, at December 31, 1995, of $4,275,365,000 and had over $66 billion of insurance in force, while total assets of The Chubb Corporation and its subsidiaries (including Chubb Life), as of the same date, were $22,996,525,000.

  Chubb Life writes individual insurance. It is subject to New Hampshire law governing insurance, and is regulated and supervised by the New Hampshire Insurance Commissioner. Chubb Life is currently rated AA- (Excellent) by Standard & Poors's Corporation and A+ (Superior) by A.M. Best and Company. These ratings do not apply to Separate Account C, but reflect the opinion of the rating company as to Chubb Life's ability to meet its contractual obligations to its policyowners and its relative financial strength. Even though assets in Separate Account C are held separately from Chubb Life's other assets, ratings of Chubb Life may still be relevant to Policyowners since not all of Chubb Life's contractual obligations relate to payments based on those segregated assets.

                           CHUBB SEPARATE ACCOUNT C

  Separate Account C is a separate account of Chubb Life established under New Hampshire law on August 4, 1993. Separate Account C is registered as a unit investment trust with the Commission under the 1940 Act and is subject to that Act's requirements. Such registration does not involve supervision of the management or investment policies of Separate Account C or Chubb Life by the Commission. Chubb Life is the depositor of Separate Account C. Under New Hampshire law, the assets of Separate Account C are held exclusively for the benefit of Policyowners and persons entitled to payments under this Policy and other variable life insurance policies funded by Separate Account C. The income, realized or unrealized capital gains, or capital losses of Separate Account C are credited to or charged against the assets held in Separate Account C in accordance with the terms of the Policy, without regard to other income or capital gains or losses of any other account arising out of any other business Chubb Life conducts. Separate Account C is administered and accounted for as a part of the general business of Chubb Life, but the assets of Separate Account C are not chargeable with liabilities arising out of any other business which Chubb Life may conduct.

  Chubb Life holds the assets of Separate Account C physically segregated and separate and apart from the General Account. Chubb Life maintains records of all purchases and redemptions of Trust shares by each of the Divisions.

  DIVISIONS. Separate Account C presently has five Divisions but may, in the future, add or delete Divisions. Each Division will invest exclusively in shares representing an interest in a Portfolio of the Trust.

  Investment income and other distributions to each Division arising from the applicable underlying Portfolio of the Trust increase the assets of the corresponding Division. The income and both realized and unrealized gains or losses on the assets of each Division are credited to or charged against that Division without regard to income, gains or losses from any other Division.

                           JPM SERIES TRUST II

  Separate Account C invests in shares of the Trust which is organized as a Delaware business trust and is registered as an open-end diversified management company under the 1940 Act. The Trust currently has five Portfolios, each of which has different objectives. The shares of each Portfolio are presently offered to the Divisions, and may also be offered to other separate accounts that fund variable life policies or variable annuities which are established by Chubb Life or other insurance companies and to qualified pension and retirement plans outside of the separate account context. The assets of each Portfolio are maintained separately from the assets of the other Portfolios and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income, gains or losses of one Portfolio has no effect on the investment performance of any other Portfolio.


  The investment manager to the Trust is J.P. Morgan Investment Management, Inc. ("JPMIM"), which is an affiliate of Morgan Guaranty Trust Company of New York ("Morgan Guaranty").

  An investment management fee is charged monthly against each Portfolio by JPMIM at the annual rate of .20 percent of the average daily net asset value of the JPM Treasury Money Market Portfolio, .30 percent of the average daily net asset value of the JPM Bond Portfolio, .40 percent of the average daily net asset value of the JPM Equity Portfolio, .60 percent of the average daily net asset value of the JPM Small Company Portfolio and the JPM International Equity Portfolio.

  The investment objectives of each Portfolio are set forth below. There can be no assurance that any of the Portfolios will achieve its stated objectives. The specialized nature of each Portfolio gives rise to significant differences in the relative investment potential and market and financial risks of each Portfolio. Policyowners should consider the unique features of each Portfolio before investing in any corresponding Division. For more detailed information concerning each Portfolio, including a description of the investment risks, reference is made to the Prospectus for the Trust which accompanies this Prospectus, or the Statement of Additional Information for the Trust, available upon request.

  JPM TREASURY MONEY MARKET PORTFOLIO seeks to provide current income, maintain a high level of liquidity and preserve capital.

  JPM BOND PORTFOLIO seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

  JPM EQUITY PORTFOLIO seeks to provide a high total return from a portfolio comprised of selected equity securities.

  JPM SMALL COMPANY PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of small companies.

  JPM INTERNATIONAL EQUITY PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of foreign corporations.

  The Trust may find it necessary to take action to assure that the Policy continues to qualify as a life insurance policy under federal tax laws. The Trust, for example, may alter the investment objectives of any Portfolio or take other appropriate actions. See "OTHER MATTERS--Additions, Deletions or Substitutions of Investments" and "FEDERAL TAX MATTERS".

  Separate Account C will purchase shares of the Trust at net asset value in connection with premium payments, transfers and loan repayments allocated to the Divisions in accordance with the Policyowner's directions and will redeem shares of the Trust to process transfers, policy loans, surrenders or withdrawals and generally to meet contract obligations or make adjustments in reserves. The Trust will sell and redeem its shares at net asset value as of the Date of Receipt by Separate Account C of premium payments or notifications by a Policyowner.

                                 THE POLICIES

  GENERAL. Each form of the Policy is designed to provide the Policyowner with lifetime insurance protection and flexibility in connection with the amount and frequency of premium payments and the level of life insurance proceeds payable under the Policy. Chubb Heritage I is an individual flexible premium variable life insurance policy which provides life insurance coverage on one Insured, with the Death Benefit payable upon the death of such Insured. Chubb Heritage II is a flexible premium survivorship variable life insurance policy which provides life insurance coverage on two Insureds, with a Death Benefit payable only when the last surviving Insured dies. The Policyowner is not required to pay scheduled premiums to keep a Policy in force but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, subject to certain limitations, a Policy allows a Policyowner to adjust the level of life insurance payable under the Policy without having to purchase a new Policy by increasing or decreasing the Specified Amount. Thus, as insurance needs or financial conditions change, the policyowner has the flexibility to adjust coverage and vary the premium payments. Death Benefits are payable under two options as described in "POLICY BENEFITS AND RIGHTS-- Death Benefits".

  To purchase a Policy, a completed application must be submitted to Chubb Life through the agent selling the Policy. Applicants for insurance must furnish satisfactory evidence of insurability. An Insured under Chubb Heritage I must generally be between the ages of 0 and 80 and the Insureds under Chubb Heritage II must generally be between 20 and 85 with only one Insured over the age of 80. The Joint Equal Age of the Insureds under Chubb Heritage II cannot be over age 80. The smoking status of each Insured is reflected in the cost of insurance rates; provided, however, that under Chubb Heritage I distinctions between smokers and nonsmokers are only made for Insureds age 15 and over. Policies issued in certain jurisdictions will not directly reflect the sex of the Insured in either the premium rates or the charges or values under the Policy. Accordingly, illustrations set forth in this Prospectus may differ for such Policies.

  The minimum Specified Amount at issue is $500,000 for Chubb Heritage I and $2,000,000 for Chubb Heritage II. Chubb Life reserves the right to revise its rules from time to time to specify different minimum Specified Amounts at issue. The Specified Amounts for multiple trusts owning policies covering the same insureds may be combined in order to reach the minimum Specified Amount. If the Specified Amount applied for plus all other insurance in force which is underwritten by Chubb Life or its affiliates exceeds an amount which varies between $300,000 and $2,000,000 based on various factors, Chubb Life will reinsure all or a portion of the Policy. Acceptance of an application or revocation of a Policy during the contestable period is subject to Chubb Life's insurance underwriting rules and Chubb Life may, in its sole discretion, reject any application or related premium for any good reason or contest a Policy.

  PAYMENT OF PREMIUMS. Premiums must be paid to Chubb Life at its home office or through an authorized agent of Chubb Life for forwarding to Chubb Life's home office. The initial premium may be wired to Chubb Life's bank upon notification that the application has been approved by Chubb Life. Subsequent premium payments may also be wired to Chubb Life's bank. The financial institution transmitting the wired funds may impose a charge for this service. In addition, Chubb Life has administrative procedures whereby premium payments in response to billing notices are sent directly to Chubb Life's bank. Unlike traditional insurance contracts, there is no fixed schedule of premium payments on a Policy either as to the amount or the timing of the payment. A Policyowner may determine, within specified limits, his or her own premium payment schedule. These limits will be set forth by Chubb Life and will include an initial premium payment sufficient to keep the Policy in force for at least three months, and may also include limits on the total amount and frequency of payments in each policy year. No premium payment may be less than $500. In order to help the Policyowner obtain the insurance benefits desired, a Planned Periodic Premium and Premium Frequency will be stated in each Policy. This premium will usually be based upon the Policyowner's insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy, and the Insured's age, sex and risk class, as discussed with the agent. The Policyowner is not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy, provided the Policy's Cash Value, less Policy Debt, if any, is sufficient to pay monthly deductions. Conversely, adherence to the schedule of Planned Periodic Premiums will not assure that the Policy will remain in force. See "THE POLICIES--Policy Lapse".

  GUARANTEED DEATH BENEFIT PREMIUMS. If the Guaranteed Death Benefit Rider is added to the Policy, the Death Benefit is guaranteed to never be less than the Specified Amount, provided the Policyowner pays a cumulative minimum premium. This cumulative minimum premium is based on Issue Age, sex, smoking status and underwriting class of the Insured(s) as well as the Specified Amount and Death Benefit option. The premium is increased for increases in the Specified Amount. See "POLICY BENEFITS AND RIGHTS--Optional Insurance Benefits".

  PREMIUM LIMITATIONS. If, at any time during the year, a premium has been paid which would result in a Policy being deemed a modified endowment contract, Chubb Life will so notify the Policyowner on the Policy's anniversary date and allow the Policyowner to request a refund of the excess premium, or other action, in order to avoid having the Policy be deemed to be a modified endowment contract. A Policyowner, however, may choose to have the Policy be deemed a modified endowment contract, and, in that case, Chubb Life will not refund the premiums. See "FEDERAL TAX MATTERS--Policy Proceeds". Premium payments less than the minimum amount of $500 will be returned to the Policyowner.

  ALLOCATION OF PREMIUMS. Premium payments, net of the state premium tax charge, the Federal DAC tax charge and the sales charge plus interest earned prior to the Allocation Date, will be allocated on the Allocation Date among the Divisions and the General Account in accordance with the directions of the Policyowner, as contained in the application. Prior to the Allocation Date the initial Net Premium will be held in Chubb Life's General Account. Any other premiums received prior to the Allocation Date will also be held in the General Account. If the Policy issued as applied for is not accepted or the "free look" is exercised, no interest will be credited and Chubb Life will retain any interest earned on the initial Net Premium. The minimum percentage of any Net Premium payment allocated to any Division or the General Account is 1%. The Policyowner may change his or her allocation of future premium payments among the Divisions and the General Account by written notice to Chubb Life or by telephone without payment of any fee or penalty.

  The allocation of each Net Premium payment to a Division will be determined first by multiplying the Net Premium payment by the fraction to be allocated to each Division as the Policyowner directs to determine the portion to be invested in the Division. Each portion to be invested in each Division is then divided by the unit value of that particular Division to determine the number of units to be credited to a Policyowner. The unit value of each Division will vary to reflect the investment experience of the corresponding underlying Portfolio shares. For a description of the method of determining unit values see "CALCULATION OF ACCUMULATION VALUE--Unit Values". Applicants should refer to the Prospectus for the Trust which accompanies this Prospectus for a description of how the assets of each Portfolio are valued.

  All valuations in connection with the Policy, e.g., with respect to determining Cash Value in connection with policy loans or withdrawals, with respect to determining Accumulation Value in connection with transfers or payment of Death Benefits, and with respect to determining a Division's unit value at the time of each Net Premium payment, will be made on the Date of Receipt of the premium or the request for payment, loan, withdrawal or transfer if such date is a Valuation Date; otherwise, such determination will be made on the next succeeding day which is a Valuation Date. The Date of Receipt of a premium payment sent directly to Chubb Life's bank pursuant to a billing notice will be the date the payment is received at the bank and the value of any Division to which the payment is allocated will be determined as of such date provided such date is a Valuation Date; otherwise, such determination will be made on the next succeeding day which is a Valuation Date.

  TRANSFERS. Accumulation Value may be transferred among the Divisions and between the Divisions and the General Account. In addition to individual transfer requests, Policyowners may elect either a Dollar Cost Averaging feature or an Automatic Portfolio Re-Balancing feature which provides for systematic transfers as described below. Transfer requests may be made in writing or by telephone. The total amount transferred each time must be at least $1,000 unless a lesser amount constitutes the entire Accumulation Value in a Division or in the General Account. Accumulation Value transferred from one Division or from the General Account into more than one Division, and/or into the General Account, counts as one transfer. Similarly, transferring Accumulation Value from more than one Division, and/or the General Account, into one other Division or the General Account, counts as one transfer.

  Chubb Life currently permits 12 transfers per policy year without imposing a transfer charge. For transfers in excess of 12 in any Policy year, a transfer charge of $100 to cover administrative costs will be imposed each time amounts are transferred and will be deducted on a pro-rata basis from the Division or Divisions or the General Account into which the amount is transferred. However, no transfer charge will be imposed on the transfer of the initial Net Premium payments, plus interest earned, from the General Account to the Divisions on the Allocation Date or on loan repayments. No transfer charge will be imposed for transfers pursuant to the Dollar Cost Averaging or Automatic Portfolio Re-Balancing features. Currently, a Policyowner may make up to 24 transfers per policy year. Chubb Life reserves the right to revoke or modify transfer privileges and charges.

  At any time the Policyowner may transfer 100% of the Policy's Accumulation Value to the General Account and elect to have all future premium payments allocated to the General Account. While 100% of the Policy's Accumulation Value and all future premium payments are allocated to the General Account, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, the Attained Age, and rating class of the Insured at the time of transfer. The minimum period will decrease if the Policyowner subsequently elects to increase the Specified Amount, elects to surrender the Policy, or elects to make a withdrawal. The minimum period will increase if the Policyowner elects to decrease the Specified Amount, additional premium payments are received, or Chubb Life credits a higher interest rate or charges a lower cost of insurance rate than those guaranteed for the General Account.

  Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Re-Balancing and loan repayments, transfers out of the General Account to the Divisions are permitted only once every 180 days and are limited in amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral or (b) $100,000. In addition, any other transfer rules, including minimum transfer amounts, also apply. Chubb Life reserves the right to modify these restrictions.

  No transfer charge will be imposed for a transfer of all Accumulation Value in Separate Account C to the General Account. However, any transfer from the General Account to the Division(s) will be subject to the transfer charge, unless it is one of the first 12 transfers in a policy year and except for the transfer of the initial Net Premium payments, plus interest earned, from the General Account, loan repayments, and transfers pursuant to the Dollar Cost Averaging or Automatic Portfolio Re-Balancing features.

  A feature called Dollar Cost Averaging is available to Policyowners under which a Policyowner deposits or designates an amount, subject to a minimum of $6,000, in the Resolute Treasury Money Market Division or the General Account and elects to have a specified dollar amount (the "Periodic Transfer Amount") automatically transferred to one or more of the Divisions on a monthly, quarterly, or semi-annual basis. This feature allows Policyowners to systematically invest in the Divisions at various prices which may be higher or lower than the price a Policyowner would pay when investing the entire amount at one time and at one price. Each Periodic Transfer Amount is subject to a minimum amount of $500. A minimum of 1% of the Periodic Transfer Amount must be transferred to any specified Division. These amounts are subject to change at Chubb Life's discretion. If a transfer would reduce Accumulation Value in the Resolute Treasury Money Market Division or the General Account to less than the Periodic Transfer Amount, Chubb Life reserves the right to include such remaining Accumulation Value in the amount transferred. At the time a policyowner elects the Dollar Cost Averaging feature, an election is made between Fixed Amount Dollar Cost Averaging or Continuous Mode Dollar Cost Averaging. Under Fixed Amount Dollar Cost Averaging, the feature will continue until the Designated Amount has been transferred or the policyowner gives notification of cancellation of the feature prior to transfer of the entire Designated Amount. Once the Designated Amount has been transferred, a new Dollar Cost Averaging election form must be completed if the Policyowner wishes to have additional money dollar cost averaged. Under Continuous Mode Dollar Cost Averaging, any amounts deposited into the Repository Account, and not just the Designated Amount, will be transferred. Dollar Cost Averaging is currently available to policyowners at no charge. Although Chubb Life reserves the right to assess a charge, no greater than cost and with 30 days advance notice to Policyowners, it has no present intention to do so.

  An Automatic Portfolio Re-Balancing feature is also available to Policyowners. This feature provides a method for re-establishing fixed proportions between various types of investments on a systematic basis. Under this feature, the allocation between Divisions and the General Account will be automatically re-adjusted to the desired allocation, subject to a minimum of 1% per Division or General Account, on a quarterly, semi-annual or annual basis.

  A Policyowner may choose one of the two features. Transfers and adjustments pursuant to these features will occur on a Policy's Monthly Anniversary Date in the month in which the transaction is to take place or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or a weekend. The applicable authorization form must be on file at Chubb Life before either feature may begin. Neither feature guarantees profits nor protects against losses. Transfers under these features do not count toward the 12 free transfers or the 24 transfers currently allowed per year. Chubb Life reserves the right to modify the terms and conditions of these features upon 30 days advance notice to Policyowners.

  TELEPHONE TRANSFERS, LOANS AND REALLOCATIONS. Policyowners may request by telephone transfers of Accumulation Value or reallocation of premiums (including allocation changes pursuant to existing Dollar Cost Averaging and Automatic Portfolio Re-Balancing programs), provided that the appropriate authorization form is on file with Chubb Life. Chubb Life may also, in its discretion, permit loans to be made by telephone, provided that the proper authorization form is on file with Chubb Life. During periods of heavy telephone transfers, implementing a telephone transfer may be difficult. If a Policyowner is unable to reach Chubb Life via telephone, the Policyowner should send a written request to Chubb Life via an express mailing service or via the Chubb Life telecopier machine at (603) 226-5155. (Any transfer requests received via telecopier are considered telephone transfers and are bound by the conditions outlined in the signed authorization form.) Chubb Life reserves the right to discontinue telephone transfers at any time without notice to the Policyowners. Procedures have been established that are reasonably designed to reduce the risk of unauthorized telephone transfers, loan requests or allocation changes. These procedures include requiring personal identification information, tape recording calls and providing written confirmations to Policyowners. However, there still exists some risk. Neither Chubb Life, Chubb Securities Corporation, nor any of their affiliates are liable for any loss resulting from unauthorized telephone transfers, loan requests or premium allocation changes if its procedures have been followed, and a Policyowner bears the risk of loss in such situation.

  POLICY LAPSE. Failure to make a premium payment on a Policy will not necessarily cause the Policy to lapse. The duration of a Policy depends upon its Cash Value. The Policy will remain in force so long as the Cash Value, less any outstanding Policy Debt, is sufficient to cover cost of insurance and any rider charges. In the event the Cash Value, less any outstanding Policy Debt, is insufficient to pay these monthly cost of insurance and rider charges ("monthly deduction") the Policyowner will be given a sixty-one day period ("grace period") within which to make a premium payment to avoid lapse.

The premium required to avoid lapse must be sufficient in amount, after the deduction of the state premium tax charge, the Federal DAC tax charge and the sales charge, to cover the monthly deduction for at least three policy months. This required premium will be set forth in a written notice which Chubb Life will send to the Policyowner thirty-one days prior to the end of the grace period. The Policy will continue in force through the grace period, but if no payment is forthcoming, the Policy will terminate without value at the end of the grace period. If the Insured under Chubb Heritage I or the last surviving Insured under Chubb Heritage II dies during the grace period, the Death Benefit payable under the Policy will be reduced by the amount of the monthly deduction due and unpaid and the amount of any outstanding Policy Debt. In addition, if the Cash Value of the Policy at any time should decrease so the aggregate amount of outstanding Policy Debt secured by the Policy exceeds the Cash Value shown in the Policy and an additional payment is not made within sixty-one days the Policy will lapse.

  REINSTATEMENT. If the Policy lapses, the Policyowner may reinstate the Policy. The terms of the original contract will apply upon reinstatement. The Accumulation Value, before payment of the required reinstatement premium, will equal the Accumulation Value on the date of termination. The policy year on reinstatement will be measured from the Policy Date. An application for reinstatement may be made any time within five years of lapse and before the Maturity Date, but satisfactory proof of insurability of the Insured under Chubb Heritage I or the Insureds or surviving Insured under Chubb Heritage II and payment of a reinstatement premium is required. The reinstatement premium, after deduction of the state premium tax charge, the Federal DAC tax charge and the sales charge, must be sufficient to cover the monthly deduction for three policy months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, Chubb Life will require, at the election of the Policyowner, repayment or reinstatement of the loan before permitting reinstatement of the Policy. The effective date will be the date of approval of the reinstatement application, which will be as of a Monthly Anniversary Date.

  POLICY "FREE LOOK". The Policyowner has a limited right to return a Policy for cancellation and a full refund of all premiums paid. Chubb Life will cancel the Policy if it is returned by mail or personal delivery to Chubb Life, or to the agent who sold the Policy, within 20 days after the delivery of the Policy to the Policyowner. Chubb Life will return to the Policyowner within seven days all payments received on the Policy. Prior to the Allocation Date the initial Net Premium will be held in Chubb Life's General Account; Chubb Life will retain any interest earned if the "free look" right is exercised.

                            CHARGES AND DEDUCTIONS

  PREMIUM CHARGES. Upon receipt of each premium payment and before allocation of payment among the Divisions and the General Account, Chubb Life will deduct a state premium tax charge of 2.5% (which represents an average of actual premium taxes imposed), unless otherwise required by state law. Currently, the taxes imposed by states on premiums range up to 4% of premiums paid, while some states do not impose a premium tax. The 2.5% state premium tax charge may therefore be higher or lower than the actual premium tax imposed by states in which a particular Policyholder resides. Chubb Life will not increase this charge under outstanding Policies, but reserves the right to change this charge for Policies not yet issued in order to correspond with changes in the state premium tax levels. Chubb Life does not expect to derive a profit from this charge.

  Chubb Life will also deduct from each premium a charge currently equal to 1.25% to cover the estimated cost to Chubb Life of the Federal income tax treatment of the Policies' deferred acquisition costs ("Federal DAC tax charge"). Chubb Life has determined that this charge is reasonable in relation to Chubb Life's increased Federal income tax burden under the Code resulting from the receipt of premiums. Chubb Life will not increase this charge under outstanding Policies, but reserves the right, subject to any required regulatory approval, to change this charge for Policies not yet issued in order to correspond with changes in the DAC tax.

  Chubb Life will deduct a sales charge of 3% from each premium payment to compensate Chubb Life for the cost of selling the Policy. The cost of selling the Policy includes, among other things, agents' commissions, commission overrides, advertising and the printing of prospectuses and sales literature. Under normal circumstances, the amount of this charge, plus the Surrender Charge discussed below, are expected to compensate Chubb Life for total sales expenses for that year. To the extent sales expenses in any one policy year are not recovered by this 3% sales charge and the sales charge imposed upon surrenders or withdrawals during the first five policy years, the sales expenses may be recovered from other sources, including surplus, which may include profits, if any, from the mortality and expense risk charge.

  MONTHLY DEDUCTION. On each Monthly Anniversary Date and on the Policy Date, Chubb Life will deduct from the Accumulation Value of a Policy an amount to cover certain charges and expenses incurred in connection with the Policy. The amount of the monthly deduction is equal to the cost of insurance for the Policy as described below, and the cost of any optional benefits added by rider. The amount deducted will be deducted pro rata from each of the Divisions and the General Account, excluding the amount held in the General Account as loan collateral, in which the Policyowner is invested.

  The cost of insurance is determined on a monthly basis, and is determined separately for the initial Specified Amount and each subsequent increase in the Specified Amount. The monthly current cost of insurance rate is based on the sex, Issue Age, policy year, smoking status and rating class of the Insured(s), Specified Amount, Death Benefit option and applicable corridor percentage.

    The cost of insurance is calculated as (i) multiplied by the result of
  (ii) minus (iii) where:

    (i) is the cost of insurance rate as described in the Cost of Insurance Rates provision contained in the Policy.

    (ii) is the Death Benefit at the beginning of the policy month divided by 1.00327374, to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4% that is applicable to the General Account portion of the Policy; and

    (iii) is the Accumulation Value at the beginning of the policy month.

  If the corridor percentage is applicable, the Death Benefit used in the foregoing calculation will reflect the corridor percentage. The cost of insurance charge is not affected by the death of the first Insured to die under Chubb Heritage II.

  The monthly cost of insurance rate will be determined by Chubb Life based upon expectations as to future mortality experience, but can never exceed the rates shown in the table of Monthly Guaranteed Cost of Insurance Rates set forth in the Policy. Such guaranteed maximum rates are based on the Commissioner's 1980 Standard Ordinary Mortality Table.

  A guaranteed Monthly Deduction Adjustment will be calculated at the beginning of each policy year. The Monthly Deduction Adjustment will be allocated between the Divisions and the General Account in the same proportion as premium payments. The discount is calculated as (i) multiplied by the result of (ii) minus (iii) minus (iv), but not less than zero, where:

    (i) is a factor that varies by Specified Amount as follows:

             Under $5,000,000            .0001250
             $5,000,000 to $9,999,999    .0002500
             $10,000,000 to $14,999,999  .0003750
             $15,000,000 and Above       .0004583

    (ii) is an amount no greater than the Accumulation Value at the beginning of the policy year, and guaranteed to be at least the Accumulation Value at the beginning of the policy year less any unloaned funds in the General Account;

    (iii) is the Guideline Single Premium at issue under Section 7702 of the Code, increased on a pro-rata basis for any increase in Specified Amount; and

    (iv) is the outstanding Type A loan balance at the beginning of the policy year. See "CASH VALUE BENEFITS--Policy Loans" for a description of Type A loans.

  The Monthly Deduction Adjustment is the mechanism whereby Chubb Life annually evaluates its mortality risk exposure on individual Policies based on, among other factors, the proceeds from all mortality charges, including the cost of insurance charge and the mortality risk portion of the Risk Charge. The insurance charges are set at rates designed to cover total anticipated mortality experience, i.e., Death Benefit payments, taking into consideration the risk that actual experience may exceed Chubb Life's expectation. Of course, as the amount at risk under any one Policy decreases, i.e., Accumulation Value increases, Chubb Life's exposure on such Policy will be reduced. Moreover, Chubb Life's risk decreases as the Specified Amount increases. The Monthly Deduction Adjustment formula factors in Accumulation Value and Specified Amount. Thus, the Monthly Deduction Adjustment may be translated into a net reduction of the Risk Charge which is applied to the Accumulation Value. As shown in the following table, the Monthly Deduction Adjustment may be expressed as a reduction in the mortality portion of the Risk Charge.

                                                MORTALITY MORTALITY
                                       MONTHLY    RISK      RISK
                            MORTALITY DEDUCTION  CHARGE    CHARGE    EFFECTIVE
      SPECIFIED               RISK     ADJUST-    BELOW     ABOVE    MORTALITY
        AMOUNT               CHARGE     MENT       GSP       GSP    RISK CHARGE*
      ---------             --------- --------- --------- --------- ------------
$   500,000--$4,999,999...     .55%      .15%      .55%     .40%       .475%
$ 5,000,000--$9,999,999...     .55%      .30%      .55%     .25%       .40%
$10,000,000--$14,999,999..     .55%      .45%      .55%     .10%       .325%
$15,000,000 and Above ....     .55%      .55%      .55%     .0%        .275%

-------
* Assumes that Accumulation Value, less any Type A loans, at the beginning of the policy year is twice the Guideline Single Premium ("GSP").

  RISK CHARGE. Chubb Life will also assess a charge on a daily basis against each Division at an annual rate of .65% of the value of the Division to compensate Chubb Life for its assumption of certain mortality and expense risks in connection with the Policy. Specifically, Chubb Life bears the risk that the total amount of Death Benefit payable under the Policy will be greater than anticipated and Chubb Life also assumes the risk that the actual cost incurred by it to administer the Policy will not be covered by charges assessed under the Policy.

  SURRENDER CHARGE. Upon surrender during the first five policy years, Chubb Life will assess a contingent deferred sales charge. This contingent deferred sales charge will be 5% of first year premiums for surrender during the first policy year, 4% of first year premiums for surrender during the second policy year, 3% of first year premiums for surrender during the third policy year, 2% of first year premiums for surrender during the fourth policy year and 1% of first year premiums for surrender during the fifth policy year. There is no Surrender Charge assessed for surrender after the fifth policy year. A pro rata portion of any Surrender Charge will be assessed upon a withdrawal. The Policy's Accumulation Value will be reduced by the amount of any withdrawal plus any applicable pro-rata Surrender Charge.

  The Surrender Charge helps to compensate Chubb Life for the cost of selling the Policy, including the cost of advertising and the printing of the Prospectus and sales literature.

  ADMINISTRATIVE FEES. An administrative fee equal to $100 is imposed for each transfer among the Divisions or the General Account, after the first 12 transfers in a policy year and except for the transfer of the initial Net Premium payments, plus interest, from the General Account on the Allocation Date, loan repayments and transfers pursuant to the Dollar Cost Averaging and Automatic Portfolio Re-Balancing features. For withdrawals, an administrative fee equal to $100 will be charged. All administrative fees are no greater than the anticipated expenses of providing such services.

  OTHER CHARGES. Chubb Life also reserves the right to charge the assets of each Division to provide for any income taxes or other taxes payable by Chubb Life on the assets attributable to that Division. An investment advisory fee for services provided by the Trust's investment manager and sub-investment adviser and certain other operating expenses are deducted from the assets of each Portfolio of the Trust. See "JPM SERIES TRUST II".

                          POLICY BENEFITS AND RIGHTS

  DEATH BENEFITS. So long as it remains in force, Chubb Heritage I provides for the payment of life insurance proceeds upon the death of the Insured and Chubb Heritage II provides for a Death Benefit payable upon the death of the last surviving Insured. Proceeds will be paid to a named Beneficiary or contingent Beneficiary. One or more Beneficiaries or contingent Beneficiaries may be named. Life insurance proceeds may be paid in a lump sum or under an optional payment plan. (See "SETTLEMENT OPTIONS" below.) Proceeds of the Policy will be reduced by any outstanding Policy Debt and any due and unpaid charges and increased by any benefits added by rider. Proceeds that are payable in a lump sum will be increased to include interest as required by applicable state law. Proceeds will ordinarily be paid within seven days after Chubb Life receives due Proof of Death. Under Chubb Heritage II, due Proof of Death must also be submitted at the time of the first death.

  A Policyowner will make in the initial application two elections to determine the Death Benefit under the Policy. First, the Policyowner will choose one of two Death Benefit options offered under the Policies. Second, the Policyowner will choose the Death Benefit qualification test, which is the method for qualifying the Policy as a life insurance contract for purposes of Federal tax law. If no Death Benefit qualification test or option is designated, the guideline premium test under Option I, as described below, will be assumed by Chubb Life to have been selected.

  The amount of life insurance proceeds payable under a Policy will depend upon the option in effect, as follows:

    Option I: For Policies issued pursuant to the cash value accumulation test, the Death Benefit equals the greater of the current Specified Amount or the Accumulation Value of the Policy at the date of death multiplied by the corridor percentage, as described below. For Policies issued pursuant to the guideline premium test, the Death Benefit equals the greater of the current Specified Amount or the Accumulation Value of the Policy at the date of death multiplied by the corridor percentage, as described below.

    Option II: The Death Benefit equals the current Specified Amount plus the Accumulation Value of the Policy on the date of death. For Policies issued pursuant to the cash value accumulation test, the Death Benefit will not be less than the Accumulation Value on the date of death multiplied by the corridor percentage, as described below. For Policies issued pursuant to the guideline premium test, the Death Benefit will not be less than the Accumulation Value multiplied by the corridor percentage, as described below.

  Option I emphasizes the impact of investment experience on Accumulation Value rather than insurance coverage because the Specified Amount and the Death Benefit, generally, remain stable. Under Option I, as Accumulation Value increases and Death Benefit does not increase, the amount at risk decreases. Thus, the cost of insurance charges are imposed on a decreasing amount. Option II emphasizes insurance coverage because favorable investment experience adds to the Accumulation Value that provides an addition to the total Death Benefit. Under Option II, favorable investment experience does not reduce the amount at risk upon which cost of insurance charges are based.

  The corridor percentage is a minimum ratio of Death Benefit to Accumulation Value required pursuant to the cash value corridor test under Section 7702 of the Code. The Policyowner has the option to select this minimum corridor percentage under the Code or an alternative corridor percentage that produces a higher corridor percentage beginning in policy year 25 which grades back to the minimum corridor percentage at the Maturity Date. Use of the alternative corridor percentage results in a higher ratio of Death Benefit to Accumulation Value than that resulting from the use of the minimum corridor percentage beginning in policy year 25. This higher ratio then gradually reduces until, by the Maturity Date, it is equal to the ratio produced by use of the minimum corridor percentage. Although use of the alternative corridor percentage results in a higher Death Benefit than the minimum corridor percentage beginning in policy year 25, this higher Death Benefit results in higher cost of insurance charges which has the effect of reducing Accumulation Value and consequently future Death Benefits.

  The Policyowner will also choose from two Death Benefit qualification tests available under a Policy. Once elected, the Death Benefit qualification test cannot be changed for the duration of the Policy. The available Death Benefit qualification tests are the cash value accumulation test and the guideline premium test.

  Generally, the cash value accumulation test requires that under the terms of a Policy, the Death Benefit must be sufficient so that the cash surrender value, as defined in Section 7702 of the Internal Revenue Code, does not at any time exceed the net single premium required to fund the future benefits under the Policy. If the Accumulation Value under a Policy is at any time greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be increased automatically by multiplying the Accumulation Value by the corridor percentage computed in compliance with the Code. A list of representative corridor percentages is set forth in Appendix A to this Prospectus. The corridor percentages under the Policy vary according to the Age, sex, and underwriting classification of the Insured(s), and the resulting Death Benefit determined by using the corridor percentage will be at least equal to the amount required for the Policy to be deemed life insurance under Section 7702. The corridor percentage is calculated using a four percent interest rate or, if higher, the contractually guaranteed interest rate and using mortality charges specified in the prevailing Commissioner's standard table as of the time the Policy is issued.

  The guideline premium test limits the amount of premiums payable under a Policy to a certain amount for an Insured of a particular age and sex. The test also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value. A complete list of corridor percentages is set forth in Appendix B to this Prospectus.

  There are two main differences between the guideline premium test and the cash value accumulation test. First, the guideline premium test limits the amount of premium that may be paid into a Policy. No such limits apply under the cash value accumulation test. (However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to Chubb Life.) Second, the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test than under the guideline premium test. Policyowners who desire to pay premiums in excess of the guideline premium test limitations should elect the cash value accumulation test. Policyowners who do not desire to pay premiums in excess of the guideline premium test limitations should consider the guideline premium test. Applicants for a Policy should consult a qualified tax adviser in choosing a Death Benefit election.

  The following examples demonstrate the determination of Death Benefits under Options I and II for the cash value accumulation test and the guideline premium test. The examples show a Chubb Heritage I policy and a Chubb Heritage II policy, with the same Specified Amounts and Accumulations Values. The Chubb Heritage I example assumes a Policy was issued to a male, non-smoker Insured, Age 45 at the time of calculation of the Death Benefit and that there is no outstanding Policy Debt. The Chubb Heritage II example considers a Policy issued to one male and one female, both non-smokers, and both Age 45. The policy is in its tenth policy year without any outstanding Policy Debt and with both insureds having attained age 55.

                               CHUBB HERITAGE I

                                       CASH VALUE ACCUMULATION GUIDELINE PREMIUM
                                                TEST                 TEST
                                       ----------------------- -----------------
Specified Amount......................        1,000,000            1,000,000
Accumulation Value....................          500,000              500,000
Corridor Percentage...................              314%                 215%
Death Benefit Option I................        1,570,000            1,075,000
Death Benefit Option II...............        1,570,000            1,500,000

                               CHUBB HERITAGE II

                                       CASH VALUE ACCUMULATION GUIDELINE PREMIUM
                                                TEST                 TEST
                                       ----------------------- -----------------
Specified Amount......................        2,000,000            2,000,000
Accumulation Value....................        1,000,000            1,000,000
Corridor Percentage...................              306%                 150%
Death Benefit Option I................        3,060,000            2,000,000
Death Benefit Option II...............        3,060,000            3,000,000

  The Death Benefit option in effect may be changed by sending Chubb Life a written request for change. The effective date of the change will be the first Monthly Anniversary Date that coincides with or next follows the Date of Receipt of such request. If the Death Benefit option is changed from Option II to Option I, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. Conversely, if the Death Benefit option is changed from Option I to Option II, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. Evidence of insurability satisfactory to Chubb Life will be required on a change from Option I to Option II. A change in the Death Benefit option may not be made if it would result in a Specified Amount which is less than a minimum Specified Amount of $250,000 on Chubb Heritage I and $500,000 on Chubb Heritage II. A change in Death Benefit options will affect the cost of insurance.

  After a Policy has been in force for one year, the Policyowner may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. The increase or decrease must be at least $250,000 on Chubb Heritage I and $500,000 on Chubb Heritage II. To make a change, the Policyowner must send a written request and the Policy to Chubb's home office. Any change in the Specified Amount will affect a Policyowner's cost of insurance charge. An increase in the Specified Amount will affect the determination of the amount available for a Type A loan, as explained below, and will affect the Monthly Deduction Adjustment discount, if any. Decreases in the Specified Amount may affect the Monthly Deduction Adjustment but will have no effect on the determination of the amount available for a Type A loan. Any decrease in the Specified Amount will become effective on the Monthly Anniversary Date after the Date of Receipt of the request. Any decrease in Specified Amount will first apply to coverage provided by the most recent Specified Amount increase, then to the next most recent increases successively and finally to the coverage under the original application. By applying decreases in this manner, savings, generally, may be realized by a Policyowner since additional costs and limitations associated with increases in Specified Amounts would be eliminated first. To apply for an increase in the Specified Amount, a supplemental application must be completed and evidence satisfactory to Chubb Life that each Insured is insurable must be submitted.

Any approved increase in the Specified Amount will become effective on the date shown in the Supplemental Policy Specifications Page. Such increase will not become effective, however, if the Policy's Cash Value is insufficient to cover the deduction for the cost of the increased insurance for the policy month following the increase. Such an increase may require a payment or future increased Planned Periodic Premiums.

  GUARANTEED DEATH BENEFIT. The Policyowner may add a Guaranteed Death Benefit Rider to the Policy under which the Death Benefit is guaranteed to never be less than the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge for this Death Benefit Rider. See "Optional Insurance Benefits".

  COMBINED REQUESTS. Policyowners may combine requests for changes in the Specified Amount and the Death Benefit option and requests for withdrawals. The requirements and limitations that apply to each change will apply to the combined transactions, including any required evidence of insurability, Specified Amount and premium limitations, effectiveness on the Monthly Anniversary Date following the Date of Receipt of the request, and the sufficiency of Cash Value to keep the Policy in force for the month following the transaction.

  The effect of a combined transaction on the cost of insurance, the amount of the Death Benefit proceeds and the premium limitations will be the net result of such effects for each such transaction considered separately. Policyowners should consider the net result of a combined transaction in light of insurance needs, financial circumstances and tax consequences.

  MATURITY OF THE POLICY. As long as the Policy remains in force, Chubb Life will pay the Policy's Cash Value, less outstanding Policy Debt, if any, on the Maturity Date. Benefits at maturity may be paid in a lump sum or under an optional payment plan. The Maturity Date is the date shown in the Policy. To change the Maturity Date, a written request and the Policy must be sent to Chubb Life. The Date of Receipt for any request must be before the Maturity Date then in effect. The requested Maturity Date must be (i) on a policy anniversary, (ii) at least one year from the Date of Receipt of the request,
(iii) after the tenth policy year and (iv) on or before the policy anniversary nearest to the Insured's 100th birthday for Chubb Heritage I and the younger Insured's 100th birthday for Chubb Heritage II.

  OPTIONAL INSURANCE BENEFITS. Subject to certain requirements, one or more of the following optional insurance benefits may be added to a Policy by rider. More detailed information concerning such riders may be obtained from the agent selling the Policy. Additional riders, developed after the effective date of this Prospectus, may also be available as optional insurance benefits to the Policy. The agent selling the Policy should be consulted regarding the availability of any such additional riders. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. See "CHARGES AND DEDUCTIONS."

  (a) GUARANTEED DEATH BENEFIT RIDER. This rider guarantees that the Policy will stay in force with a Death Benefit equal to the Specified Amount, even if the Cash Value less Policy Debt is not sufficient to pay the monthly deduction, provided that cumulative premiums paid, less loans and withdrawals, are greater than or equal to the guaranteed death benefit premium multiplied by the number of months the policy has been in force. This cumulative premium requirement must be met at all times for the rider to stay in force. A monthly charge of $.01 per $1,000 of Specified Amount will be deducted from the Policy's Accumulation Value.

  (b) AUTOMATIC INCREASE RIDER. This rider allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to certain limitations set forth in the rider. There is an annual charge per unit of Specified Amount which varies by Issue Age on Chubb Heritage I and by Joint Equal Age at issue on Chubb Heritage II.

  (c) POLICY EXCHANGE OPTION RIDER. This rider is available on Chubb Heritage II provided both Insureds are insurable. It allows Chubb Heritage II to be exchanged for two individual Chubb Heritage I policies, without evidence of insurability, each with a face amount equal to one half of the Death Benefit under Chubb Heritage II at the time of exchange, upon the Insureds' divorce or the occurrence of certain Federal tax law changes as specified in the rider. There is no charge for this rider.

  (d) EXTENSION OF MATURITY DATE RIDER. This rider allows the Policyowner to extend the original Maturity Date of the Policy under the terms set forth in the rider. See "FEDERAL TAX MATTERS."

  (e) EXCHANGE OF INSURED RIDER. This benefit is available under Chubb Heritage I, and provides that the Policy may be exchanged for a reissued policy on the life of a substitute insured, subject to the conditions stated in the rider. A charge of $150 will be assessed for exercising the option. See "FEDERAL TAX MATTERS."

  SETTLEMENT OPTIONS. In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of four methods. A settlement option may be designated by notifying Chubb Life in writing. A lump sum payment of proceeds under the Policy will be made if a settlement option is not designated. Any amount left with Chubb Life for payment under an optional payment plan will be transferred to the account of the Beneficiary in the General Account on the date Chubb Life receives written instructions. During the life of the Insured, the Policyowner may select a plan. If a payment plan has not been chosen at the time the Death Benefit becomes payable, a Beneficiary can choose a plan. If a Beneficiary is changed, the payment plan selection will no longer be in effect unless the Policyowner requests that it continue. An option may be elected only if the amount of the proceeds is $2,000 or more. Chubb Life reserves the right to change the interval of payments to 3, 6 or 12 months, if necessary, to increase the guaranteed payments to at least $20 each.

  OPTION A.

  INSTALLMENTS OF A SPECIFIED AMOUNT. Payments of an agreed amount to be made each month until the proceeds and interest are exhausted.

  OPTION B.

  INSTALLMENTS FOR A SPECIFIED PERIOD. Payments to be made each month for an agreed number of years.

  OPTION C.

  LIFE INCOME. Payments to be made each month for the lifetime of the payee. It is guaranteed that payments will be made for a minimum of 10, 15, or 20 years, as agreed upon.

  OPTION D.

  INTEREST. Payment of interest on the proceeds held by Chubb Life calculated at the compound rate of 3% per year. Interest payments will be made at 12, 6, 3 or 1 month intervals, as agreed upon.

  The interest rate for Options A, B, and D will not be less than 3% per year. The interest rate for Option C will not be less than 2 1/2% per year. Interest in addition to that stated may be paid or credited from time to time under any option, but only in the sole discretion of Chubb Life.

  Unless otherwise stated in the election of an option, the payee of policy benefits shall have the right to receive the withdrawal value under that option. For Options A and D, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. Such value will be calculated on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of the remaining payments. Such value will be calculated on the same basis as the original payments. To receive this value, the payee must submit evidence of insurability acceptable to Chubb Life. Otherwise, the withdrawal value shall be the commuted value of any remaining guaranteed payments. If the payee should be alive at the end of the guaranteed period, the payment will be resumed on that date. The payment will then continue for the lifetime of the payee.

  If a payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

                       CALCULATION OF ACCUMULATION VALUE

  The Policy provides for an Accumulation Value, which will be determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. The Policy's Accumulation Value in the Divisions is calculated by units and unit values under the Policies, as described below. The Policy's Accumulation Value will reflect a number of factors, including the investment experience of the Divisions that are invested in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. Accumulation Values in Separate Account C are not guaranteed as to dollar amount.

  On the Allocation Date, the Accumulation Value in Separate Account C is the initial premium payments, reduced by the state premium tax charge, the Federal DAC tax charge and the sales charge, plus interest earned prior to the Allocation Date, and less the monthly deduction for the first policy month. On the Allocation Date, the initial number of units credited to Separate Account C for the Policy will be established. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is (i) plus (ii) plus (iii) minus (iv) minus (v) where:

    (i) is the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, as described below, for the current Valuation Period,

    (ii) is any Net Premium received during the current Valuation Period which is allocated to the Division,

    (iii) is all Accumulation Values transferred to the Division from another Division or the General Account during the current Valuation Period,

    (iv) is the Accumulation Values transferred from the Division to another Division or the General Account and Accumulation Values transferred to secure a Policy Debt during the current Valuation Period, and

    (v) is all withdrawals from the Division during the current Valuation
  Period.

  In addition, whenever a Valuation Period includes the Monthly Anniversary Date, the Accumulation Value at the end of such period is reduced by the portion of the monthly deduction allocated to the Division.

  The Policy's total Accumulation Value in Separate Account C equals the sum of the Policy's Accumulation Value in each Division thereof.

  UNIT VALUES. Units are credited to a Policyowner upon allocation of Net Premiums to a Division. Each Net Premium payment allocated to a Division will increase the number of units in that Division. Both full and fractional units are credited. The number of units and fractional units is determined by dividing the Net Premium payment by the unit value of the Division to which the payment has been allocated. The unit value of each Division is determined on each Valuation Date. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each Division's units will vary depending upon the investment performance of the corresponding Portfolio of the Trust.

  Certain transactions affect the number of units in a Division under a Policy. Loans, surrenders and withdrawals, withdrawal and transfer fees and charges, the Surrender Charge, and monthly deductions involve the redemption of units and will decrease the number of units. Transfers of Accumulation Value among Divisions will reduce or increase the number of units in a Division, as appropriate.

  The unit value of each Division's units initially under the Policies was $10.00. Thereafter, the unit value of a Division on any Valuation Date is calculated by multiplying (1) by (2) where:

    (1) is the Division's unit value on the previous Valuation Date; and

    (2) is the net investment factor for the Valuation Period then ended.

  The unit value of each Division's units on any day other than a Valuation Date is the unit value as of the next Valuation Date and is used for the purpose of processing transactions.

  NET INVESTMENT FACTOR. The net investment factor measures the investment experience of each Division and is used to determine changes in unit value from one Valuation Period to the next Valuation Period. The net investment factor for a Valuation Period is (i) divided by (ii) minus (iii) where:

    (i) is (a) the value of the assets of the Division at the end of the preceding Valuation Period, plus (b) the investment income and capital gains, realized or unrealized, credited to the assets of the Division during the Valuation Period for which the net investment factor is being determined, minus (c) capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus (d) any amount charged against the Division for taxes or any amount set aside during the Valuation Period by Chubb Life to provide for taxes attributable to the operation or maintenance of that Division, and

    (ii) is the value of the assets of the Division at the end of the preceding Valuation Period, and

    (iii) is a charge no greater than .0017808% on a daily basis. This corresponds to .65% on an annual basis for mortality and expense risks.

                              CASH VALUE BENEFITS

  So long as it remains in force, the Policy provides for certain benefits prior to the Maturity Date. Subject to certain limitations, the Policyowner may at any time obtain Cash Value by surrendering the Policy or making withdrawals from the Policy. The Cash Value equals the Accumulation Value less any Surrender Charge. In addition, the Policyowner has certain policy loan privileges under the Policy.

  SURRENDER PRIVILEGES. As long as the Policy is in force, a Policyowner may surrender the Policy or make a withdrawal from the Policy at any time by sending a written request along with the Policy to Chubb Life. See "FEDERAL TAX MATTERS--Policy Proceeds."

  The surrender value of the Policy equals the Cash Value less any outstanding Policy Debt. The amount payable upon surrender of the Policy is the surrender value at the end of the Valuation Period during which the request is received. The surrender value may be paid in a lump sum or under one of the optional payment plans specified in the Policy. Proceeds will generally be paid within seven days of the Date of Receipt of a request for surrender or withdrawal. See "POLICY BENEFITS AND RIGHTS--Settlement Options."

  A Policyowner can obtain a portion of the Policy's Cash Value by withdrawal of Cash Value from the Policy. A withdrawal from a Policy is subject to the following conditions:

    A. The amount withdrawn may not exceed the Cash Value less any outstanding debt.

    B. The minimum amount that may be withdrawn is $5,000.

    C. A charge equal to $100 will be deducted from the amount of each withdrawal.

  Withdrawals generally will affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy. The Policy's Cash Value will be reduced by the amount of the withdrawal. The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro-rata Surrender Charge. Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro-rata Surrender Charge, unless the withdrawal is combined with a request to maintain or increase the Specified Amount. See "POLICY BENEFITS AND RIGHTS--Combined Requests".

  Under Option I, which provides for life insurance proceeds equal to the greater of the Specified Amount or the Accumulation Value of the Policy at the date of death multiplied by the corridor percentage, the Specified Amount will be reduced by the amount of the withdrawal plus any applicable pro-rata Surrender Charge. The Specified Amount remaining after a withdrawal may not be less than $250,000 for Chubb Heritage I and $500,000 for Chubb Heritage II. As a result, Chubb Life will not effectuate any withdrawal that would reduce the Specified Amount below these minimums. If increases in Specified Amount previously have occurred, a withdrawal will first reduce the Specified Amount of the most recent increase, then the most recent increases successively, then the coverage under the original application. If the life insurance proceeds payable under either Death Benefit option, both before and after the withdrawal, is the Accumulation Value multiplied by the corridor percentage, a withdrawal generally will result in a reduction in life insurance proceeds equal to the amount paid upon withdrawal, multiplied by the corridor percentage then in effect.

  Under Option II, which provides for life insurance proceeds equal to the Specified Amount plus Accumulation Value, a reduction in Accumulation Value as a result of a withdrawal will typically result in a dollar per dollar reduction in the life insurance proceeds payable under the Policy.

  A Policyowner may allocate a withdrawal among the Divisions and the General Account. If no such allocation is made, a withdrawal will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account, less any Policy Debt bears to the total Accumulation Value of the Policy, less any Policy Debt, on the date of withdrawal. See "FEDERAL TAX MATTERS--Policy Proceeds".

  POLICY LOANS. So long as the Policy remains in force, a Policyowner may borrow money from Chubb Life at any time after the first policy anniversary using the Policy as the only security for the loan. Loans have priority over the claims of any assignee or any other person. Generally, the maximum loan amount is 90% of the Policy's Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount which may be borrowed at any given time is the maximum loan amount reduced by any outstanding Policy Debt.

  Proceeds of policy loans ordinarily will be disbursed within seven days from the Date of Receipt of a request for a loan by Chubb Life, although payments may be postponed under certain circumstances. See "OTHER MATTERS--Postponement of Payments". Chubb Life may, in its discretion, permit loans to be made by telephone if the proper authorization form is on file with Chubb Life. So long as the Policy remains in force, the loan may be repaid in whole or in part without penalty at any time while an Insured is living.

  When a policy loan is made, a portion of the Policy's Accumulation Value sufficient to secure the loan will be transferred to the General Account. A policy loan removes the proceeds from the investment experience of Separate Account C which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. Any loan interest that is due and unpaid will also be so transferred. Accumulation Value equal to Policy Debt in the General Account will accrue interest daily at an annual rate of 6%. The Policyowner may allocate a policy loan among the Divisions and the General Account. If no such allocation is made the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan.

  Chubb Life will charge interest on any outstanding policy loan with such interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of Accumulation Value held in the General Account to secure loans. The unloaned Type A balance is the Cash Value, less the threshold, and less the sum of any outstanding Type A loans. The threshold is the Guideline Single Premium for this policy at issue as defined in Section 7702 of the Internal Revenue Code of 1986 entitled "Life Insurance Contract Defined." Any other loans are Type B loans. A Type B loan is charged an interest rate of 6.85%. It is possible for one loan request to result in both a Type A and a Type B loan. A request for a loan will be granted first as a Type A loan, to the extent available, and then as a Type B loan. Once a policy loan is granted, it remains a Type A or Type B until it is repaid. Increases in the Specified Amount will affect the determination of the amount available for a Type A loan; however, decreases in the Specified Amount will not have any such effect. Interest is due and payable at the end of each policy year, and any interest not paid when due becomes loan principal.

  Where applicable, loans are subject to conditions and requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"), as well as the terms of any retirement plan in connection with which the Policy has been purchased. The ERISA rules relating to loans are complex and vary depending on the individual circumstances of each Policy. Employers and Policyowners should consult with qualified advisers before exercising the loan privileges.

  Policy Debt equals the total of all outstanding policy loans and accrued interest on policy loans. If Policy Debt exceeds Cash Value, Chubb Life will notify the Policyowner and any assignee of record. A payment at least equal to the amount of excess Policy Debt above the Cash Value must be made to Chubb Life within 61 days from the date Policy Debt exceeds Cash Value, otherwise, the Policy will lapse and terminate without value. In such event, the Policyowner may be taxed on the total appreciation under the Policy. The Policy may, however, later be reinstated, subject to satisfactory proof of insurability and the payment of a reinstatement premium. See "THE POLICIES-- Reinstatement".

  So long as the Policy remains in force, Policy Debt may be repaid in whole or in part at any time during an Insured's life. If there is any existing Policy Debt, premium payments in the amount of the Planned Periodic Premium, received at the Premium Frequency, will be applied as premium. Premium payments in excess of the Planned Periodic Premium or premium payments received other than at the Premium Frequency, will first be applied as policy loan repayments, then as premium when the Policy Debt is repaid. For Policyowners with both Type A and Type B loans, repayments of the loan will be applied first to Type B loans and then to Type A loans. Upon repayment, the Policy's Accumulation Value securing the repaid portion of the debt in the General Account will be transferred to the Divisions and the General Account using the same percentages used to allocate Net Premiums. Any outstanding Policy Debt is subtracted from life insurance proceeds payable at the Insured's or last surviving Insured's death, from Accumulation Value upon surrender, and from Cash Value payable at maturity.

                                 OTHER MATTERS

  VOTING RIGHTS. To the extent required by law, Chubb Life will vote the Trust shares held in the various Divisions at regular and special shareholder meetings of the Trust in accordance with instructions received from persons having voting interests in Separate Account C. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change and, as a result, Chubb Life determines that it is permissible to vote the Trust shares in its own right, it may elect to do so. The number of votes on which each Policyowner has the right to instruct will be determined by dividing the Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests, or as otherwise required by law. Fractional shares will be counted. The number of votes on which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by the Trust for determining shareholders eligible to vote at the meeting of the Trust. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Trust. Chubb Life will vote Trust shares as to which no instructions are received in proportion to the voting instructions which are received with respect to all Policies participating in the Trust in accordance with applicable law. Each person having a voting interest will receive proxy material, reports and other materials relating to the Trust. The shares held by Chubb Life, including shares for which no voting instructions have been received, shares held in Separate Account C representing charges imposed by Chubb Life against Separate Account C under the Policies and shares held by Chubb Life that are not otherwise attributable to Policies, will also be voted by Chubb Life in proportion to instructions received from the owners of variable life insurance policies funded through Separate Account C. Chubb Life reserves the right to vote any or all such shares at its discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

  Chubb Life may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Trust or disapprove an investment advisory contract of the Trust. In addition, Chubb Life may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of the Trust if Chubb Life reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Chubb Life determined that the change would be inconsistent with the investment objectives of Separate Account C or would result in the purchase of securities for Separate Account C which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by Chubb Life or any affiliate of Chubb Life which have similar investment objectives. In the event that Chubb Life does disregard voting instructions, a summary of that action and the reason for such actions will be included in the next semi-annual report to the Policyowner.

  ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS. Chubb Life reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares held by any Division or which any Division may purchase. If shares of the Trust should no longer be available for investment or if, in the judgment of Chubb Life's management, further investment in shares of the Trust should become inappropriate in view of the purposes of the Policy, Chubb Life may substitute shares of any other investment company for shares already purchased, or to be purchased in the future under the Policies. No substitution of securities will take place without notice to and consent of Policyowners and without prior approval of the Commission, all to the extent required by the 1940 Act. Any surrender due to a change in a Portfolio's investment policy will incur any applicable Surrender Charges.

  Each class of Trust shares is subject to certain investment restrictions which may not be changed without the approval of the majority of the holders of such class. See the accompanying Prospectus for the Trust.

  ANNUAL REPORT. Each year a report will be sent to the Policyowner which shows the current Accumulation Value, Cash Value, premiums paid and all charges since the last annual report as well as the balance of outstanding policy loans. Chubb Life will also send to the Policyowner the reports required by the 1940 Act.

  CONFIRMATION. Confirmation notices (or other appropriate notification) will be mailed promptly at the time of the following transactions:

     (1) policy issue;

     (2) receipt of premium payments;

     (3) initial allocation among Divisions on the Allocation Date;

     (4) transfers among Divisions;

     (5) change of premium allocation;

     (6) change between Option I and Option II;

     (7) increases or decreases in Specified Amount;

     (8) withdrawals, surrenders or loans;

     (9) receipt of loan repayments; and

    (10) reinstatements; and

    (11) redemptions due to insufficient funds.

  LIMITATION ON RIGHT TO CONTEST. Chubb Life will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amount, after the Policy has been in force during the lifetime of each Insured for a period of two years from the date it is issued. Any increase in the Specified Amount will not be contested after such increase has been in force during the lifetime of each Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

  MISSTATEMENTS. If the age or sex of an Insured has been misstated in an application, including a reinstatement application, Chubb Life will adjust the benefits payable to reflect the correct age or sex.

  SUICIDE. The Policy does not cover the risk of suicide within two years from the date the Policy is issued or two years from the date of any increase in Specified Amount with respect to such increase, whether the Insured is sane or insane, unless otherwise specified by state law. In the event of suicide of any Insured within two years of the date the Policy is issued, the only liability of Chubb Life will be a refund of premiums paid, without interest, less any Policy Debt and less any withdrawal. In the event of suicide by any Insured within two years of an increase in Specified Amount, the only liability of Chubb Life with respect to the increase will be a refund of the cost of insurance for such increase.

  Under Chubb Heritage II, if the first death is by suicide and the surviving Insured is classified by Chubb Life as insurable on the Policy Date, Chubb Life will issue, upon request of the Policyowner and without evidence of insurability, an individual policy providing coverage on the life of the surviving Insured equal to the coverage on the Insureds for which premiums or cost of insurance was refunded.

  BENEFICIARIES. The original Beneficiaries and contingent Beneficiaries are designated by the Policyowner on the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with Chubb Life. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds of the Policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the Policyowner.

  POSTPONEMENT OF PAYMENTS. Payment of any amount upon surrender, withdrawal, policy loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of Policyowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practicable to determine the value of net assets in Separate Account C.

  ASSIGNMENT. Ownership of the Policy can be assigned or the Policy can be assigned as collateral security. Chubb Life must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by Chubb Life prior to its notification of such assignment. Chubb Life is not responsible for the validity of an assignment. A Policyowner's rights and the rights of the Beneficiary may be affected by an assignment.

  ILLUSTRATION OF BENEFITS AND VALUES. The Policyowner may request illustrations of Death Benefits, Accumulation Values and Cash Values at any time after the Policy Date. Illustrations will be based on the existing Accumulation Value and Cash Value at the time of the request and both the maximum and the then current costs of insurance rates. Although Chubb Life does not currently charge a fee for such illustrations, it reserves the right to charge an administrative fee, not to exceed $25, to cover the cost of preparing the illustrations.

  NON-PARTICIPATING POLICY. The Policy does not share in any surplus distributions of Chubb Life. No dividends are payable with respect to the Policy.

                              THE GENERAL ACCOUNT

  Policyowners may allocate Net Premiums and transfer Accumulation Value to the General Account. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and Chubb Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the General Account. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

  GENERAL DESCRIPTION. The General Account consists of all assets owned by Chubb Life other than those in Separate Account C and other separate accounts which have been or may be established by Chubb Life. Subject to applicable law, Chubb Life has sole discretion over the investment of the assets of the General Account.

  A Policyowner may elect to allocate Net Premiums to the General Account or to transfer Accumulation Value to or from the Divisions and the General Account. The allocation or transfer of funds to the General Account does not entitle a Policyowner to share in the investment experience of the General Account. Instead, Chubb Life guarantees that Accumulation Value in the General Account will accrue interest daily at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. Chubb Life is not obligated to credit interest at any higher rate, although Chubb Life may, in its sole discretion, do so.

  If the Policy issued as applied for is not accepted or the "free look" is exercised, no interest will be credited and Chubb Life will retain any interest earned on the initial Net Premium.

  GENERAL ACCOUNT ACCUMULATION VALUE. The Accumulation Value in the General Account on the Allocation Date is equal to the portion of the Net Premium payments, plus interest earned, which have been paid and allocated to the General Account, less the portion of the first monthly deduction allocated to the General Account.

  Chubb Life guarantees that interest credited to each Policyowner's Accumulation Value in the General Account will not be less than an effective annual rate of at least 4%. Chubb Life may, IN ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATION VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF CHUBB LIFE. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. Accumulation Value in the General Account that equals indebtedness will be credited interest daily at an effective annual rate of 6%. The Accumulation Value in the General Account will be calculated on each Monthly Anniversary Date of the Policy, or on any other date with consistent adjustments.

  Chubb Life guarantees that, at any time prior to the Maturity Date, the Accumulation Value in the General Account will not be less than the amount of the Net Premiums allocated or Accumulation Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which Chubb Life credits and any amounts transferred into the General Account, less the sum of all charges allocable to the General Account and any amounts deducted from the General Account in connection with withdrawals or transfers to Separate Account C.

  DETERMINATION OF CHARGES. The portion of the monthly deduction attributable to the General Account will be determined as of the actual Monthly Anniversary Date, even if the Monthly Anniversary Date does not fall on a Valuation Date.

  PREMIUM DEPOSIT FUND. As a convenience to Policyowners, Chubb Life permits Policyowners to deposit funds in a premium deposit fund ("PDF"), subject to the terms and conditions of the appropriate agreement. Funds deposited in the PDF earn interest at a minimum annual rates of 4%, with interest credited on each monthly anniversary date. Interest on these funds is not tax deferred and will be annually reported on Form 1099 to the Policyowner. An amount equal to the Planned Periodic Premium will be transferred on the Policy date to pay premiums on the Policy. Policyowners may withdraw all or part of the funds from the PDF at any time. No commissions are earned or paid until premium payments are made pursuant to transfers from the PDF.

                          DISTRIBUTION OF THE POLICY

  The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for Chubb Life, are also registered representatives of Chubb Securities Corporation, the principal underwriter of the policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter. Chubb Securities Corporation is a New Hampshire corporation organized in 1969. Chubb Securities Corporation is registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Each broker-dealer with whom Chubb Securities Corporation has executed a selling agreement will receive as a commission the full charge of 3% imposed on premiums. Any such broker-dealers will be registered under the Securities Exchange Act of 1934 and their representatives selling the Policies will be authorized under applicable insurance laws and regulations to sell insurance products of this type. It is not expected that the compensation paid by Chubb Life in connection with such sales will exceed that described above for sales by Chubb Securities Corporation's registered representatives.

  Chubb Life and Separate Account C have entered into a Distribution Agreement with Chubb Securities Corporation which continues until terminated by any party on 60 days notice. Chubb Securities Corporation is not obligated to sell any specified amount of Policies and may not assign its responsibilities under the Distribution Agreement. Chubb Life reimburses Chubb Securities Corporation for its expenses under the Distribution Agreement.

  Chubb Securities Corporation is engaged in the sale and distribution of various other securities, including other flexible premium variable life policies. It acts as principal underwriter for other flexible premium variable life policies and variable annuity contracts issued by Chubb Life (and its affiliated insurance companies) and for the Chubb America Fund, Inc. and the Chubb Investment Funds, Inc. mutual funds. It sells a number of mutual fund shares as well as shares of other securities and limited partnership interests in both public and private limited partnerships. Mutual fund shares available for sale by Chubb Securities Corporation are sold pursuant to non-exclusive selling agreements with the distributors of the mutual funds.

  GROUP OR SPONSORED ARRANGEMENTS. Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans and deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

  Chubb Life may reduce the following types of charges for Policies issued in connection with group or sponsored arrangements: the sales charge, the cost of insurance charge, surrender or withdrawal charges, administrative charges for withdrawal or transfer, the guaranteed death benefit charge and charges for optional rider benefits. Chubb Life may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis. Due to the underwriting criteria established for Policies issued on a non-medical, guaranteed issue basis, actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. In addition, Chubb Life may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

  Certain charges or underwriting requirements set forth in this Prospectus may also be reduced or eliminated for Policies issued in connection with an exchange of another Chubb Life policy or contract or policies or contracts of any affiliates of Chubb Life.

  The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements, and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. The charges will be reduced in accordance with Chubb Life's company practice in effect when the Policy is issued. The elimination or modification of underwriting requirements will be done in accordance with Chubb Life's administrative procedures with respect to underwriting when the Policy is issued. Reductions and modifications will not be made where prohibited by applicable law and will not be unfairly discriminatory against any person including the purchasers to whom the reduction or modification applies and all other Owners of the Policy.

                            MANAGEMENT OF CHUBB LIFE

                 Executive Officers and Directors of Chubb Life

                                   DIRECTORS

                                   PRINCIPAL OCCUPATION AND
NAME                               BUSINESS ADDRESS
----                               ------------------------
John C. Beck.....................  Managing Partner
                                   Beck, Mack & Oliver
                                   330 Madison Avenue-31st Floor
                                   New York, NY 10017-5001
James I. Cash....................  Professor
                                   Harvard Business School
                                   Soldiers Field Road
                                   Boston, Massachusetts 02163
*Percy Chubb, III................  Vice Chairman
                                   The Chubb Corporation
                                   (also serves as Vice Chairman of Chubb Life Insurance Company of America)
                                   15 Mountain View Road
                                   P.O. Box 1615
                                   Warren, New Jersey 07061-1615
Joel J. Cohen....................  Managing Director
                                   Donaldson, Lufkin & Jenrette Securities Corporation
                                   140 Broadway, 49th Floor
                                   New York, NY 10005
David H. Hoag....................  Chairman, President & CEO
                                   The LTV Corporation
                                   25 West Prospect Avenue
                                   Cleveland, OH 44115
Robert V. Lindsay................  Former President
                                   J.P. Morgan & Co., Inc.
                                   Altamont Road
                                   Millbrook, NY 12545
Thomas C. MacAvoy................  Professor
                                   Darden Graduate School of Business Administration
                                   University of Virginia
                                   Box 6550
                                   Charlottesville, VA 22906-6550
Gertrude G. Michelson............  R.H. Macy & Co., Inc.
                                   Herald Square--13th Floor
                                   New York, NY 10001
*Dean R. O'Hare..................  Chairman and President
                                   The Chubb Corporation
                                   (also serves as Chairman of Chubb Life Insurance Company of America)
                                   15 Mountain View Road
                                   P.O. Box 1615
                                   Warren, NJ 07061-1615
Warren B. Rudman.................  Partner
                                   Paul, Weiss, Rifkind, Wharton & Garrison
                                   1615 L Street, N.W.,
                                   Suite 1300
                                   Washington, D.C. 20036
Sir David G. Scholey, CBE........  Chairman
                                   S.G. Warburg Group plc
                                   One Finsbury Avenue
                                   London EC2M 2PA England
Raymond G.H. Seitz...............  Former Ambassador of the United States of America
                                   10 Trevor Square
                                   London SW7 IDT, England
Lawrence M. Small................  President and Chief Operating Officer
                                   Federal National Mortgage Association
                                   3900 Wisconsin Avenue, N.W.
                                   Washington, DC 20016
Richard D. Wood..................  Former Chairman
                                   Eli Lilly and Company
                                   Lilly Corporate Center
                                   Indianapolis, IN 46285

-------
* Executive Officer of Chubb Life

                   EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

NAME
----
Theresa M. Stone........  President and Chief Executive Officer
David S. Fowler.........  Vice Chairman
Charles C. Cornelio.....  Executive Vice President, Assistant Secretary and Chief Administrative Officer
Richard V. Werner.......  Executive Vice President and Chief Financial Officer
Ronald R. Angarella.....  Senior Vice President
Frederick H. Condon.....  Senior Vice President, General Counsel and Secretary
Vincent G. Mace, Jr.....  Senior Vice President, Group Actuary
Michael O'Reilly........  Senior Vice President
Warren L. Reynolds......  Senior Vice President
Paul Strong.............  Senior Vice President
Arthur V. Anderson......  Vice President
Thomas M. Bodrogi.......  Vice President
Mark Connolly...........  Vice President
Ronald B. Emery.........  Vice President
J. Michael Gannon.......  Vice President
Ned I. Gerstman.........  Vice President
Donald M. Kane..........  Vice President
Patrick A. Lang.........  Vice President
Deborah A. Leitch.......  Vice President
Justin J. Manjorin......  Vice President
Donna L. Metcalf........  Vice President
Thomas E. Murphy, Jr.     Vice President, Associate Medical Director
 M.D. ..................
Kenneth L. Robinson,      Vice President
 Jr.....................
James M. Sandelli.......  Vice President
Russell C. Simpson......  Vice President and Treasurer
James S. Smith..........  Vice President
William A. Spencer......  Vice President
John A. Thomas..........  Vice President
Ernest J. Tsouros.......  Vice President
David G. Underwood, MD..  Vice President and Medical Director
John W. Wells...........  Vice President

  The officers and employees of Chubb Life who have access to the assets of Separate Account C are covered by a fidelity bond issued by Aetna Casualty and Surety Company in the amount of $35,000,000.

                        STATE REGULATION OF CHUBB LIFE

  Chubb Life Insurance Company of America is governed under the laws of the state of New Hampshire and is subject to regulation by the Insurance Commissioner of New Hampshire. An annual statement is filed with the New Hampshire Insurance Commissioner on or before March 1 of each year covering the operations and reporting on the financial condition of Chubb Life as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of Chubb Life and Separate Account C and verifies their adequacy and a full examination of Chubb Life's operations is conducted by the Commissioner at least every five years.

  In addition, Chubb Life is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                              FEDERAL TAX MATTERS

  TAX CONSIDERATIONS. The following description is a brief summary of some of the tax rules, primarily related to federal income taxes under the Code, which, in the opinion of Chubb Life, are currently in effect and is not intended as tax advice. Chubb Life believes that, as discussed below, the Policy will in general receive favorable tax treatment under the Code. Because there are issues as to which the law is still developing or may change, however, and because this information is not intended as tax advice, Chubb Life recommends that the Policyowner or prospective Policyowner rely only on the advice of a qualified tax adviser.

  POLICY PROCEEDS. The Policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code, the Policy should qualify as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be fully excludable from the gross income of the Policy's Beneficiary for federal income tax purposes and, as long as the Policy remains in force, income earned on the Policy will not be subject to federal income tax unless and until there is a distribution from the Policy. Policyowners should consult with their own tax advisers in this regard.

  The federal income tax treatment of a distribution from the Policy will depend on whether a Policy is a life insurance policy and also if it is determined to be a "modified endowment contract," as defined by the Code. Chubb Life will notify a Policyowner if the amount of premiums paid in would cause a Policy to be a modified endowment contract and will allow a refund of the excess premium. The Policyowner may also choose to have the Policy treated as a modified endowment contract.

  A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

  Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a downward adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

  If the benefits under your policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

  If a policy is deemed to be a modified endowment contract, any distribution from the policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income-first" basis); distributions for this purpose include a loan or partial withdrawal. Any such distributions will be considered taxable income to the extent accumulation value under the policy exceeds investment in the policy.

  A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

  To the extent a policy becomes a modified endowment contract, any distribution, including any loan, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to the policyowner. Also, any distributions within two years before a policy becomes a modified endowment contract will also be income taxable to the policyowner. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

  In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a policy which meets this definition will continue to be excluded from the beneficiary's gross income. Chubb Life believes that the Policies meet this definition. However, there is uncertainty as to the meaning of "reasonable mortality charges" and resultant uncertainties as to Chubb Heritage II's qualification if a different definition is adopted by the Treasury Department. As long as a Policy does not violate the tests described above, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.

  The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In particular, prior to the issuance of final regulations or other clarifications under certain sections of the Code, there may be some uncertainties about the tax treatment of the Policy with respect to the mortality charges, substandard risks and any extension of the Maturity Date. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, Policyowners are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to an individual Policyowner's situation.

  Under normal circumstances, the Policy is not a modified endowment contract and loans received under the Policy will be construed as indebtedness of the Policyowner in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the Policy is expected to constitute income to the Policyowner. Policyholders are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

  Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 policy years may create taxable income for the Policyowner. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 policy years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums the Policyowner has paid that have not been previously withdrawn.

  If a Policyowner makes a partial withdrawal, surrender, loan or exchange of the Policy, Chubb Life may be required to withhold federal income tax from the portion of the money received by the Policyowner that is includable in the

Policyowner's federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before Chubb Life makes the payment. In addition, if a Policyowner fails to provide Chubb Life with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies Chubb Life that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, a Policyowner is liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If a Policyowner elects not to have federal income tax withheld, or if the amount withheld is insufficient, then the Policyowner may be responsible for payment of estimated tax. A Policyowner may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. Chubb Life suggests that Policyowners consult with a tax adviser or attorney as to the tax implications of these matters.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

  The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

  Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

  Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. Chubb Life believes it presently is in compliance with the diversification requirements as set forth in the regulations and intends to remain in compliance with such diversification requirements. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to the Policyowner, income earned on a Policy would be taxable to the Policyowner in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

  The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a policyowner's control of the investments of a segregated asset account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of policyowner control as premium allocation, investment selection, transfer privileges and investments in a division focusing on a particular investment sector. It has also been suggested that, in certain circumstances, control over the investment adviser might constitute prohibited policyowner control. Chubb Life believes that policyowner control will not exist under the Policy. Because failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account C to be includable in the Policyowner's gross income in the year earned, Chubb Life has reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. Chubb Life believes that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

  A Policyowner may elect to exchange Chubb Heritage II for two individual Chubb Heritage I policies provided the conditions under the Policy Exchange Option Rider are met. This could have adverse tax consequences including, but not limited to, the recognition of taxable income in an amount up to any taxable gain in the Policy at the time of the exchange.

  CHARGE FOR CHUBB LIFE INCOME TAXES. Chubb Life is presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and Chubb Life will include flexible premium life insurance operations in its tax return in accordance with these rules.

  Currently no charge is made against Separate Account C for Chubb Life's federal income taxes, or provisions for such taxes, that may be attributable to Separate Account C. Chubb Life may charge each Division for its portion of any income tax charged to Chubb Life on the Division or its assets. See "CHARGES AND DEDUCTIONS--Premium Charges" for a description of the Federal DAC tax charge deducted from premium payments. Under present laws, Chubb Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Chubb Life may decide to make charges for such taxes or provisions for such taxes against Separate Account C. Chubb Life would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against Separate Account C or its Divisions could have an adverse effect on the investment experience of such Division.

                           EMPLOYMENT BENEFIT PLANS

  Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which Separate Account C is a party or to which the assets of any of the Divisions are subject. Chubb Life is not involved in any litigation that is of material importance in relation to its total assets or that relate to Separate Account C.

                                    EXPERTS

  The financial statements of Chubb Life as of December 31, 1995 and for the year then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Michael
J. LeBoeuf, FSA, MAAA as stated in the opinion filed as an exhibit to the Registration Statement.

                            REGISTRATION STATEMENT

  A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and the amendments and exhibits to the Registration Statement to all of which reference is made for further information concerning Separate Account C, Chubb Life and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

  The most current financial statements of Chubb Life are those as of the end of the most recent fiscal year. Chubb Life does not prepare financial statements more often than annually and believes that any incremental benefit to prospective Policyowners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, Chubb Life represents that there have been no adverse changes in the financial condition or operations of Chubb Life between the end of the most current fiscal year and the date of this Prospectus. However, in the second quarter of 1996, the Company announced a plan to exit the group health insurance business. A definitive agreement was reached May 31, 1996 with Healthsource Inc. under which Healthsource will acquire the Company's interest in Chubb Health, Inc. The sale is subject to regulatory approvals and is expected to be completed no later than the second quarter of 1997. The Company also discontinued the marketing of traditional group health indemnity business. In the fourth quarter of 1996, the Company's Parent, The Chubb Corporation announced its intention to evaluate its strategic alternatives with respect to the life insurance companies, including the possible sale or spin-off of the business.

  The financial statements of Chubb Life which are included in the Prospectus should be considered only as bearing on the ability of Chubb Life to meet its obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in Separate Account C.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors Chubb Life Insurance Company of America

We have audited the accompanying consolidated balance sheet of Chubb Life Insurance Company of America and subsidiaries as of December 31, 1995, and the related consolidated statements of income, shareholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Chubb Life Insurance Company of America and subsidiaries at December 31, 1995, and the consolidated results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                               Ernst & Young LLP

Boston, Massachusetts
February 5, 1996

                           CONSOLIDATED BALANCE SHEET

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                               DECEMBER 31, 1995
                                 (IN THOUSANDS)

ASSETS
Invested assets (Note 2)
  Fixed maturities, held-to-maturity, at amortized cost............. $  403,539
  Fixed maturities, available-for-sale, at market...................  2,255,951
  Equity securities, at market......................................     40,208
  Short term investments, at cost...................................     55,222
  Policy loans......................................................    202,705
  Mortgage loans on real estate.....................................      9,634
                                                                     ----------
Total invested assets...............................................  2,967,259
                                                                     ----------
Accrued investment income...........................................     46,091
Uncollected premiums................................................     12,522
Reinsurance recoverable on life and health policy liabilities.......    193,925
Deferred policy acquisition costs (Note 3)..........................    575,614
Value assigned purchased insurance in force (Note 3)................     37,095
Goodwill, net of accumulated amortization of $22,067................     65,382
Property and equipment, net of accumulated depreciation of $62,328..     45,016
Separate account assets.............................................    261,764
Other assets........................................................     70,697
                                                                     ----------
                                                                      1,308,106
                                                                     ----------
Total assets........................................................ $4,275,365
                                                                     ==========
LIABILITIES
 Policy liabilities
  Policy fund balances.............................................. $2,129,327
  Future policy benefits............................................    622,802
  Policy and contract claims........................................     90,150
  Premiums paid in advance..........................................      2,136
  Other policyholders' funds........................................     98,723
                                                                     ----------
                                                                      2,943,138
 Mortgage loan payable (Note 11)....................................      5,212
 Short term debt (Note 11)..........................................     36,000
 Federal income taxes payable (Note 4)..............................      7,805
 Deferred federal income taxes (Note 4).............................     70,484
 Separate account liabilities.......................................    261,764
 Accrued expenses and other liabilities (Note 5)....................    105,446
                                                                     ----------
Total liabilities...................................................  3,429,849
Commitments and contingent liabilities (Note 6, 9, 14)
Minority interest in consolidated subsidiary (Note 1)...............        871
SHAREHOLDER'S EQUITY
 Common stock --$5 par value, 600,000 shares authorized, issued and
  outstanding.......................................................      3,000
 Paid in capital....................................................    249,872
 Unrealized appreciation of investments, net (Note 2)...............     40,720
 Retained earnings..................................................    551,053
                                                                     ----------
Total shareholder's equity..........................................    844,645
                                                                     ----------
Total liabilities and shareholder's equity.......................... $4,275,365
                                                                     ==========

See accompanying notes.

                        CONSOLIDATED STATEMENT OF INCOME

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                          YEAR ENDED DECEMBER 31, 1995
                                 (IN THOUSANDS)

REVENUES
  Premiums and policy charges......................................... $622,937
  Net investment income...............................................  230,090
  Realized investment gains...........................................   21,808
  Other income........................................................    4,055
                                                                       --------
Total Revenues........................................................  878,890
BENEFITS, CLAIMS AND EXPENSES
  Policy benefits and claims..........................................  526,689
  Change in reserves for future policy benefits.......................   22,530
                                                                       --------
                                                                        549,219
EXPENSES
  Commissions and other operating expenses............................  187,920
  Amortization........................................................   79,643
                                                                       --------
                                                                        267,563
                                                                       --------
Total benefits, claims and expenses...................................  816,782
                                                                       --------
Income before federal income tax......................................   62,108
Federal income tax (benefit)
  Current.............................................................   29,049
  Deferred............................................................   (8,192)
                                                                       --------
                                                                         20,857
                                                                       --------
Income before minority interest.......................................   41,251
  Minority interest in net loss of consolidated subsidiary............     (965)
                                                                       --------
Net Income............................................................  $42,216
                                                                       ========

See accompanying notes.

                 CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                          YEAR ENDED DECEMBER 31, 1995
                                 (IN THOUSANDS)

Common stock
  Balance, beginning and end of year.................................. $  3,000
                                                                       --------
Paid in capital
  Balance, beginning and end of year..................................  249,872
                                                                       --------
Unrealized appreciation (depreciation) of investments, net
  Balance, beginning of year..........................................  (33,907)
  Change, net (Note 3)................................................   74,627
                                                                       --------
  Balance, end of year................................................   40,720
                                                                       --------
Retained Earnings
  Balance, beginning of year..........................................  512,845
  Net income..........................................................   42,216
  Dividends to parent.................................................   (4,008)
                                                                       --------
  Balance, end of year................................................  551,053
                                                                       --------
Total shareholder's equity............................................ $844,645
                                                                       ========

See accompanying notes.

                      CONSOLIDATED STATEMENT OF CASH FLOWS

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                          YEAR ENDED DECEMBER 31, 1995
                                 (IN THOUSANDS)

OPERATING ACTIVITIES
Net income........................................................ $    42,216
Adjustments to reconcile net income to net cash used in operating activities:
  Decrease in future policy benefits, policy and contract claims
   and premiums paid in advance, net..............................     (25,269)
  Decrease in uncollected premiums................................      10,523
  Increase in policy acquisition costs deferred, net of
   amortization...................................................     (82,664)
  Net amortization of value assigned purchased insurance in force.       4,218
  Increase in accrued investment income...........................      (4,017)
  Realized investment gains.......................................     (21,808)
  Accretion of investment discounts...............................      (6,383)
  Provision for depreciation......................................       8,867
  Provision for deferred income tax...............................      (8,192)
  Increase in federal income tax payable..........................       2,593
  Other, net......................................................       9,612
                                                                   -----------
Net cash used for operating activities............................     (70,304)
INVESTING ACTIVITIES
Proceeds from sales of fixed maturities...........................     599,100
Proceeds from maturities of fixed maturities......................     131,180
Proceeds from sales of equity securities..........................     109,682
Purchases of fixed maturities.....................................  (1,058,894)
Purchases of equity securities....................................     (50,894)
Decrease in short term investments, net...........................      60,086
Policy loans issued, net of repayments............................     (12,011)
Mortgage loans, net...............................................       2,281
Other, net........................................................      (6,061)
                                                                   -----------
Net cash used for investing activities............................    (225,531)
FINANCING ACTIVITIES
Deposits credited to policyholders' funds.........................     444,040
Withdrawals from policyholders' funds.............................    (138,071)
Mortgage debt principal payments..................................        (753)
Dividends to Parent...............................................      (4,008)
Decrease in cash overdraft........................................      (5,373)
                                                                   -----------
Net cash provided by financing activities.........................     295,835
Increase in cash..................................................           0
                                                                   -----------
Cash, beginning and end of year (Note 1).......................... $         0
                                                                   ===========

See accompanying notes.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1995

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

  The accompanying financial statements reflect the consolidated life and health insurance operations of Chubb Life Insurance Company of America and its subsidiaries (the Company). Wholly-owned subsidiaries include Chubb America Service Corporation, The Colonial Life Insurance Company of America (Colonial), Chubb Investment Advisory Corporation, and Chubb Sovereign Life Insurance Company (Sovereign). Majority-owned subsidiaries include ChubbHealth Holdings, Inc. (ChubbHealth). Significant intercompany transactions have been eliminated in consolidation. Chubb Life Insurance Company of America is wholly-owned by The Chubb Corporation (the Parent).

  ChubbHealth is an insurance holding company which owns 100% of ChubbHealth, Inc. (CHI), a health maintenance organization (HMO). CHI commenced operations in the New York City metropolitan area on June 1, 1994. ChubbHealth is jointly owned by the Company and Healthsource, New York, Inc. (Healthsource). The Company owns 85% of the outstanding stock of ChubbHealth.

BASIS OF PRESENTATION

  The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). The consolidated financial statements reflect estimates and judgments made by management which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECOGNITION OF REVENUES, BENEFITS, CLAIMS AND EXPENSES:

  Universal Life Products Universal life products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

  Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges. Policy fund assets and liabilities for variable universal life insurance are segregated and recorded as separate account assets and liabilities. Separate account assets are carried at market values as of the balance sheet date and are invested by the Company at the direction of the policyholder. Investments are made in one or more of fifteen portfolios in a series fund. Each of the portfolios has specific investment objectives and the investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. Accordingly, operating results of the separate account are not included in the consolidated statements of income.

  Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies. Interest crediting rates ranged from 4 3/4% to 7 5/8%.

  Investment Products Investment products include flexible premium annuities, structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and administrative charges assessed against the contract holders. Interest crediting rates ranged from 3 1/2% to 8%.

  Traditional Life Insurance Products Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions ranged from 3% to 9%. Mortality is calculated

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

  Accident and Health Insurance Accident and health insurance premiums are earned on a monthly pro rata basis over the terms of the policies. Benefits include paid claims plus an estimate for known claims and claims incurred but not reported as of the balance sheet date.

  Reinsurance In the ordinary course of business, the Company and its insurance subsidiaries assume and cede reinsurance with other insurance companies. These arrangements minimize the maximum net loss potential arising from large risks. Reinsurance contracts do not relieve the Company and its insurance subsidiaries from their obligation to policyholders. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

  Reinsurance recoverable on life and health policy liabilities represent estimates of the portion of such liabilities that will be recovered from reinsurers, determined in a manner consistent with the liabilities associated with the reinsured policies.

  Deferred Policy Acquisition Costs Certain costs of acquiring insurance contracts, principally commissions, underwriting costs and certain variable field office expenses are deferred. Deferred policy acquisition costs for universal life and investment contracts are amortized over the lives of the contracts in relation to the present value of estimated gross profits expected to be realized. Deferred policy acquisition costs related to universal life and investment contracts are also adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to the unrealized appreciation or depreciation of the investments component of shareholder's equity, net of applicable deferred income tax.

  Traditional life insurance deferred policy acquisition costs are being amortized over the premium-payment period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

  Value Assigned Purchased Insurance In Force The value assigned purchased insurance in force is amortized principally over the estimated life of the insurance in force at the date of acquisition in proportion to the emergence of profit using assumptions consistent with those used in the amortization of the deferred policy acquisition costs. Interest accrues on the unamortized balance at rates ranging from 6% to 9 1/4%. Value assigned purchased insurance in force related to universal life and investment contracts is also adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to the unrealized appreciation or depreciation of the investments component of shareholder's equity, net of applicable deferred income tax.

INVESTED ASSETS

  Short term investments, which have an original maturity of one year or less, are carried at amortized cost.

  Fixed maturities, which include bonds and redeemable preferred stocks, are purchased to support the investment strategies of the Company. These strategies are developed based on many factors including rate of return, maturity, credit risk, tax considerations and regulatory requirements. Those fixed maturities which the Company has the ability and intent to hold to maturity are considered held-to-maturity and carried at amortized cost. Fixed maturities which may be sold prior to maturity to support the investment strategies of the Company are considered available-for-sale and carried at market value as of the balance sheet date.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

  Equity securities, which include common stocks and non-redeemable preferred stocks, are carried at market values as of the balance sheet dates.

  Policy loans are carried at the unpaid balances. Mortgage loans on real estate are carried at the unpaid balances, adjusted for amortization of premium or discount.

  Realized gains and losses on the sale of investments are determined on the basis of the cost of the specific investments sold and are credited or charged to income. Unrealized appreciation or depreciation on those investments which are carried at market value is excluded from income and credited or charged directly to a separate component of shareholder's equity.

GOODWILL

  Goodwill, which represents the excess of the purchase price over the fair value of net assets of subsidiaries acquired, is amortized using the straight-line method over 40 years.

PROPERTY AND EQUIPMENT

  Property and equipment used in operations are carried at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets.

FEDERAL INCOME TAXES

  The Company files a consolidated federal income tax return with its parent. Federal income tax is allocated as if the Company and its subsidiaries filed a separate consolidated income tax return. Deferred income tax assets and liabilities are recognized for the expected future tax effects attributable to temporary differences between the financial reporting and tax bases of assets and liabilities, based on enacted tax rates and other provisions of tax law.

  Deferred income taxes related to unrealized appreciation or depreciation of investments carried at market value are charged or credited directly to a separate component of shareholder's equity.

FAIR VALUES OF FINANCIAL INSTRUMENTS

  Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Accordingly, the derived fair value estimates cannot be substantiated by comparison to independent markets and are not necessarily indicative of the amounts that could be realized in immediate settlement of the instrument. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

  The methods and assumptions used to estimate the fair value of financial instruments are as follows:

  . Fair values of fixed maturities with active markets are based on quoted market prices. For fixed maturities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of fixed maturities are principally a function of current interest rates. Care should be used in evaluating the significance of these estimated market values.

  .  Fair values of equity securities are based on quoted market prices.

  . The carrying value of short term investments approximates fair value due to the short maturities of these investments.

  . Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses and approximate carrying values.

  . The carrying value of short term debt approximates fair value due to the short maturities of the debt.

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

  The carrying value and fair value of financial instruments at December 31, 1995 are as follows:

                                                           CARRYING     FAIR
                                                            VALUE      VALUE
                                                          ---------- ----------
                                                             (IN THOUSANDS)
Assets
  Invested assets
    Fixed maturities
      Held-to-maturity................................... $  403,539 $  434,972
      Available-for-sale.................................  2,255,951  2,255,951
    Equity securities....................................     40,208     40,208
    Short term investments...............................     55,222     55,222
    Policy loans.........................................    202,705    202,705
    Mortgage loans on real estate........................      9,634      9,634
Liabilities
  Short term debt........................................     36,000     36,000

CASH FLOW INFORMATION

  In the statement of cash flows, short term investments are not considered to be cash equivalents. Cash overdrafts are included in accrued expenses and other liabilities. The overdrafts at December 31, 1995 were $24,201,000.

2. INVESTED ASSETS

  The sources of net investment income for the year ended December 31, 1995 were as follows:

                                                                  (IN THOUSANDS)
                                                                  --------------
     Fixed maturities............................................    $208,598
     Equity securities...........................................       3,544
     Short term investments......................................       4,536
     Policy loans................................................      14,219
     Mortgage loans..............................................       1,014
     Other.......................................................       1,039
                                                                     --------
       Gross investment income...................................     232,950
     Investment expenses.........................................       2,860
                                                                     --------
       Net investment income.....................................    $230,090
                                                                     ========

  Realized investment gains and losses for the year ended December 31, 1995 were as follows:

                                                                  (IN THOUSANDS)
                                                                  --------------
     Gross realized investment gains
       Fixed maturities..........................................    $14,902
       Equity securities.........................................     13,052
                                                                     -------
                                                                     $27,954
                                                                     =======
     Gross realized investment losses
       Fixed maturities..........................................    $ 4,409
       Equity securities.........................................      1,737
                                                                     -------
                                                                     $ 6,146
                                                                     =======
     Net realized investment gains
       Fixed maturities..........................................    $10,493
       Equity securities.........................................     11,315
                                                                     -------
                                                                     $21,808
                                                                     =======

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

2. INVESTED ASSETS--CONTINUED


  Proceeds from the sales of fixed maturities considered available-for-sale were $599,100,000. Gross gains of $14,902,000 and gross losses of $4,409,000 were realized on such sales in 1995.

  The components of unrealized appreciation (depreciation) of investments carried at market value at December 31, 1995 were as follows:

                                                                  (IN THOUSANDS)
                                                                  --------------
     Equity securities
       Gross unrealized appreciation.............................    $ 6,014
       Gross unrealized depreciation.............................        135
                                                                     -------
                                                                       5,879
     Fixed maturities
       Gross unrealized appreciation.............................    111,324
       Gross unrealized depreciation.............................      9,276
                                                                     -------
                                                                     102,048
                                                                     -------
                                                                     107,927
     Deferred policy acquisition costs adjustment................    (41,850)
     Value assigned purchased insurance in force adjustment......     (3,397)
                                                                     -------
                                                                     (45,247)
     Minority interest in unrealized appreciation................        (34)
     Deferred tax liability, net.................................     21,926
                                                                     -------
                                                                     $40,720
                                                                     =======

  The changes in unrealized appreciation or depreciation of investments carried at market value for the year ended December 31, 1995 were as follows:

                                                                 (IN THOUSANDS)
                                                                 --------------
     Change in unrealized appreciation of equity securities.....    $    913
     Change in unrealized appreciation of fixed maturities......     158,427
     Change in deferred policy acquisition costs adjustment.....     (65,395)
     Change in value assigned purchased insurance in force ad-
      justment..................................................      (6,835)
                                                                    --------
                                                                      87,110
     Deferred income tax........................................      30,490
     Decrease in valuation allowance............................     (18,007)
                                                                    --------
                                                                    $ 74,627
                                                                    ========

  The cost of equity securities was $34,329,000 at December 31, 1995.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

2. INVESTED ASSETS--CONTINUED

  The amortized costs and estimated market value of fixed maturities at December 31, 1995 were as follows:

                                                  GROSS      GROSS    ESTIMATED
                                     AMORTIZED  UNREALIZED UNREALIZED   MARKET
                                        COST      GAINS      LOSSES     VALUE
                                     ---------- ---------- ---------- ----------
                                                   (IN THOUSANDS)
   Held-to-maturity
     Tax exempt bonds..............  $    1,051  $     38             $    1,089
                                     ----------  --------    ------   ----------
     Taxable
       U. S. Government and
        government agency and
        authority obligations......      17,947     2,350                 20,297
       Corporate bonds.............     191,126    21,621                212,747
       Foreign bonds...............      15,119     2,259                 17,378
       Mortgage-backed securities..     178,296     5,211    $   46      183,461
                                     ----------  --------    ------   ----------
     Total taxable.................     402,488    31,441        46      433,883
                                     ----------  --------    ------   ----------
     Total held-to-maturity........     403,539    31,479        46      434,972
                                     ----------  --------    ------   ----------
   Available-for-sale
     Taxable
       U. S. Government and
        government agency and
        authority obligations......     191,984     6,746         3      198,727
       Corporate bonds.............     805,768    49,752     6,794      848,726
       Foreign bonds...............     134,224     6,847        70      141,001
       Mortgage-backed securities..   1,019,223    47,770     2,389    1,064,604
       Redeemable preferred stocks.       2,704       209        20        2,893
                                     ----------  --------    ------   ----------
   Total available-for-sale........   2,153,903   111,324     9,276    2,255,951
                                     ----------  --------    ------   ----------
   Total fixed maturities..........  $2,557,442  $142,803    $9,322   $2,690,923
                                     ==========  ========    ======   ==========

  At December 31, 1995, fixed maturities classified as held-to-maturity were carried at amortized cost while fixed maturities classified as available-for-sale were carried at market value. The unrealized appreciation or depreciation of fixed maturities carried at amortized cost is not reflected in the financial statements. The change in net unrealized appreciation of such fixed maturities was $46,406,000 for the year ended December 31, 1995.

  In December 1995, fixed maturities classified as held-to-maturity with an aggregate amortized cost of $182,820,000 and unrealized appreciation of $3,885,000 were reclassified as available-for-sale. Such reclassifications resulted from the Company's reassessment of its classifications of fixed maturities as permitted under Statement of Financial Accounting Standards
(SFAS) No. 115 implementation guidance issued by the Financial Accounting Standards Board (FASB) in November 1995.

  The amortized cost and estimated market value of fixed maturities at December 31, 1995 by contractual maturity were as follows:

                                       HELD-TO-MATURITY    AVAILABLE-FOR-SALE
                                      ------------------- ---------------------
                                                ESTIMATED            ESTIMATED
                                      AMORTIZED  MARKET   AMORTIZED    MARKET
                                        COST      VALUE      COST      VALUE
                                      --------- --------- ---------- ----------
                                                   (IN THOUSANDS)
   Due in one year or less........... $ 10,765  $ 11,170  $   17,371 $   17,765
   Due after one year through five
    years............................   54,445    60,569     231,010    243,106
   Due after five years through ten
    years............................   70,736    80,249     325,537    347,544
   Due after ten years...............   89,297    99,523     560,762    582,932
                                      --------  --------  ---------- ----------
     Subtotal........................  225,243   251,511   1,134,680  1,191,347
   Mortgage-backed securities........  178,296   183,461   1,019,223  1,064,604
                                      --------  --------  ---------- ----------
                                      $403,539  $434,972  $2,153,903 $2,255,951
                                      ========  ========  ========== ==========

  Actual maturities could differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

3. DEFERRED POLICY ACQUISITION COSTS AND VALUE ASSIGNED PURCHASED INSURANCE IN FORCE

  Policy acquisition costs deferred and the related amortization charged to income for the year ended December 31, 1995 were as follows:

                                                                 (IN THOUSANDS)
                                                                 --------------
     Balance, beginning of year.................................    $558,345
     Cost deferred during year..................................     155,903
     Amortization during year...................................     (73,239)
     Change in adjustment to reflect the effects of unrealized
      appreciation of investments...............................     (65,395)
                                                                    --------
     Balance, end of year.......................................    $575,614
                                                                    ========

  Changes in the value assigned purchased insurance in force for the year ended December 31, 1995 were as follows:

                                                                 (IN THOUSANDS)
                                                                 --------------
     Balance, beginning of year.................................    $48,148
     Accrued interest...........................................      3,603
     Amortization...............................................     (7,821)
     Change in adjustment to reflect the effects of unrealized
      appreciation of investments...............................     (6,835)
                                                                    -------
     Balance, end of year.......................................    $37,095
                                                                    =======

  The estimated net amortization of the value assigned purchased insurance in force is as follows:

                                                                  (IN THOUSANDS)
                                                                  --------------
     Year Ending December 31:
       1996......................................................    $ 3,904
       1997......................................................      3,664
       1998......................................................      3,338
       1999......................................................      2,865
       2000......................................................      2,510
       Subsequent to 2000........................................     20,814
                                                                     -------
                                                                     $37,095
                                                                     =======

4. FEDERAL INCOME TAXES

  Federal income tax provisions for the year ended December 31, 1995 have been computed using the tax rates and regulations in effect during the year. The provision for federal income tax gives effect to permanent differences between financial and taxable income. Accordingly, the effective tax rate is less than the statutory federal corporate tax rate. The reasons for the lower effective tax rate were as follows:

                                                                  (IN THOUSANDS)
                                                                  --------------
     Tax at statutory federal income tax rate (35%)..............    $21,738
     Dividends received deduction and tax exempt income..........     (1,469)
     Amortization of goodwill....................................        394
     Foreign taxes...............................................       (620)
     Other.......................................................        814
                                                                     -------
       Federal income tax expense................................    $20,857
                                                                     =======

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

4. FEDERAL INCOME TAXES--CONTINUED

  The tax effects of temporary differences that gave rise to deferred income tax liabilities and assets at December 31, 1995 were as follows:

                                                                  (IN THOUSANDS)
                                                                  --------------
     Deferred income tax liabilities:
       Deferred policy acquisition costs.........................    $155,594
       Value assigned purchased insurance in force...............      19,365
       Unrealized appreciation in investments....................      43,842
       Other.....................................................       7,113
                                                                     --------
         Total...................................................     225,914
     Deferred income tax assets:
       Future policy benefits and policy fund balances...........     147,284
       Postretirement benefits...................................       8,146
                                                                     --------
         Total...................................................     155,430
                                                                     --------
     Net deferred income tax liabilities.........................    $ 70,484
                                                                     ========

  Prior to 1984, life insurance companies were allowed certain special deductions for federal income tax purposes which could become subject to tax at normal rates under certain circumstances, including distribution to shareholders. These special deductions were set aside in a Policyholders' Surplus Account. Under the 1984 Act, no further additions to this account are permitted. At December 31, 1995, approximately $13,464,000 of untaxed retained earnings remained. No income taxes have been provided since management does not anticipate any transaction that would cause this remaining amount to become taxable. The unrecognized deferred tax related to the Policyholders' Surplus Account is $4,712,000.

  Federal income taxes paid in 1995 were $26,456,000.

5. PENSIONS AND OTHER POSTRETIREMENT BENEFITS

  The Company has several noncontributory defined benefit pension plans covering substantially all employees. The benefits are generally based on an employee's years of service and average compensation during the last five years of employment. Pension costs are determined using the projected unit credit method. The Company's policy is to make annual contributions that meet the minimum funding requirements of the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributed to service but also for those expected to be earned in the future.

  The components of net pension cost for the year ended December 31, 1995 were as follows:

                                                                  (IN THOUSANDS)
                                                                  --------------
     Service cost of current period..............................    $ 3,510
     Interest cost on projected benefit obligation...............      5,687
     Actual return on plan assets................................     (6,286)
     Net amortization and deferral...............................       (152)
                                                                     -------
     Net pension cost............................................    $ 2,759
                                                                     =======

  During 1995, the Company recognized a net curtailment gain of $3,058,000 resulting from workforce reductions. This gain is primarily due to the reduction of the projected benefit obligation associated with severed employees' pension benefits offset by the recognition of the prior service costs related to those employees.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

5. PENSIONS AND OTHER POSTRETIREMENT BENEFITS--CONTINUED

  The following table sets forth the plans' funded status and amounts recognized in the balance sheet at December 31, 1995:

                                                                   (IN THOUSANDS)
                                                                   --------------
     Actuarial present value of benefit obligations for service rendered to date:
       Accumulated benefit obligations, including vested benefits
        of $61,983...............................................     $64,472
       Additional amount related to projected future salary
        increases................................................      16,303
                                                                      -------
     Projected benefit obligation for service rendered to date...      80,775
     Plan assets at fair value...................................      80,694
                                                                      -------
     Projected benefit obligation in excess of plan assets.......          81
     Unrecognized net gain from past experience different from
      that assumed...............................................       7,230
     Unrecognized prior service cost.............................      (2,499)
     Unrecognized net obligation at January 1, 1986 being
      recognized over thirteen years.............................         890
                                                                      -------
     Pension liability included in other liabilities.............     $ 5,702
                                                                      =======

  The weighted average discount rate used in determining the actuarial present value of the projected benefit obligations at December 31, 1995 was 7 1/2% and the rate of increase in future compensation levels was 6%. The expected long-term rate of return on assets was 9%.

  Plan assets are principally invested in publicly traded stocks and bonds.

  The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. Substantially all employees may become eligible for these benefits upon retirement if they meet minimum age and years of service requirements.

  The Company does not fund these benefits in advance. Benefits are paid as covered expenses are incurred. Health care coverage is contributory. Retiree contributions vary based upon a retiree's age, type of coverage and years of service with the Company. Life insurance coverage is noncontributory.

  The components of net postretirement benefit cost for the year ended December 31, 1995 were as follows:

                                                                  (IN THOUSANDS)
                                                                  --------------
     Service cost of current period..............................     $1,095
     Interest cost on projected benefit obligation...............      1,540
                                                                      ------
     Net postretirement benefit cost.............................     $2,635
                                                                      ======

  During 1995, the Company recognized a net curtailment gain of $1,243,000 resulting from workforce reductions. This gain is primarily due to the reduction of the accumulated postretirement benefit obligation associated with severed employees' other postretirement benefits.

  The components of the accumulated postretirement benefit obligation at December 31, 1995 were as follows:

                                                                  (IN THOUSANDS)
                                                                  --------------
     Retirees...................................................     $ 9,392
     Fully eligible active plan participants....................       1,310
     Other active plan participants.............................      11,139
                                                                     -------
     Accumulated postretirement benefit obligation..............      21,841
     Unrecognized net gain from past experience different from
      that assumed..............................................       1,066
                                                                     -------
     Postretirement benefit liability included in other liabili-
      ties......................................................     $22,907
                                                                     =======

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

5. PENSIONS AND OTHER POSTRETIREMENT BENEFITS--CONTINUED

  The weighted average discount rate used in determining the actuarial present value of the accumulated postretirement benefit obligation at December 31, 1995 was 7 1/2%. The health care cost trend rate used to measure the accumulated postretirement cost for medical benefits is 11 1/2% for 1996. The rate is assumed to decrease gradually to 7 1/2% for the year 2005 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amount of the accumulated postretirement benefit obligation and the net postretirement benefit cost reported. To illustrate, a one percent increase in the trend rate for each year would increase the accumulated postretirement benefit obligation at December 31, 1995 by $2,796,000 and the aggregate of the service and interest cost components of net postretirement benefit cost for the year ended December 31, 1995 by $377,000.

6. STOCK OWNERSHIP AND INCENTIVE PLANS

  Substantially all of the Company's employees are eligible to participate in the stock ownership and incentive plans of the Parent. The aggregate costs associated with the plans were approximately $4,365,000 for the year ended December 31, 1995.

7. RENT EXPENSE AND COMMITMENTS

  The Company occupies office facilities under lease agreements which expire at various dates through 2009; such leases generally are renewed or replaced by other leases. In addition, the Company leases office and transportation equipment.

  Total rent expense charged to operations amounted to approximately $5,560,000 for 1995. All leases are operating leases and generally contain renewal options. At December 31, 1995, future minimum rental payments required under noncancellable operating leases were as follows:

                                                                 (IN THOUSANDS)
                                                                 --------------
     Years Ending December 31:
       1996.....................................................    $ 4,016
       1997.....................................................      3,264
       1998.....................................................      2,510
       1999.....................................................      1,946
       2000.....................................................      1,592
       Subsequent to 2000.......................................      7,817
                                                                    -------
                                                                    $21,145
                                                                    =======

8. REINSURANCE

  The Company is involved in both the cession and assumption of reinsurance with other insurance companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. Sovereign had a reinsurance recoverable resulting from a reinsurance agreement with a single reinsurer of $101,656,000 at December 31, 1995. Sovereign coinsured fifty percent of a block of single premium whole life policies under this agreement. Sovereign and the reinsurer are joint and equal owners in securities and short-term investments of $193,146,000 at December 31, 1995. The remaining reinsurance recoverables were associated with numerous other reinsurers. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $1,400,000.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

8. REINSURANCE--CONTINUED

  The effect of reinsurance on the premiums and policy charges in the consolidated statement of income for the year ended December 31, 1995 was as follows:

                                               CEDED TO   ASSUMED
                                                 OTHER   FROM OTHER
                                 DIRECT AMOUNT COMPANIES COMPANIES  NET AMOUNT
                                 ------------- --------- ---------- ----------
                                                (IN THOUSANDS)
   Premiums Earned and Policy
    Charges for the year:
     Life Insurance............    $332,968     $20,740    $1,766    $313,994
     Accident and Health Insur-
      ance.....................     319,067      10,124               308,943
                                   --------     -------    ------    --------
     Total Premiums and Policy
      Charges..................    $652,035     $30,864    $1,766    $622,937
                                   ========     =======    ======    ========

  Reinsurance recoveries which have been deducted from benefits, claims and expenses in the consolidated statement of income was $50,537,000 in 1995.

9. ACCIDENT AND HEALTH UNPAID CLAIMS

  The process of estimating loss reserves is an imprecise science and reflects significant judgmental factors. Management considers facts currently known and the present state of health care markets in which it operates when establishing accident and health claim reserves. Management believes that the aggregate claim liabilities at December 31, 1995 are adequate to cover claims for losses which have occurred, including both those known and those yet to be reported. However, changes in market conditions may require additional increases in claim reserves which may adversely affect results in future periods. This emergence cannot be precisely estimated.

  A reconciliation of the beginning and ending liability for accident and health unpaid claims, net of reinsurance recoverable, and a reconciliation of the net liability to the corresponding liability on a gross basis at December 31, 1995 is as follows:

                                                                  (IN THOUSANDS)
                                                                  --------------
     Gross liability at beginning of year........................    $105,075
       Less: reinsurance recoverable.............................       1,545
                                                                     --------
     Net liability at beginning of year..........................     103,530
     Incurred:
       Current year..............................................     240,306
       Prior years...............................................     (11,773)
                                                                     --------
     Total incurred..............................................     228,533
     Paid:
       Current year..............................................     190,760
       Prior years...............................................      78,771
                                                                     --------
     Total paid..................................................     269,531
                                                                     --------
     Net liability at end of year................................      62,532
       Plus: reinsurance recoverable.............................       1,650
                                                                     --------
     Gross liability at end of year..............................    $ 64,182
                                                                     ========

  During 1995, the accident and health business experienced overall favorable development of $11,773,000 on claim reserves established as of the previous year end. This difference has been reflected in operating results. Claims settlement costs are not developed as part of the claim liability and are reflected in operating results in the years the claims are paid.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

10. DIVIDEND RESTRICTIONS

  The Company and its insurance subsidiaries are required to file annual statements with state insurance regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). For such subsidiaries, GAAP differs in certain respects from statutory accounting practices.

  A comparison of shareholder's equity on a GAAP basis and policyholders' surplus on a statutory basis at December 31, 1995 is as follows:

                                                                  (IN THOUSANDS)
                                                                  --------------
     GAAP........................................................    $844,645
     Statutory...................................................     317,624

  A comparison of GAAP and statutory net income for the year ended December 31, 1995 is as follows:

                                                                  (IN THOUSANDS)
                                                                  --------------
     GAAP........................................................    $42,216
     Statutory...................................................     26,828

  The amount of GAAP surplus in excess of statutory surplus is unavailable for distribution. In addition, various state insurance laws restrict the Company and its insurance subsidiaries as to the amount of dividends from statutory surplus they may pay without the prior approval of regulatory authorities. The restrictions generally are based on net gains from operations and on certain levels of policyholders' surplus as determined in accordance with statutory accounting practices. Dividends in excess of such thresholds are considered "extraordinary" and require prior regulatory approval. The maximum ordinary dividend distribution that may be made by the Company to the Parent during 1996 is approximately $31,700,000.

11. DEBT AND CREDIT ARRANGEMENTS

  (a) Short term debt at December 31, 1995 consisted of the following:

                                                                  (IN THOUSANDS)
                                                                  --------------
     Commercial paper............................................    $26,000
     Notes.......................................................     10,000
                                                                     -------
                                                                     $36,000
                                                                     =======

  The short term commercial paper was issued by Chubb Capital Corporation, a subsidiary of the Parent. The interest rate is variable and is based on Chubb Capital Corporation's cost of funds. Interest paid on the borrowings in 1995 was $1,559,000. In addition, the Company has a loan agreement with a bank providing for a line of credit of $36,000,000 at a variable interest rate. There were $10,000,000 in borrowings against this line of credit at December 31, 1995. Interest paid on these borrowings was $683,000 in 1995.

  (b) Long term debt consisted of the following:

  A mortgage loan payable, which is secured by a portion of the Company's home office property in Concord, New Hampshire, bears interest at 11 3/8% and is payable monthly through December 2000.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

11. DEBT AND CREDIT ARRANGEMENTS--CONTINUED

  Debt maturities of the mortgage loan payable are as follows:

                                                                  (IN THOUSANDS)
                                                                  --------------
     Year Ending December 31:
       1996......................................................     $  843
       1997......................................................        944
       1998......................................................      1,057
       1999......................................................      1,184
       2000......................................................      1,184
                                                                      ------
                                                                      $5,212
                                                                      ======

  Interest paid on the mortgage loan in 1995 was $640,000.

12. BUSINESS SEGMENTS

  The Company is principally engaged in the sale of individual and group life and health insurance products. These products are marketed primarily through personal producing general agents and brokers throughout the United States. Insurance revenues, net investment income and earnings before federal income taxes for the year ended December 31, 1995 for each class of business were as follows:

                                                                 (IN THOUSANDS)
                                                                 --------------
     Revenues:
       Individual insurance:
         Premiums and policy charges...........................     $311,275
         Investment income.....................................      222,947
       Group insurance:
         Premiums..............................................      311,662
         Investment income.....................................        7,143
       Earnings (loss) before federal income taxes and minority
        interest:
         Individual insurance..................................       55,546
         Group insurance.......................................      (15,246)
         Realized gains........................................       21,808
                                                                    --------
                                                                    $ 62,108
                                                                    ========

  It is not practicable to determine identifiable assets and capital expenditures applicable to the foregoing classes of business.

  Earnings before federal income taxes by class of business reflect allocations of investment income and significant expenses using allocation methods deemed to be reasonable. Other acceptable allocation methods could produce different results by groupings of classes of business.

13. ACCOUNTING PRONOUNCEMENTS NOT YET ADOPTED

  In March 1995, the FASB issued SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. The Statement establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets. Under SFAS No. 121, an impairment loss is recognized if the sum of the undiscounted expected future cash flows is less than the carrying amount of the asset. Measurement of impairment should be based on the fair value of the asset. SFAS No. 121 is effective for years beginning after December 15, 1995. Restatement of prior years' financial statements is not permitted. The company will adopt SFAS No. 121 in the first quarter of 1996. The adoption is not expected to have a significant impact on net income in 1996.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

14. LITIGATION

  The Company is involved in pending or threatened lawsuits arising from the normal conduct of its insurance business. Several suits have been brought against the Company seeking both punitive and compensatory damages. Management is of the opinion that these suits are substantially without merit, that valid defenses exist, and that such litigation will not have a material effect on the consolidated financial statements.

15. (UNAUDITED) EVENTS SUBSEQUENT TO THE DATE OF THE REPORT OF INDEPENDENT AUDITORS

  In the second quarter of 1996, the Company announced a plan to exit the group health insurance business. A definitive agreement was reached May 31, 1996 with Healthsource Inc. under which Healthsource will acquire the Company's 85% interest in Chubb Health, Inc. for $25 Million. The sale is subject to regulatory approvals and is expected to be completed no later than the second quarter of 1997. Also, the Company discontinued the marketing of traditional group health indemnity business. In subsequent financial statements the group health insurance operations will be accounted for as discontinued operations.

  In the fourth quarter of 1996, the Company's Parent, The Chubb Corporation, announced its intention to evaluate its strategic alternatives with respect to the life insurance companies, including the possible sale or spin-off of the business. The Chubb Corporation has retained the banking firm of Goldman Sachs & Co. to advise them in this process.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Contractholders
Chubb Separate Account C

We have audited the accompanying statement of assets and liabilities of Chubb Separate Account C (the "Separate Account", comprising respectively, the Resolute Treasury Money Market Division, Resolute Bond Division, Resolute Equity Division, Resolute Small Company Division and Resolute International Equity Division) as of December 31, 1995, and the related statement of operations, and statement of changes in net assets for the period from January 3, 1995 (Commencement of Operations) to December 31, 1995. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995 by correspondence with Chubb Series Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Chubb Separate Account C at December 31, 1995, the results of their operations and the changes in their net assets for the period from January 3, 1995 (Commencement of Operations) to December 31, 1995, in conformity with generally accepted accounting principles.

                                               Ernst & Young LLP

Boston, Massachusetts
March 8, 1996

                      STATEMENT OF ASSETS AND LIABILITIES

                            CHUBB SEPARATE ACCOUNT C

                               DECEMBER 31, 1995

                           RESOLUTE                                         RESOLUTE
                           TREASURY   RESOLUTE   RESOLUTE     RESOLUTE    INTERNATIONAL
                         MONEY MARKET   BOND      EQUITY    SMALL COMPANY    EQUITY
                           DIVISION   DIVISION   DIVISION     DIVISION      DIVISION
                         ------------ --------  ----------  ------------- -------------
A S S E T S
Investments in Chubb
 Series Trust at cost...   $274,031   $322,466  $2,682,989    $166,307     $1,746,163
                           ========   ========  ==========    ========     ==========
Investments in Chubb
 Series Trust at market
 value..................   $266,648   $326,082  $2,877,668    $169,498     $1,819,930
Accrued investment in-
 come...................     11,816     23,305     172,803      20,876         63,081
Amounts due from (to)
 Chubb Series Trust.....     37,160        413       1,330        (211)         1,868
                           --------   --------  ----------    --------     ----------
                            315,624    349,800   3,051,801     190,163      1,884,879
Expenses payable........        (19)       (23)       (205)        (12)          (130)
Amounts due (to) from
 Chubb Life Insurance
 Company of America.....    (37,160)      (413)     (1,330)        211         (1,868)
                           --------   --------  ----------    --------     ----------
    TOTAL NET ASSETS....   $278,445   $349,364  $3,050,266    $190,362     $1,882,881
                           ========   ========  ==========    ========     ==========
UNITS OUTSTANDING.......     26,619     30,070     229,367      14,405        168,512
NET ASSET VALUE PER
 UNIT...................   $  10.46   $  11.62  $    13.30    $  13.21     $    11.17

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                            CHUBB SEPARATE ACCOUNT C

                             PERIOD FROM JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
                             ------------------------------------------------------------------------------------------
                                 RESOLUTE                                                                 RESOLUTE
                                 TREASURY          RESOLUTE         RESOLUTE           RESOLUTE         INTERNATIONAL
                               MONEY MARKET          BOND            EQUITY          SMALL COMPANY         EQUITY
                                 DIVISION          DIVISION         DIVISION           DIVISION           DIVISION
                             ----------------    ---------------  ---------------- -----------------  -----------------
Investment Income:
  Dividend income...........           $11,800           $17,294  $         28,445             $1,591   $         32,329
  Distributions of realized
   gains....................                16             6,011           144,358             19,285             30,752
                               ---------------   ---------------  ----------------    ---------------   ----------------
                                        11,816            23,305           172,803             20,876             63,081
Expenses:
  Mortality and expense risk
   charge...................               746             1,070             9,552                566              6,145
                               ---------------   ---------------  ----------------    ---------------   ----------------
    Net Investment Income...            11,070            22,235           163,251             20,310             56,936
                               ---------------   ---------------  ----------------    ---------------   ----------------
Gain (loss) on investments
  Net realized gain (loss)
   on investments...........             1,747             1,371             1,177              1,039               (448)
  Net unrealized gain (loss)
   on investments...........            (7,383)            3,616           194,679              3,191             73,767
                               ---------------   ---------------  ----------------    ---------------   ----------------
  Net gain (loss) on invest-
   ments....................            (5,636)            4,987           195,856              4,230             73,319
                               ---------------   ---------------  ----------------    ---------------   ----------------
    Increase in Net Assets
     from Operations........   $         5,434           $27,222          $359,107            $24,540           $130,255
                               ===============   ===============  ================    ===============   ================

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                            CHUBB SEPARATE ACCOUNT C

                          PERIOD FROM JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
                         ----------------------------------------------------------------------------------------
                             RESOLUTE                                                               RESOLUTE
                             TREASURY        RESOLUTE         RESOLUTE           RESOLUTE         INTERNATIONAL
                           MONEY MARKET        BOND            EQUITY          SMALL COMPANY         EQUITY
                             DIVISION        DIVISION         DIVISION           DIVISION           DIVISION
                         ----------------  --------------  ----------------  -----------------  -----------------
INCREASE IN NET ASSETS
Operations:
  Net investment income.   $       11,070  $       22,235  $        163,251    $       20,310    $         56,936
  Net realized gain
   (loss) on invest-
   ments................            1,747           1,371             1,177             1,039                (448)
  Net unrealized gain
   (loss) on invest-
   ments................           (7,383)          3,616           194,679             3,191              73,767
                           --------------  --------------  ----------------    --------------    ----------------
Increase in net assets
 from operations........            5,434          27,222           359,107            24,540             130,255
Contractholder transac-
 tions--Note D:
  Transfers of net pre-
   miums................          (37,059)         19,429            99,189            16,998              12,554
  Transfers from/to Gen-
   eral Account and
   within Separate Ac-
   count, net...........          310,772         305,525         2,596,988           150,812           1,744,480
  Transfers of cost of
   insurance............             (661)         (2,770)           (5,338)           (1,986)             (4,478)
  Transfers on account
   of other termina-
   tions................              (41)            (42)              320                (2)                 70
                           --------------  --------------  ----------------    --------------    ----------------
Net increase in net as-
 sets derived from
 contractholder transac-
 tions..................          273,011         322,142         2,691,159           165,822           1,752,626
                           --------------  --------------  ----------------    --------------    ----------------
Net increase in net as-
 sets...................          278,445         349,364         3,050,266           190,362           1,882,881
Balance at beginning of
 period.................                0               0                 0                 0                   0
                           --------------  --------------  ----------------    --------------    ----------------
Balance at end of peri-
 od.....................         $278,445        $349,364        $3,050,266          $190,362          $1,882,881
                           ==============  ==============  ================    ==============    ================

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                           CHUBB SEPARATE ACCOUNT C
                               DECEMBER 31, 1995

NOTE A--ORGANIZATION OF ACCOUNT

  Chubb Separate Account C (the "Separate Account") is a separate account of Chubb Life Insurance Company of America ("Chubb Life"). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by Chubb Life and is presently comprised of five investment divisions, each of which invests exclusively in the corresponding portfolio of the Chubb Series Trust (the "Trust"), an open-end diversified Series Management Investment Company.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

  Valuation of Investments: Investments in shares of the Fund are valued at the net asset value per share which is calculated each day the New York Stock Exchange is open for trading.

  Investment Income: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

  Investment Transactions: Purchases and sales of shares of the Fund are recorded as of the trade date, the date the transaction is executed.

  Federal Income Taxes: The operations of the Separate Account are included in the federal income tax return of Chubb Life, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

  Expenses: A mortality and expense risk charge is accrued daily which will not exceed .65% of the average net assets of each division of the Separate Account on an annual basis.

NOTE C--INVESTMENTS

  In determining the net realized gain or loss on sales of shares of the Trust, the cost of shares sold has been determined on an average cost basis. For federal income tax purposes, the cost of shares owned at December 31, 1995 is the same as for financial reporting purposes.

  Following is a summary of shares of each portfolio of the Trust owned by the respective divisions of the Separate Account and the related net asset values at December 31, 1995.

                                                                     NET ASSET
                                                                       VALUE
                                                             SHARES  PER SHARE
                                                             ------- ----------
Resolute Treasury Money Market Portfolio....................  26,499 $10.062747
Resolute Bond Portfolio.....................................  29,899  10.906009
Resolute Equity Portfolio................................... 228,069  12.632844
Resolute Small Company Portfolio............................  14,323  11.833675
Resolute International Equity Portfolio..................... 167,555  10.861673

                            CHUBB SEPARATE ACCOUNT C
                               DECEMBER 31, 1995

NOTE D--CONTRACTHOLDER TRANSACTIONS

                                           FOR THE PERIOD FROM JANUARY 3, 1995
                                               (COMMENCEMENT OF OPERATIONS)
                                                   TO DECEMBER 31, 1995
                                           ------------------------------------
                                                UNITS             AMOUNT
                                           ------------------------------------
Resolute Treasury Money Market Division
  Issuance of units.......................           56,145 $           578,342
  Redemptions of units....................           29,526             305,331
                                           ---------------- -------------------
    Net Increase..........................           26,619 $           273,011
                                           ================ ===================
Resolute Bond Division
  Issuance of units.......................           35,064 $           376,748
  Redemptions of units....................            4,994              54,606
                                           ---------------- -------------------
    Net Increase..........................           30,070 $           322,142
                                           ================ ===================
Resolute Equity Division
  Issuance of units.......................          237,990          $2,797,257
  Redemptions of units....................            8,623             106,098
                                           ---------------- -------------------
    Net Increase..........................          229,367          $2,691,159
                                           ================ ===================
Resolute Small Company Division
  Issuance of units.......................           17,337 $           201,457
  Redemptions of units....................            2,932              35,635
                                           ---------------- -------------------
    Net Increase..........................           14,405 $           165,822
                                           ================ ===================
Resolute International Equity Division
  Issuance of units.......................          175,045          $1,819,776
  Redemptions of units....................            6,533              67,150
                                           ---------------- -------------------
    Net Increase..........................          168,512          $1,752,626
                                           ================ ===================

                                  APPENDIX A

                     ILLUSTRATIONS OF ACCUMULATION VALUES
                        CASH VALUES AND DEATH BENEFITS

  Following are a series of tables that illustrate how the accumulation values, cash values and death benefits of a policy change with the investment performance of the Trust. The tables show how the accumulation values, cash values and death benefits of a Policy issued to an insured(s) of a given age(s) and given premium would vary over time if the return on the assets held in each Portfolio of the Trust were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-2 through A-7 illustrate a Chubb Heritage I Policy issued to a male, age 35, under a standard rate non-smoker underwriting risk classification. The tables on pages A-8 through A-13 illustrate a Chubb Heritage II Policy issued to a male, age 40, under a standard rate non-smoker underwriting risk classification and a female, age 35, under a standard rate non-smoker underwriting risk classification. The accumulation values, cash values and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

  The amount of the accumulation value exceeds the cash value during the first five policy years due to the surrender charge. For policy years six and after, the accumulation value and cash value are equal, since the surrender charge has been reduced to zero.

  The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the accumulation values and the fourth and seventh columns illustrate the cash values of the Policy over the designated period. The accumulation values shown in the third column and the cash values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates and assume a monthly deduction adjustment which varies based on the Specified Amount of the Policy. The current cost of insurance rates, which may be modified at any time, are based on the sex, issue age, policy year, and rating class of the Insured(s). The accumulation values shown in the sixth column and the cash values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of death benefits reflect the same assumptions as the accumulation values and cash values. The death benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

  The amounts shown for the death benefit, accumulation values, and cash values reflect the fact that the net investment return of the Divisions of Separate Account C is lower than the gross rates of return on the assets in the Trust, as a result of expenses paid by the Trust and charges levied against the Divisions of Separate Account C.

  The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .62% of the aggregate average daily net assets of the Portfolios of the Trust plus an assumed charge of .30% of the aggregate average daily net assets to cover expenses incurred by the Trust. The .62% investment advisory fee is an average of the individual investment advisory fees of the five Portfolios. See the attached Prospectus for the Trust for a description of the assumption of expenses of the Trust in excess of specified annual rates averaging .92%. The policy values also take into account a daily charge to each Division of Separate Account C for assuming mortality and expense risks which is equivalent to a charge at an annual rate of .65% of the average net assets of the Divisions of Separate Account C. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.57%, 4.43%, and 10.43%, respectively.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes other than the DAC tax. However, if, in the future, any additional charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the accumulation values, cash values and death benefits illustrated.

  The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account C, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

  Upon request, Chubb Life will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing policyowners may request illustrations based on existing cash value at the time of request. Chubb Life has reserved the right to charge an administrative fee of up to $25 for such illustrations.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;  GUIDELINE PREMIUM TEST
                                  ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:   12% (10.43% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------    ----------------------------------
  OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
 YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ ---------- -----------    ------------ ---------- ----------
  1         12,600         11,889      11,289  1,000,000          10,598       9,998  1,000,000
  2         25,830         24,942      24,462  1,000,000          22,240      21,760  1,000,000
  3         39,721         39,222      38,862  1,000,000          35,006      34,646  1,000,000
  4         54,308         54,902      54,662  1,000,000          49,010      48,770  1,000,000
  5         69,623         72,153      72,033  1,000,000          64,367      64,247  1,000,000
  6         85,704         91,142      91,142  1,000,000          81,217      81,217  1,000,000
  7        102,589        112,047     112,047  1,000,000          99,695      99,695  1,000,000
  8        120,319        135,064     135,064  1,000,000         119,983     119,983  1,000,000
  9        138,935        160,437     160,437  1,000,000         142,256     142,256  1,000,000
 10        158,481        188,428     188,428  1,000,000         166,765     166,765  1,000,000
 11        179,006        219,332     219,332  1,000,000         193,737     193,737  1,000,000
 12        200,556        253,431     253,431  1,000,000         223,440     223,440  1,000,000
 13        223,184        291,071     291,071  1,000,000         256,176     256,176  1,000,000
 14        246,943        332,626     332,626  1,000,000         292,283     292,283  1,000,000
 15        271,890        378,525     378,525  1,000,000         332,129     332,129  1,000,000
 16        298,084        429,258     429,258  1,000,000         376,143     376,143  1,000,000
 17        325,589        485,339     485,339  1,000,000         424,782     424,782  1,000,000
 18        354,468        547,360     547,360  1,000,000         478,566     478,566  1,000,000
 19        384,791        616,006     616,006  1,010,250(3)      538,101     538,101  1,000,000
 20        416,631        691,909     691,909  1,086,297(3)      604,069     604,069  1,000,000
 25        601,361      1,206,747   1,206,747  1,617,041(3)    1,053,653   1,053,653  1,411,895(3)
 30        837,129      2,046,775   2,046,775  2,497,066(3)    1,783,123   1,783,123  2,175,410(3)
 35      1,138,036      3,410,991   3,410,991  3,956,750(3)    2,957,401   2,957,401  3,430,585(3)
 40      1,522,077      5,634,671   5,634,671  6,029,098(3)    4,859,059   4,859,059  5,199,193(3)
 45      2,012,222      9,292,629   9,292,629  9,757,260(3)    7,978,349   7,978,349  8,377,266(3)
 50      2,637,785     15,172,546  15,172,546 15,931,173(3)   12,926,274  12,926,274 13,572,588(3)
 55      3,436,179     24,475,817  24,475,817 25,699,608(3)   20,591,742  20,591,742 21,621,329(3)
 60      4,455,155     39,656,182  39,656,192 40,052,744(3)   33,058,411  33,058,411 33,388,995(3)
 65      5,755,655     65,667,815  65,667,815 65,667,815(3)   54,754,873  54,754,873 54,754,873(3)

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:   12% (10.43% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------    ----------------------------------
  OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
 YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ ---------- -----------    ------------ ---------- ----------
  1         12,600         11,889      11,289  1,000,000          10,598       9,998  1,000,000
  2         25,830         24,942      24,462  1,000,000          22,240      21,760  1,000,000
  3         39,721         39,222      38,862  1,000,000          35,006      34,646  1,000,000
  4         54,308         54,902      54,662  1,000,000          49,010      48,770  1,000,000
  5         69,623         72,153      72,033  1,000,000          64,367      64,247  1,000,000
  6         85,704         91,142      91,142  1,000,000          81,217      81,217  1,000,000
  7        102,589        112,047     112,047  1,000,000          99,695      99,695  1,000,000
  8        120,319        135,064     135,064  1,000,000         119,983     119,983  1,000,000
  9        138,935        160,437     160,437  1,000,000         142,256     142,256  1,000,000
 10        158,481        188,428     188,428  1,000,000         166,765     166,765  1,000,000
 11        179,006        219,332     219,332  1,000,000         193,737     193,737  1,000,000
 12        200,556        253,431     253,431  1,000,000         223,440     223,440  1,000,000
 13        223,184        291,071     291,071  1,000,000         256,176     256,176  1,000,000
 14        246,943        332,626     332,626  1,000,000         292,283     292,283  1,000,000
 15        271,890        378,506     378,506  1,044,677(3)      332,129     332,129  1,000,000
 16        298,084        429,002     429,022  1,145,489(3)      376,143     376,143  1,004,302(3)
 17        325,589        484,542     484,542  1,254,964(3)      424,525     424,525  1,099,520(3)
 18        354,468        545,527     545,527  1,369,273(3)      477,430     477,430  1,198,349(3)
 19        384,791        612,516     612,516  1,488,414(3)      535,242     535,242  1,300,638(3)
 20        416,631        686,035     686,035  1,619,043(3)      589,328     598,328  1,412,054(3)
 25        601,361      1,174,415   1,174,415  2,395,807(3)    1,009,602   1,009,602  2,059,588(3)
 30        837,129      1,937,285   1,937,285  3,448,367(3)    1,633,000   1,633,000  2,906,740(3)
 35      1,138,036      3,109,777   3,109,777  4,913,448(3)    2,556,116   2,556,116  4,038,663(3)
 40      1,522,077      4,882,236   4,882,236  6,932,775(3)    3,890,439   3,890,439  5,524,423(3)
 45      2,012,222      7,516,590   7,516,590  9,846,733(3)    5,756,724   5,756,724  7,541,308(3)
 50      2,637,785     11,378,911  11,378,911 13,882,271(3)    8,344,277   8,344,277 10,180,018(3)
 55      3,436,179     16,996,152  16,996,152 19,715,536(3)   11,876,652  11,876,652 13,776,916(3)
 60      4,455,155     25,210,983  25,210,983 27,984,191(3)   16,819,264  16,819,264 18,669,383(3)
 65      5,755,655     38,675,910  38,675,910 40,222,946(3)   23,765,496  23,765,496 24,716,116(3)

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:     6% (4.43% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS          ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ----------------------------------   ---------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH       DEATH      ACCUMULATION   CASH      DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFITS(2)     VALUE(2)   VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ --------- -----------   ------------ --------- ----------
  1         12,600        11,232      10,632  1,000,000         9,980       9,380 1,000,000
  2         25,830        22,886      22,406  1,000,000        20,339      19,859 1,000,000
  3         39,721        34,926      34,566  1,000,000        31,067      30,707 1,000,000
  4         54,308        47,410      47,170  1,000,000        42,175      41,935 1,000,000
  5         69,623        60,381      60,261  1,000,000        53,663      53,543 1,000,000
  6         85,704        73,862      73,862  1,000,000        65,542      65,542 1,000,000
  7        102,589        87,869      87,869  1,000,000        77,806      77,806 1,000,000
  8        120,319       102,420     102,420  1,000,000        90,478      90,478 1,000,000
  9        138,935       117,543     117,543  1,000,000       103,554     103,554 1,000,000
 10        158,481       133,248     133,248  1,000,000       117,058     117,058 1,000,000
 11        179,006       149,589     149,589  1,000,000       130,982     130,982 1,000,000
 12        200,556       166,567     166,567  1,000,000       145,345     145,345 1,000,000
 13        223,184       184,209     184,209  1,000,000       160,171     160,171 1,000,000
 14        246,943       202,530     202,530  1,000,000       175,475     175,475 1,000,000
 15        271,890       221,553     221,553  1,000,000       191,258     191,258 1,000,000
 16        298,084       241,320     241,320  1,000,000       207,538     207,538 1,000,000
 17        325,589       261,831     261,831  1,000,000       224,298     224,298 1,000,000
 18        354,468       283,096     283,096  1,000,000       241,523     241,523 1,000,000
 19        384,791       305,161     305,161  1,000,000       259,210     259,210 1,000,000
 20        416,631       328,038     328,038  1,000,000       277,337     277,337 1,000,000
 25        601,361       455,706     455,706  1,000,000       374,631     374,631 1,000,000
 30        837,129       608,857     608,857  1,000,000       482,974     482,974 1,000,000
 35      1,138,036       798,003     798,003  1,000,000       602,430     602,430 1,000,000
 40      1,522,077     1,044,509   1,044,509  1,117,625(3)    732,862     739,862 1,000,000
 45      2,012,222     1,355,354   1,355,354  1,423,122(3)    923,168     923,168 1,000,000
 50      2,637,785     1,728,429   1,728,429  1,814,850(3)  1,186,691   1,186,691 1,246,026(3)
 55      3,436,179     2,165,255   2,165,255  2,273,518(3)  1,487,141   1,487,141 1,561,498(3)
 60      4,455,155     2,711,988   2,711,988  2,739,108(3)  1,865,265   1,865,265 1,883,918(3)
 65      5,755,655     3,456,221   3,456,221  3,456,221(3)  2,396,803   2,396,803 2,396,803(3)

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:     6% (4.43% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS          ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ----------------------------------   ---------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH       DEATH      ACCUMULATION   CASH      DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFITS(2)     VALUE(2)   VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ --------- -----------   ------------ --------- ----------
  1         12,600        11,232      10,632  1,000,000         9,980       9,380 1,000,000
  2         25,830        22,886      22,406  1,000,000        20,339      19,859 1,000,000
  3         39,721        34,926      34,566  1,000,000        31,067      30,707 1,000,000
  4         54,308        47,410      47,170  1,000,000        42,175      41,935 1,000,000
  5         69,623        60,381      60,261  1,000,000        53,663      53,543 1,000,000
  6         85,704        73,862      73,862  1,000,000        65,542      65,542 1,000,000
  7        102,589        87,869      87,869  1,000,000        77,806      77,806 1,000,000
  8        120,319       102,420     102,420  1,000,000        90,478      90,478 1,000,000
  9        138,935       117,543     117,543  1,000,000       103,554     103,554 1,000,000
 10        158,481       133,248     133,248  1,000,000       117,058     117,058 1,000,000
 11        179,006       149,589     149,589  1,000,000       130,982     130,982 1,000,000
 12        200,556       166,567     166,567  1,000,000       145,345     145,345 1,000,000
 13        223,184       184,209     184,209  1,000,000       160,171     160,171 1,000,000
 14        246,943       202,530     202,530  1,000,000       175,475     175,475 1,000,000
 15        271,890       221,553     221,553  1,000,000       191,258     191,258 1,000,000
 16        298,084       241,320     241,320  1,000,000       207,538     207,538 1,000,000
 17        325,589       261,831     261,831  1,000,000       224,298     224,298 1,000,000
 18        354,468       283,096     283,096  1,000,000       241,523     241,523 1,000,000
 19        384,791       305,161     305,161  1,000,000       259,210     259,210 1,000,000
 20        416,631       328,038     328,038  1,000,000       277,337     277,337 1,000,000
 25        601,361       455,706     455,706  1,000,000       374,631     374,631 1,000,000
 30        837,129       607,707     607,707  1,081,718(3)    482,974     482,974 1,000,000
 35      1,138,036       781,696     781,696  1,235,080(3)    602,430     602,430 1,000,000
 40      1,522,077       975,214     975,214  1,384,804(3)    737,165     737,165 1,046,774(3)
 45      2,012,222     1,185,093   1,185,093  1,552,472(3)    873,884     873,884 1,144,788(3)
 50      2,637,785     1,408,456   1,408,456  1,718,316(3)  1,008,611   1,008,611 1,230,505(3)
 55      3,436,179     1,644,401   1,644,401  1,907,505(3)  1,137,833   1,137,833 1,319,886(3)
 60      4,455,155     1,899,760   1,899,760  2,108,734(3)  1,272,413   1,272,413 1,412,378(3)
 65      5,755,655     2,262,145   2,262,145  2,352,631(3)  1,415,829   1,415,829 1,472,462(3)

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:    0% (-1.57% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   --------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1         12,600       10,574      9,974   1,000,000      9,362      8,762  1,000,000
  2         25,830       20,910     20,430   1,000,000     18,514     18,034  1,000,000
  3         39,721       30,955     30,595   1,000,000     27,433     27,073  1,000,000
  4         54,308       40,754     40,514   1,000,000     36,115     35,875  1,000,000
  5         69,623       50,332     50,212   1,000,000     44,545     44,425  1,000,000
  6         85,704       59,693     59,693   1,000,000     52,720     52,720  1,000,000
  7        102,589       68,833     68,833   1,000,000     60,619     60,619  1,000,000
  8        120,319       77,747     77,747   1,000,000     68,247     68,247  1,000,000
  9        138,935       86,441     86,441   1,000,000     75,583     75,583  1,000,000
 10        158,481       94,902     94,902   1,000,000     82,636     82,636  1,000,000
 11        179,006      103,144    103,144   1,000,000     89,374     89,374  1,000,000
 12        200,556      111,128    111,128   1,000,000     95,787     95,787  1,000,000
 13        223,184      118,852    118,852   1,000,000    101,866    101,866  1,000,000
 14        246,943      126,295    126,295   1,000,000    107,599    107,599  1,000,000
 15        271,890      133,451    133,451   1,000,000    112,960    112,960  1,000,000
 16        298,084      140,334    140,334   1,000,000    117,939    117,939  1,000,000
 17        325,589      146,901    146,901   1,000,000    122,484    122,484  1,000,000
 18        354,468      153,116    153,116   1,000,000    126,541    126,541  1,000,000
 19        384,791      158,979    158,979   1,000,000    130,073    130,073  1,000,000
 20        416,631      164,449    164,449   1,000,000    133,013    133,013  1,000,000
 25        601,361      184,725    184,725   1,000,000    136,983    136,983  1,000,000
 30        837,129      187,488    187,488   1,000,000    115,002    115,002  1,000,000
 35      1,138,036      161,198    161,198   1,000,000     45,616     45,616  1,000,000
 40      1,522,077       83,045     83,045   1,000,000          0          0          0
 45              0            0          0           0          0          0          0
 50              0            0          0           0          0          0          0
 55              0            0          0           0          0          0          0
 60              0            0          0           0          0          0          0
 65              0            0          0           0          0          0          0

(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:    0% (-1.57% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ---------- ------------ -------- ----------
 1          12,600       10,574      9,974  1,000,000      9,362      8,762  1,000,000
 2          25,830       20,910     20,430  1,000,000     18,514     18,034  1,000,000
 3          39,721       30,955     30,595  1,000,000     27,433     27,073  1,000,000
 4          54,308       40,754     40,514  1,000,000     36,115     35,875  1,000,000
 5          69,623       50,332     50,212  1,000,000     44,545     44,425  1,000,000
 6          85,704       59,693     59,693  1,000,000     52,720     52,720  1,000,000
 7         102,589       68,833     68,833  1,000,000     60,619     60,619  1,000,000
 8         120,319       77,747     77,747  1,000,000     68,247     68,247  1,000,000
 9         138,935       86,441     86,441  1,000,000     75,583     75,583  1,000,000
 10        158,481       94,902     94,902  1,000,000     82,636     82,636  1,000,000
 11        179,006      103,144    103,144  1,000,000     89,374     89,374  1,000,000
 12        200,556      111,128    111,128  1,000,000     95,787     95,787  1,000,000
 13        223,184      118,852    118,852  1,000,000    101,866    101,866  1,000,000
 14        246,943      126,295    126,295  1,000,000    107,599    107,599  1,000,000
 15        271,890      133,451    133,451  1,000,000    112,960    112,960  1,000,000
 16        298,084      140,334    140,334  1,000,000    117,939    117,939  1,000,000
 17        325,589      146,901    146,901  1,000,000    122,484    122,484  1,000,000
 18        354,468      153,116    153,116  1,000,000    126,541    126,541  1,000,000
 19        384,791      158,979    158,979  1,000,000    130,073    130,073  1,000,000
 20        416,631      164,449    164,449  1,000,000    133,013    133,013  1,000,000
 25        601,361      184,725    184,725  1,000,000    136,983    136,983  1,000,000
 30        837,129      187,488    187,488  1,000,000    115,002    115,002  1,000,000
 35      1,138,036      161,198    161,198  1,000,000     45,616     54,616  1,000,000
 40      1,522,077       83,045     83,045  1,000,000          0          0          0
 45              0            0          0          0          0          0          0
 50              0            0          0          0          0          0          0
 55              0            0          0          0          0          0          0
 60              0            0          0          0          0          0          0
 65              0            0          0          0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:   12% (10.43% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS          ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ----------------------------------    ----------------------------------
  OF   AT 5% INTEREST ACCUMULATION    CASH      DEATH       ACCUMULATION    CASH      DEATH
 YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFIT(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ ---------- ----------    ------------ ---------- ----------
  1         12,600         11,884      11,284  1,011,884         10,581       9,981  1,010,581
  2         25,830         24,924      24,444  1,024,924         22,181      21,701  1,022,181
  3         39,721         39,176      38,816  1,039,176         34,875      34,515  1,034,875
  4         54,308         54,810      54,570  1,054,810         48,768      48,528  1,048,768
  5         69,623         71,990      71,870  1,071,990         63,963      63,843  1,063,963
  6         85,704         90,879      90,879  1,090,879         80,584      80,584  1,080,584
  7        102,589        111,642     111,642  1,111,642         98,751      98,751  1,098,751
  8        120,319        134,467     134,467  1,134,467        118,623     118,623  1,118,623
  9        138,935        159,583     159,583  1,159,583        140,347     140,347  1,140,347
 10        158,481        187,232     187,232  1,187,232        164,142     164,142  1,164,142
 11        179,006        217,693     217,693  1,217,693        190,194     190,194  1,190,194
 12        200,556        251,212     251,212  1,251,212        218,721     218,721  1,218,721
 13        223,184        288,101     288,101  1,288,101        249,964     249,964  1,249,946
 14        246,943        328,687     328,687  1,328,687        284,190     284,190  1,284,190
 15        271,890        373,339     373,339  1,373,339        321,673     321,673  1,321,673
 16        298,084        422,488     422,488  1,422,488        362,737     362,737  1,362,737
 17        325,589        476,548     476,548  1,476,548        407,688     407,688  1,407,688
 18        354,468        535,987     535,987  1,535,987        456,864     456,864  1,456,864
 19        384,791        601,362     601,362  1,601,362        510,649     510,649  1,510,649
 20        416,631        673,241     673,241  1,673,241        569,439     569,439  1,569,439
 25        601,361      1,154,925   1,154,925  2,154,925        956,199     956,199  1,956,199
 30        837,129      1,925,035   1,925,035  2,925,035      1,557,704   1,557,704  2,557,704
 35      1,138,036      3,153,626   3,153,626  4,153,626      2,486,839   2,486,839  3,486,839
 40      1,522,077      5,111,847   5,111,847  6,111,847      3,916,015   3,916,015  4,916,015
 45      2,012,222      8,235,316   8,235,316  9,235,316      6,101,350   6,101,350  7,101,350
 50      2,637,785     13,223,549  13,223,549 14,223,549      9,460,416   9,460,416 10,460,416
 55      3,436,179     21,217,875  21,217,875 22,278,769(3)  14,635,597  14,635,597 15,635,597
 60      4,455,155     34,099,224  34,099,224 35,099,224     22,747,472  22,747,472 23,747,472
 65      5,755,655     55,121,888  55,121,888 56,121,888     34,536,114  34,536,114 35,536,114

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:   12% (10.43% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS          ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ----------------------------------    ----------------------------------
  OF   AT 5% INTEREST ACCUMULATION    CASH      DEATH       ACCUMULATION    CASH      DEATH
 YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFIT(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ ---------- ----------    ------------ ---------- ----------
  1         12,600         11,884      11,284  1,011,884         10,581       9,981  1,010,581
  2         25,830         24,924      24,444  1,024,924         22,181      21,701  1,022,181
  3         39,721         39,176      38,816  1,039,176         34,875      34,515  1,034,875
  4         54,308         54,810      54,570  1,054,810         48,768      48,528  1,048,768
  5         69,623         71,990      71,870  1,071,990         63,963      63,843  1,063,963
  6         85,704         90,879      90,879  1,090,879         80,584      80,584  1,080,584
  7        102,589        111,642     111,642  1,111,642         98,751      98,751  1,098,751
  8        120,319        134,467     134,467  1,134,467        118,623     118,623  1,118,623
  9        138,935        159,583     159,583  1,159,583        140,347     140,347  1,140,347
 10        158,481        187,232     187,232  1,187,232        164,142     164,142  1,164,142
 11        179,006        217,693     217,693  1,217,693        190,194     190,194  1,190,194
 12        200,556        251,212     251,212  1,251,212        218,721     218,721  1,218,721
 13        223,184        288,101     288,101  1,288,101        249,964     249,964  1,249,964
 14        246,943        328,687     328,687  1,328,687        284,190     284,190  1,284,190
 15        271,890        373,339     373,339  1,373,339        321,673     321,673  1,321,673
 16        298,084        422,488     422,488  1,422,488        362,737     362,737  1,362,737
 17        325,589        476,548     476,548  1,476,548        407,688     407,688  1,407,688
 18        354,468        535,987     535,987  1,535,987        456,864     456,864  1,456,864
 19        384,791        601,362     601,362  1,601,362        510,649     510,649  1,510,649
 20        416,631        673,241     673,241  1,673,241        569,439     569,439  1,569,439
 25        601,361      1,153,156   1,153,156  2,352,438(3)     956,199     956,199  1,956,199
 30        837,129      1,903,542   1,903,542  3,388,305(3)   1,550,039   1,550,039  2,759,069(3)
 35      1,138,036      3,056,878   3,056,878  4,829,867(3)   2,429,884   2,429,884  3,839,217(3)
 40      1,522,077      4,800,413   4,800,413  6,816,586(3)   3,701,802   3,701,802  5,256,559(3)
 45      2,012,222      7,391,817   7,391,817  9,683,280(3)   5,480,985   5,480,985  7,180,090(3)
 50      2,637,785     11,191,207  11,191,207 13,653,273(3)   7,947,921   7,947,921  9,696,464(3)
 55      3,436,179     16,716,957  16,716,957 19,391,670(3)  11,315,793  11,315,793 13,126,320(3)
 60      4,455,155     24,798,012  24,798,012 27,525,793(3)  16,028,280  16,028,280 17,791,391(3)
 65      5,755,655     38,043,579  38,043,579 39,565,322(3)  22,518,295  22,518,295 23,518,295

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:     6% (4.43% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   --------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1         12,600       11,227     10,627   1,011,227      9,963      9,363  1,009,963
  2         25,830       22,870     22,390   1,022,870     20,286     19,806  1,020,286
  3         39,721       34,886     34,526   1,034,886     30,954     30,594  1,030,954
  4         54,308       47,332     47,092   1,047,332     41,972     41,732  1,041,972
  5         69,623       60,249     60,129   1,060,249     53,336     53,216  1,053,336
  6         85,704       73,656     73,656   1,073,656     65,050     65,050  1,065,050
  7        102,589       87,565     87,565   1,087,565     77,100     77,100  1,077,100
  8        120,319      101,989    101,989   1,101,989     89,501     89,501  1,089,501
  9        138,935      116,950    116,950   1,116,950    102,237    102,237  1,102,237
 10        158,481      132,451    132,451   1,132,451    115,324    115,324  1,115,324
 11        179,006      148,540    148,540   1,148,540    128,735    128,735  1,128,735
 12        200,556      165,203    165,203   1,165,203    142,473    142,473  1,142,473
 13        223,184      182,456    182,456   1,182,456    156,544    156,544  1,156,544
 14        246,943      200,297    200,297   1,200,297    170,945    170,945  1,170,945
 15        271,890      218,732    218,732   1,218,732    185,650    185,650  1,185,650
 16        298,084      237,788    237,788   1,237,788    200,652    200,652  1,200,652
 17        325,589      257,432    257,432   1,257,432    215,894    215,894  1,215,894
 18        354,468      277,641    277,641   1,277,641    231,315    231,315  1,231,315
 19        384,791      298,430    298,430   1,298,430    246,863    246,863  1,246,863
 20        416,631      319,765    319,765   1,319,765    262,451    262,451  1,262,451
 25        601,361      433,616    433,616   1,433,616    338,430    338,430  1,338,430
 30        837,129      552,741    552,741   1,552,741    400,033    400,033  1,400,033
 35      1,138,036      662,057    662,057   1,662,057    419,427    419,427  1,419,427
 40      1,522,077      733,419    733,419   1,733,419    348,473    348,473  1,348,473
 45      2,012,222      719,005    719,005   1,719,005    100,770    100,770  1,100,770
 50      2,637,785      537,640    537,640   1,537,640          0          0          0
 55      3,436,179       67,926     67,926   1,067,926          0          0          0
 60              0            0          0           0          0          0          0
 65              0            0          0           0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:     6% (4.43% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1         12,600       11,227     10,627  1,011,227      9,963      9,363  1,009,963
  2         25,830       22,870     22,390  1,022,870     20,286     19,806  1,020,286
  3         39,721       34,886     34,526  1,034,886     30,954     30,594  1,030,954
  4         54,308       47,332     47,092  1,047,332     41,972     41,732  1,041,972
  5         69,623       60,249     60,129  1,060,249     53,336     53,216  1,053,336
  6         85,704       73,656     73,656  1,073,656     65,050     65,050  1,065,050
  7        102,589       87,565     87,565  1,087,565     77,100     77,100  1,077,100
  8        120,319      101,989    101,989  1,101,989     89,501     89,501  1,089,501
  9        138,935      116,950    116,950  1,116,950    102,237    102,237  1,102,237
 10        158,481      132,451    132,451  1,132,451    115,324    115,324  1,115,324
 11        179,006      148,540    148,540  1,148,540    128,735    128,735  1,128,735
 12        200,556      165,203    165,203  1,165,203    142,473    142,473  1,142,473
 13        223,184      182,456    182,456  1,182,456    156,544    156,544  1,156,544
 14        246,943      200,297    200,297  1,200,297    170,945    170,945  1,170,945
 15        271,890      218,732    218,732  1,218,732    185,650    185,650  1,185,650
 16        298,084      237,788    237,788  1,237,788    200,652    200,652  1,200,652
 17        325,589      257,432    257,432  1,257,432    215,894    215,894  1,215,894
 18        354,468      277,641    277,641  1,277,641    231,315    231,315  1,231,315
 19        384,791      298,430    298,430  1,298,430    246,863    246,863  1,246,863
 20        416,631      319,765    319,765  1,319,765    262,451    262,451  1,262,451
 25        601,361      433,616    433,616  1,433,616    338,430    338,430  1,338,430
 30        837,129      552,741    552,741  1,552,741    400,033    400,033  1,400,033
 35      1,138,036      662,057    662,057  1,662,057    419,427    419,427  1,419,427
 40      1,522,077      733,419    733,419  1,733,419    348,473    348,473  1,348,473
 45      2,012,222      719,005    719,005  1,719,005    100,770    100,770  1,100,770
 50      2,637,785      537,640    537,640  1,537,640          0          0          0
 55      3,436,179       67,925     67,925  1,067,925          0          0          0
 60              0            0          0          0          0          0          0
 65              0            0          0          0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:    0% (-1.57% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   --------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1         12,600       10,570      9,970   1,010,570      9,346      8,746  1,009,346
  2         25,830       20,895     20,415   1,020,895     18,466     17,986  1,018,466
  3         39,721       30,920     30,560   1,030,920     27,334     26,974  1,027,334
  4         54,308       40,689     40,449   1,040,689     35,945     35,705  1,035,945
  5         69,623       50,225     50,105   1,050,225     44,283     44,163  1,044,283
  6         85,704       59,533     59,533   1,059,533     52,341     52,341  1,052,341
  7        102,589       68,606     68,606   1,068,606     60,095     60,095  1,060,095
  8        120,319       77,437     77,437   1,077,437     67,550     67,550  1,067,550
  9        138,935       86,032     86,032   1,086,032     74,681     74,681  1,074,681
 10        158,481       94,373     94,373   1,094,373     81,493     81,493  1,081,493
 11        179,006      102,474    102,474   1,102,474     87,951     87,951  1,087,951
 12        200,556      110,291    110,291   1,110,291     94,041     94,041  1,094,041
 13        223,184      117,817    117,817   1,117,817     99,749     99,749  1,099,749
 14        246,943      125,027    125,027   1,125,027    105,062    105,062  1,105,062
 15        271,890      131,908    131,908   1,131,908    109,946    109,946  1,109,946
 16        298,084      138,474    138,474   1,138,474    114,388    114,388  1,114,388
 17        325,589      144,671    144,671   1,144,671    118,327    118,327  1,118,327
 18        354,468      150,454    150,454   1,150,454    121,700    121,700  1,121,700
 19        384,791      155,819    155,819   1,155,819    124,458    124,458  1,124,458
 20        416,631      160,713    160,713   1,160,713    126,521    126,521  1,126,521
 25        601,361      176,578    176,578   1,176,578    124,405    124,405  1,124,405
 30        837,129      171,005    171,005   1,171,005     93,342     93,342  1,093,342
 35      1,138,036      131,201    131,201   1,131,201     14,605     14,605  1,014,605
 40      1,522,077       37,393     37,393   1,037,393          0          0          0
 45              0            0          0           0          0          0          0
 50              0            0          0           0          0          0          0
 55              0            0          0           0          0          0          0
 60              0            0          0           0          0          0          0
 65              0            0          0           0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:    0% (-1.57% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   --------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1         12,600       10,570      9,970   1,010,570      9,346      8,746  1,009,346
  2         25,830       20,895     20,415   1,020,895     18,466     17,986  1,018,466
  3         39,721       30,920     30,560   1,030,920     27,334     26,974  1,027,334
  4         54,308       40,689     40,449   1,040,689     35,945     35,705  1,035,945
  5         69,623       50,225     50,105   1,050,225     44,283     44,163  1,044,283
  6         85,704       59,533     59,533   1,059,533     52,341     52,341  1,052,341
  7        102,589       68,606     68,606   1,068,606     60,095     60,095  1,060,095
  8        120,319       77,437     77,437   1,077,437     67,550     67,550  1,067,550
  9        138,935       86,032     86,032   1,086,032     74.681     74,681  1,074,681
 10        158,481       94,373     94,373   1,094,373     81,493     81,493  1,081,493
 11        179,006      102,474    102,474   1,102,474     87,951     87,951  1,087,951
 12        200,556      110,291    110,291   1,110,291     94,041     94,041  1,094,041
 13        223,184      117,817    117,817   1,117,817     99,749     99,749  1,099,749
 14        246,943      125,027    125,027   1,125,027    105,062    105,062  1,105,062
 15        271,890      131,908    131,908   1,131,908    109,946    109,946  1,109,946
 16        298,084      138,474    138,474   1,138,474    114,388    114,388  1,114,388
 17        325,589      144,671    144,671   1,144,671    118,327    118,327  1,118,327
 18        354,468      150,454    150,454   1,150,454    121,700    121,700  1,121,700
 19        384,791      155,819    155,819   1,155,819    124,458    124,458  1,124,458
 20        416,631      160,713    160,713   1,160,713    126,521    126,521  1,126,521
 25        601,361      176,578    176,578   1,176,578    124,405    124,405  1,124,405
 30        837,129      171,005    171,005   1,171,005     93,342     93,342  1,093,342
 35      1,138,036      131,201    131,201   1,131,201     14,605     14,605  1,014,605
 40      1,522,077       37,393     37,393   1,037,393          0          0          0
 45              0            0          0           0          0          0          0
 50              0            0          0           0          0          0          0
 55              0            0          0           0          0          0          0
 60              0            0          0           0          0          0          0
 65              0            0          0           0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

   CHUBB HERITAGE II JOINT AND LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE
                               INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:   12% (10.43% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS          ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ----------------------------------    ----------------------------------
  OF   AT 5% INTEREST ACCUMULATION    CASH      DEATH       ACCUMULATION    CASH      DEATH
 YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFIT(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ ---------- ----------    ------------ ---------- ----------
  1         16,800         16,473      15,673  2,000,000         16,469      15,669  2,000,000
  2         34,440         34,658      34,018  2,000,000         34,640      34,000  2,000,000
  3         52,962         54,731      54,251  2,000,000         54,688      54,208  2,000,000
  4         72,410         76,888      76,568  2,000,000         76,804      76,484  2,000,000
  5         92,831        101,346     101,186  2,000,000        101,200     101,040  2,000,000
  6        114,272        128,340     128,340  2,000,000        128,109     128,109  2,000,000
  7        136,786        158,134     158,134  2,000,000        157,788     157,788  2,000,000
  8        160,425        191,044     191,044  2,000,000        190,544     190,544  2,000,000
  9        185,246        227,417     227,417  2,000,000        226,720     226,720  2,000,000
 10        211,309        267,617     267,617  2,000,000        266,671     266,671  2,000,000
 11        238,674        312,047     321,047  2,000,000        310,789     310,789  2,000,000
 12        267,408        361,151     361,151  2,000,000        359,508     359,508  2,000,000
 13        297,578        415,418     415,418  2,000,000        413,305     413,305  2,000,000
 14        329,257        475,393     475,393  2,000,000        472,708     472,708  2,000,000
 15        362,520        541,675     541,675  2,000,000        538,301     538,301  2,000,000
 16        397,446        614,927     614,927  2,000,000        610,731     610,731  2,000,000
 17        434,118        695,884     695,884  2,000,000        690,714     690,714  2,000,000
 18        472,624        785,361     785,361  2,000,000        779,048     779,048  2,000,000
 19        513,055        884,260     884,260  2,000,000        876,617     876,617  2,000,000
 20        555,508        993,584     993,584  2,000,000        984,410     984,410  2,000,000
 25        801,815      1,739,992   1,739,992  2,331,589(3)   1,719,966   1,719,966  2,304,754(3)
 30      1,116,173      2,970,855   2,970,855  3,624,443(3)   2,929,025   2,929,025  3,573,411(3)
 35      1,517,381      4,993,425   4,993,425  5,792,373(3)   4,901,565   4,901,565  5,685,815(3)
 40      2,029,436      8,313,895   8,313,895  8,895,868(3)   8,117,110   8,117,110  8,685,308(3)
 45      2,682,963     13,772,855  13,772,855 14,461,498(3)  13,381,804  13,381,804 14,050,894(3)
 50      3,517,046     22,609,479  22,609,479 23,739,953(3)  21,785,629  21,785,629 22,874,910(3)
 55      4,581,572     36,699,450  36,699,450 38,534,423(3)  34,882,959  34,882,959 36,627,107(3)
 60      5,940,206     59,721,351  59,721,351 60,318,565(3)  56,073,587  56,073,587 56,634,323(3)
 65      7,674,207     98,881,578  98,881,578 98,881,578(3)  92,848,050  92,848,050 92,848,050(3)

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

   CHUBB HERITAGE II JOINT AND LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE
                               INSURANCE POLICY

DEATH BENEFIT OPTION I
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:  12% (-10.43% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS           ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ------------------------------------- -------------------------------------
  OF   AT 5% INTEREST ACCUMULATION    CASH        DEATH     ACCUMULATION    CASH        DEATH
 YEAR     PER YEAR      VALUE(2)    VALUE(2)   BENEFITS(2)    VALUE(2)    VALUE(2)   BENEFIT(2)
 ----  -------------- ------------ ---------- ------------- ------------ ---------- -------------
  1         16,800         16,473      15,673     2,000,000      16,469      15,669     2,000,000
  2         34,440         34,658      34,018     2,000,000      34,640      34,000     2,000,000
  3         52,962         54,731      54,251     2,000,000      54,688      54,208     2,000,000
  4         72,410         76,888      76,568     2,000,000      76,804      76,484     2,000,000
  5         92,831        101,346     101,186     2,000,000     101,200     101,040     2,000,000
  6        114,272        128,340     128,340     2,000,000     128,109     128,109     2,000,000
  7        136,786        158,134     158,134     2,000,000     157,788     157,788     2,000,000
  8        160,425        191,044     191,044     2,000,000     190,544     190,544     2,000,000
  9        185,246        227,417     227,417     2,000,000     226,720     226,720     2,000,000
 10        211,309        267,617     267,617     2,000,000     266,671     266,671     2,000,000
 11        238,674        312,047     321,047     2,000,000     310,789     310,789     2,000,000
 12        267,408        361,151     361,151     2,000,000     359,508     359,508     2,000,000
 13        297,578        415,418     415,418     2,000,000     413,305     413,305     2,000,000
 14        329,257        475,393     475,393     2,000,000     472,708     472,708     2,000,000
 15        362,520        541,675     541,675     2,000,000     538,301     538,301     2,000,000
 16        397,446        614,922     614,922  2,096,884(3)     610,723     610,723  2,082,565(3)
 17        434,118        695,831     695,831  2,282,326(3)     690,607     690,607  2,265,191(3)
 18        472,624        785,177     785,177  2,481,159(3)     778,655     778,655  2,460,550(3)
 19        513,055        883,816     883,816  2,695,639(3)     875,653     875,653  2,670,742(3)
 20        555,508        992,696     992,696  2,908,599(3)     982,473     982,473  2,878,646(3)
 25        801,815      1,730,519   1,730,519  4,222,466(3)   1,699,234   1,699,234  4,146,131(3)
 30      1,116,173      2,927,639   2,927,639  6,001,660(3)   2,836,290   2,836,290  5,814,395(3)
 35      1,517,381      4,843,476   4,843,476  8,476,083(3)   4,589,733   4,589,733  8,032,033(3)
 40      2,029,436      7,853,035   7,853,035 11,936,613(3)   7,205,453   7,205,453 10,952,289(3)
 45      2,682,963     12,449,228  12,449,228 16,930,950(3)  10,934,736  10,934,736 14,871,241(3)
 50      3,517,046     19,253,818  19,253,818 24,067,273(3)  16,078,362  16,078,362 20,097,953(3)
 55      4,581,572     29,246,484  29,246,484 34,218,386(3)  23,095,161  23,095,161 27,021,338(3)
 60      5,940,206     44,283,787  44,283,787 49,155,004(3)  32,812,245  32,812,245 36,421,592(3)
 65      7,674,207     68,888,970  68,888,970 71,644,529(3)  46,428,308  46,428,308 48,285,440(3)

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

   CHUBB HERITAGE II JOINT AND LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE
                               INSURANCE POLICY

DEATH BENEFIT OPTION I
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     6% (4.43% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS         ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ---------------------------------    ---------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH       ACCUMULATION   CASH      DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFIT(2)      VALUE(2)   VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ --------- ----------    ------------ --------- ----------
  1         16,800        15,578      14,778 2,000,000         15,574      14,774 2,000,000
  2         34,440        31,840      31,200 2,000,000         31,823      31,183 2,000,000
  3         52,962        48,814      48,334 2,000,000         48,774      48,294 2,000,000
  4         72,410        66,532      66,212 2,000,000         66,453      66,133 2,000,000
  5         92,831        85,023      84,863 2,000,000         84,890      84,873 2,000,000
  6        114,272       104,320     104,320 2,000,000        104,113     104,113 2,000,000
  7        136,786       124,456     124,456 2,000,000        124,149     124,149 2,000,000
  8        160,425       145,466     145,466 2,000,000        145,030     145,030 2,000,000
  9        185,246       167,390     167,390 2,000,000        166,791     166,791 2,000,000
 10        211,309       190,295     190,295 2,000,000        189,491     189,491 2,000,000
 11        238,674       214,221     214,221 2,000,000        213,164     213,164 2,000,000
 12        267,408       239,209     239,209 2,000,000        237,844     237,844 2,000,000
 13        297,578       265,303     265,303 2,000,000        263,564     263,564 2,000,000
 14        329,257       292,546     292,546 2,000,000        290,354     290,354 2,000,000
 15        362,520       320,983     320,983 2,000,000        318,246     318,246 2,000,000
 16        397,446       350,659     350,659 2,000,000        347,270     347,270 2,000,000
 17        434,118       381,620     381,620 2,000,000        377,453     377,453 2,000,000
 18        472,624       413,914     413,914 2,000,000        408,823     408,823 2,000,000
 19        513,055       447,588     447,588 2,000,000        441,402     441,402 2,000,000
 20        555,508       482,689     482,689 2,000,000        475,215     475,215 2,000,000
 25        801,815       681,368     681,368 2,000,000        663,443     663,443 2,000,000
 30      1,116,173       923,291     923,291 2,000,000        884,280     884,280 2,000,000
 35      1,517,381     1,214,945   1,214,945 2,000,000      1,135,296   1,135,296 2,000,000
 40      2,029,436     1,568,431   1,568,431 2,000,000      1,418,024   1,418,024 2,000,000
 45      2,682,963     2,018,818   2,018,818 2,119,759(3)   1,756,557   1,756,557 2,000,000
 50      3,517,046     2,579,752   2,579,752 2,708,740(3)   2,226,128   2,226,128 2,337,434(3)
 55      4,581,572     3,242,659   3,242,659 3,404,792(3)   2,772,023   2,772,023 2,910,624(3)
 60      5,940,206     4,069,400   4,069,400 4,110,094(3)   3,449,339   3,449,339 3,483,832(3)
 65      7,674,207     5,175,815   5,175,815 5,175,815(3)   4,399,996   4,399,996 4,399,996(3)

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

   CHUBB HERITAGE II JOINT AND LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE
                               INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     6% (4.43% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS         ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ---------------------------------    ---------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH       ACCUMULATION   CASH      DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFIT(2)      VALUE(2)   VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ --------- ----------    ------------ --------- ----------
  1         16,800        15,578      14,778 2,000,000         15,574      14,774 2,000,000
  2         34,440        31,840      31,200 2,000,000         31,823      31,183 2,000,000
  3         52,962        48,814      48,334 2,000,000         48,774      48,294 2,000,000
  4         72,410        66,532      66,212 2,000,000         66,453      66,133 2,000,000
  5         92,831        85,023      84,863 2,000,000         84,890      84,730 2,000,000
  6        114,272       104,320     104,320 2,000,000        104,113     104,113 2,000,000
  7        136,786       124,456     124,456 2,000,000        124,149     124,149 2,000,000
  8        160,425       145,466     145,466 2,000,000        145,030     145,030 2,000,000
  9        185,246       167,390     167,390 2,000,000        166,791     166,791 2,000,000
 10        211,309       190,295     190,295 2,000,000        189,491     189,491 2,000,000
 11        238,674       214,221     214,221 2,000,000        213,164     213,164 2,000,000
 12        267,408       239,209     239,209 2,000,000        237,844     237,844 2,000,000
 13        297,578       265,303     265,303 2,000,000        263,564     263,564 2,000,000
 14        329,257       292,546     292,546 2,000,000        290,354     290,354 2,000,000
 15        362,520       320,983     320,983 2,000,000        318,246     318,246 2,000,000
 16        397,446       350,659     350.659 2,000,000        347,270     347,270 2,000,000
 17        434,118       381,620     381,620 2,000,000        377,453     377,453 2,000,000
 18        472,624       413,914     413,914 2,000,000        408,823     408,823 2,000,000
 19        513,055       447,588     447,588 2,000,000        441,402     441,402 2,000,000
 20        555,508       482,689     482,689 2,000,000        475,215     475,215 2,000,000
 25        801,815       681,368     681,368 2,000,000        663,443     663,443 2,000,000
 30      1,116,173       923,291     923,291 2,000,000        884,280     884,280 2,000,000
 35      1,517,381     1,214,945   1,214,945 2,124,778(3)   1,135,296   1,135,296 2,000,000
 40      2,029,436     1,553,039   1,553,039 2,360,619(3)   1,410,685   1,410,685 2,144,241(3)
 45      2,682,963     1,929,545   1,929,545 2,624,181(3)   1,685,049   1,685,049 2,291,667(3)
 50      3,517,046     2,326,957   2,326,957 2,908,696(3)   1,941,947   1,941,947 2,427,434(3)
 55      4,581,572     2,745,442   2,745,442 3,212,167(3)   2,179,698   2,179,698 2,550,247(3)
 60      5,940,206     3,218,536   3,218,536 3,572,575(3)   2,414,268   2,414,268 2,679,837(3)
 65      7,674,207     3,864,822   3,864,822 4,019,415(3)   2,658,873   2,658,873 2,765,228(3)

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                   CHUBB HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:    0% (-1.57% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1         16,800       14,683     13,883  2,000,000     14,679     13,879  2,000,000
  2         34,440       29,129     28,489  2,000,000     29,113     28,473  2,000,000
  3         52,962       43,341     42,861  2,000,000     43,302     42,822  2,000,000
  4         72,410       57,321     57,001  2,000,000     57,248     56,928  2,000,000
  5         92,831       71,070     70,910  2,000,000     70,949     70,789  2,000,000
  6        114,272       84,590     84,590  2,000,000     84,404     84,404  2,000,000
  7        136,786       97,883     97,883  2,000,000     97,611     97,611  2,000,000
  8        160,425      110,947    110,947  2,000,000    110,567    110,567  2,000,000
  9        185,246      123,786    123,786  2,000,000    123,268    123,268  2,000,000
 10        211,309      136,396    136,396  2,000,000    135,711    135,711  2,000,000
 11        238,674      148,780    148,780  2,000,000    147,890    147,890  2,000,000
 12        267,408      160,944    160,944  2,000,000    159,805    159,805  2,000,000
 13        297,578      172,893    172,893  2,000,000    171,453    171,453  2,000,000
 14        329,257      184,622    184,622  2,000,000    182,820    182,820  2,000,000
 15        362,520      196,124    196,124  2,000,000    193,889    193,889  2,000,000
 16        397,446      207,392    207,392  2,000,000    204,637    204,637  2,000,000
 17        434,118      218,415    218,415  2,000,000    215,040    215,040  2,000,000
 18        472,624      229,181    229,181  2,000,000    225,068    225,068  2,000,000
 19        513,055      239,675    239,675  2,000,000    234,685    234,685  2,000,000
 20        555,508      249,880    249,880  2,000,000    243,850    243,850  2,000,000
 25        801,815      295,726    295,726  2,000,000    280,989    280,989  2,000,000
 30      1,116,173      328,950    328,950  2,000,000    294,995    294,995  2,000,000
 35      1,517,381      337,708    337,708  2,000,000    259,825    259,825  2,000,000
 40      2,029,436      295,464    295,464  2,000,000    118,963    118,963  2,000,000
 45      2,682,963      134,309    134,309  2,000,000          0          0          0
 50              0            0          0          0          0          0          0
 55              0            0          0          0          0          0          0
 60              0            0          0          0          0          0          0
 65              0            0          0          0          0          0          0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                   CHUBB HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:    0% (-1.57% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1         16,800       14,683     13,883  2,000,000     14,679     13,879  2,000,000
  2         34,440       29,129     28,489  2,000,000     29,113     28,473  2,000,000
  3         52,962       43,341     42,861  2,000,000     43,302     42,822  2,000,000
  4         72,410       57,321     57,001  2,000,000     57,248     56,928  2,000,000
  5         92,831       71,070     70,910  2,000,000     70,949     70,789  2,000,000
  6        114,272       84,590     84,590  2,000,000     84,404     84,404  2,000,000
  7        136,786       97,883     97,883  2,000,000     97,611     97,611  2,000,000
  8        160,425      110,947    110,947  2,000,000    110,567    110,567  2,000,000
  9        185,246      123,786    123,786  2,000,000    123,268    123,268  2,000,000
 10        211,309      136,396    136,396  2,000,000    135,711    135,711  2,000,000
 11        238,674      148,780    148,780  2,000,000    147,890    147,890  2,000,000
 12        267,408      160,944    160,944  2,000,000    159,805    159,805  2,000,000
 13        297,578      172,893    172,893  2,000,000    171,453    171,453  2,000,000
 14        329,257      184,622    184,622  2,000,000    182,820    182,820  2,000,000
 15        362,520      196,124    196,124  2,000,000    193,889    193,889  2,000,000
 16        397,446      207,392    207,392  2,000,000    204,637    204,637  2,000,000
 17        434,118      218,415    218,415  2,000,000    215,040    215,040  2,000,000
 18        472,624      229,181    229,181  2,000,000    225,068    225,068  2,000,000
 19        513,055      239,675    239,675  2,000,000    234,685    234,685  2,000,000
 20        555,508      249,880    249,880  2,000,000    243,850    243,850  2,000,000
 25        801,815      295,726    295,726  2,000,000    280,989    280,989  2,000,000
 30      1,116,173      328,950    328,950  2,000,000    294,995    294,995  2,000,000
 35      1,517,381      337,708    337,708  2,000,000    259,825    259,825  2,000,000
 40      2,029,436      295,464    295,464  2,000,000    118,963    118,963  2,000,000
 45      2,682,963      134,309    134,309  2,000,000          0          0          0
 50              0            0          0          0          0          0          0
 55              0            0          0          0          0          0          0
 60              0            0          0          0          0          0          0
 65              0            0          0          0          0          0          0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

   CHUBB HERITAGE II JOINT AND LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE
                               INSURANCE POLICY

DEATH BENEFIT OPTION II
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:   12% (10.43% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS          ASSUMING CURRENT COSTS           ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ---------------------------------- ----------------------------------
  OF   AT 5% INTEREST ACCUMULATION    CASH      DEATH    ACCUMULATION    CASH      DEATH
 YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFIT(2)   VALUE(2)    VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ ---------- ---------- ------------ ---------- ----------
  1         16,800         16,473      15,673  2,016,473      16,469      15,669  2,016,469
  2         34,440         34,658      34,018  2,034,658      34,640      34,000  2,034,640
  3         52,962         54,730      54,250  2,054,730      54,686      54,206  2,054,686
  4         72,410         76,887      76,567  2,076,887      76,800      76,480  2,076,800
  5         92,831        101,342     101,182  2,101,342     101,191     101,031  2,101,191
  6        114,272        128,333     128,333  2,128,333     128,092     128,092  2,128,092
  7        136,786        158,121     158,121  2,158,121     157,756     157,756  2,157,756
  8        160,425        191,020     191,020  2,191,020     190,489     190,489  2,190,489
  9        185,246        227,378     227,378  2,227,378     226,628     226,628  2,226,628
 10        211,309        267,555     267,555  2,267,555     266,525     266,525  2,266,525
 11        238,674        311,951     311,951  2,311,951     310,564     310,564  2,310,564
 12        267,408        361,006     361,006  2,361,006     359,169     359,169  2,359,169
 13        297,578        415,203     415,203  2,415,203     412,804     412,804  2,412,804
 14        329,257        475,079     475,079  2,475,079     471,978     471,978  2,471,978
 15        362,520        541,222     541,222  2,541,222     537,252     537,252  2,537,252
 16        397,446        614,281     614,281  2,614,281     609,237     609,237  2,609,237
 17        434,118        694,971     694,971  2,694,971     688,608     688,608  2,688,608
 18        472,624        784,081     784,081  2,784,081     776,103     776,103  2,776,103
 19        513,055        882,478     882,478  2,882,478     872,528     872,528  2,872,528
 20        555,508        991,118     991,118  2,991,118     978,770     978,770  2,978,770
 25        801,815      1,728,773   1,728,773  3,728,773   1,694,666   1,694,666  3,694,666
 30      1,116,173      2,934,024   2,934,024  4,934,024   2,847,055   2,847,055  4,847,055
 35      1,517,381      4,892,595   4,892,595  6,892,595   4,680,476   4,680,476  6,680,476
 40      2,029,436      8,055,160   8,055,160 10,055,160   7,563,957   7,563,957  9,563,957
 45      2,682,963     13,118,305  13,118,305 15,118,305  12,034,416  12,034,416 14,034,416
 50      3,517,046     21,165,673  21,165,673 23,165,673  18,919,143  18,919,143 20,919,143
 55      4,581,572     33,982,866  33,982,866 35,982,866  29,536,050  29,536,050 31,536,050
 60      5,940,206     54,607,230  54,607,230 56,607,230  46,013,703  46,013,703 48,013,703
 65      7,674,207     88,144,085  88,144,085 90,144,085  69,962,597  69,962,597 71,962,597

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                   CHUBB HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:   12% (10.43% NET)
FEMALE NON-SMOKER ISSUE AGE 35
$2,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $16,000

          PREMIUMS          ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ----------------------------------    ----------------------------------
  OF   AT 5% INTEREST ACCUMULATION    CASH      DEATH       ACCUMULATION    CASH      DEATH
 YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFIT(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ ---------- ----------    ------------ ---------- ----------
  1         16,800         16,473      15,673  2,016,473         16,469      15,669  2,016,469
  2         34,440         34,658      34,018  2,034,658         34,640      34,000  2,034,640
  3         52,962         54,730      54,250  2,054,730         54,686      54,206  2,054,686
  4         72,410         76,887      76,567  2,076,887         76,800      76,480  2,076,800
  5         92,831        101,342     101,182  2,101,342        101,191     101,031  2,101,191
  6        114,272        128,333     128,333  2,128,333        128,092     128,092  2,128,092
  7        136,786        158,121     158,121  2,158,121        157,756     157,756  2,157,756
  8        160,425        191,020     191,020  2,191,020        190,489     190,489  2,190,489
  9        185,246        227,378     227,378  2,227,378        226,628     226,628  2,226,628
 10        211,309        267,555     267,555  2,267,555        266,525     266,525  2,266,525
 11        238,674        311,951     311,951  2,311,951        310,564     310,564  2,310,564
 12        267,408        361,006     361,006  2,361,006        359,169     359,169  2,359,169
 13        297,578        415,203     415,203  2,415,203        412,804     412,804  2,412,804
 14        329,257        475,079     475,079  2,475,079        471,978     471,978  2,471,978
 15        362,520        541,222     541,222  2,541,222        537,252     537,252  2,537,252
 16        397,446        614,281     614,281  2,614,281        609,237     609,237  2,609,237
 17        434,118        694,971     694,971  2,694,971        688,608     688,608  2,688,608
 18        472,624        784,081     784,081  2,784,081        776,103     776,103  2,776,103
 19        513,055        882,478     882,478  2,882,478        872,528     872,528  2,872,528
 20        555,508        991,118     991,118  2,991,118        978,770     978,770  2,978,770
 25        801,815      1,727,838   1,727,838  4,215,925(3)   1,692,926   1,692,926  4,130,739(3)
 30      1,116,173      2,923,257   2,923,257  5,992,677(3)   2,826,126   2,826,126  5,793,558(3)
 35      1,517,381      4,836,375   4,836,375  8,463,656(3)   4,573,637   4,573,637  8,003,865(3)
 40      2,029,436      7,841,666   7,841,666 11,919,332(3)   7,180,521   7,180,521 10,914,392(3)
 45      2,682,963     12,431,345  12,431,345 16,906,629(3)  10,897,228  10,897,228 14,820,230(3)
 50      3,517,046     19,226,299  19,226,299 24,032,874(3)  16,023,531  16,023,531 20,029,414(3)
 55      4,581,572     29,204,819  29,204,819 34,169,638(3)  23,016,718  23,016,718 26,929,560(3)
 60      5,940,206     44,220,836  44,220,836 49,085,128(3)  32,701,113  32,701,113 36,298,235(3)
 65      7,674,207     68,791,182  68,791,182 71,542,829(3)  46,047,005  46,047,005 48,047,005

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                   CHUBB HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     6% (4.43% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS         ASSUMING CURRENT COSTS           ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   --------------------------------- ---------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH      DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFIT(2)   VALUE(2)   VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ --------- ---------- ------------ --------- ----------
  1         16,800        15,578      14,778 2,015,578      15,574      14,774 2,015,574
  2         34,440        31,840      31,200 2,031,840      31,823      31,183 2,031,823
  3         52,962        48,814      48,334 2,048,814      48,772      48,292 2,048,772
  4         72,410        66,530      66,210 2,066,530      66,450      66,130 2,066,450
  5         92,831        85,020      84,860 2,085,020      84,883      84,723 2,084,883
  6        114,272       104,314     104,314 2,104,314     104,099     104,099 2,104,099
  7        136,786       124,446     124,446 2,124,446     124,125     124,125 2,124,125
  8        160,425       145,448     145,448 2,145,448     144,989     144,989 2,144,989
  9        185,246       167,363     167,363 2,167,363     166,726     166,726 2,166,726
 10        211,309       190,253     190,253 2,190,253     189,392     189,392 2,189,392
 11        238,674       214,158     214,158 2,214,158     213,017     213,017 2,213,017
 12        267,408       239,118     239,118 2,239,118     237,631     237,631 2,237,631
 13        297,578       265,172     265,172 2,265,172     263,260     263,260 2,263,260
 14        329,257       292,363     292,363 2,292,363     289,928     289,928 2,289,928
 15        362,520       320,729     320,729 2,320,729     317,658     317,658 2,317,658
 16        397,446       350,311     350,311 2,350,311     346,465     346,465 2,346,465
 17        434,118       381,147     381,147 2,381,147     376,363     376,363 2,376,363
 18        472,624       413,277     413,277 2,413,277     407,360     407,360 2,407,360
 19        513,055       446,735     446,735 2,446,735     439,453     439,453 2,439,453
 20        555,508       481,557     481,557 2,481,557     472,637     472,637 2,472,637
 25        801,815       677,090     677,090 2,677,090     653,924     653,924 2,653,924
 30      1,116,173       908,661     908,661 2,908,661     852,846     852,846 2,852,846
 35      1,517,381     1,167,582   1,167,582 3,167,582   1,037,732   1,037,732 3,037,732
 40      2,029,436     1,423,356   1,423,356 3,423,356   1,137,238   1,137,238 3,137,238
 45      2,682,963     1,593,526   1,593,526 3,593,526     995,684     995,684 2,995,684
 50      3,517,046     1,510,956   1,510,956 3,510,956     359,382     359,382 2,359,382
 55      4,581,572       951,419     951,419 2,951,419           0           0         0
 60              0             0           0         0           0           0         0
 65              0             0           0         0           0           0         0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                   CHUBB HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     6% (4.43% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS         ASSUMING CURRENT COSTS           ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   --------------------------------- ---------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH      DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFIT(2)   VALUE(2)   VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ --------- ---------- ------------ --------- ----------
  1         16,800        15,578      14,778 2,015,578      15,574      14,774 2,015,574
  2         34,440        31,840      31,200 2,031,840      31,823      31,183 2,031,823
  3         52,962        48,814      48,334 2,048,814      48,772      48,292 2,048,772
  4         72,410        66,530      66,210 2,066,530      66,450      66,130 2,066,450
  5         92,831        85,020      84,860 2,085,020      84,883      84,723 2,084,883
  6        114,272       104,314     104,314 2,104,314     104,099     104,099 2,104,099
  7        136,786       124,446     124,446 2,124,446     124,125     124,125 2,124,125
  8        160,425       145,448     145,448 2,145,448     144,989     144,989 2,144,989
  9        185,246       167,363     167,363 2,167,363     166,726     166,726 2,166,726
 10        211,309       190,253     190,253 2,190,253     189,392     189,392 2,189,392
 11        238,674       214,158     214,158 2,214,158     213,017     213,017 2,213,017
 12        267,408       239,118     239,118 2,239,118     237,631     237,631 2,237,631
 13        297,578       265,172     265,172 2,265,172     263,260     263,260 2,263,260
 14        329,257       292,363     292,363 2,292,363     289,928     289,928 2,289,928
 15        362,520       320,729     320,729 2,320,729     317,658     317,658 2,317,658
 16        397,446       350,311     350,311 2,350,311     346,465     346,465 2,346,465
 17        434,118       381,147     381,147 2,381,147     376,363     376,363 2,376,363
 18        472,624       413,277     413,277 2,413,277     407,360     407,360 2,407,360
 19        513,055       446,735     446,735 2,446,735     439,453     439,453 2,439,453
 20        555,508       481,557     481,557 2,481,557     472,637     472,637 2,472,637
 25        801,815       677,090     677,090 2,677,090     653,924     653,924 2,653,924
 30      1,116,173       908,661     908,661 2,908,661     852,846     852,846 2,852,846
 35      1,517,381     1,167,582   1,167,582 3,167,582   1,037,732   1,037,732 3,037,732
 40      2,029,436     1,423,356   1,423,356 3,423,356   1,137,238   1,137,238 3,137,238
 45      2,682,963     1,593,526   1,593,526 3,593,526     995,684     995,684 2,995,684
 50      3,517,046     1,510,956   1,510,956 3,510,956     359,382     359,382 2,359,382
 55      4,581,572       951,419     951,419 2,951,419           0           0         0
 60              0             0           0         0           0           0         0
 65              0             0           0         0           0           0         0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

   CHUBB HERITAGE II JOINT AND LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE
                               INSURANCE POLICY

DEATH BENEFIT OPTION II
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:    0% (-1.57% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1         16,800       14,683     13,883  2,014,683     14,679     13,879  2,014,679
  2         34,440       29,129     28,489  2,029,129     29,113     28,473  2,029,113
  3         52,962       43,340     42,860  2,043,340     43,301     42,821  2,043,301
  4         72,410       57,319     56,999  2,057,319     57,245     56,925  2,057,245
  5         92,831       71,067     70,907  2,071,067     70,943     70,783  2,070,943
  6        114,272       84,586     84,586  2,084,586     84,393     84,393  2,084,393
  7        136,786       97,875     97,875  2,097,875     97,592     97,592  2,097,592
  8        160,425      110,935    110,935  2,110,935    110,537    110,537  2,110,537
  9        185,246      123,766    123,766  2,123,766    123,223    123,223  2,123,223
 10        211,309      136,368    136,368  2,136,368    135,644    135,644  2,135,644
 11        238,674      148,738    148,738  2,148,738    147,793    147,793  2,147,793
 12        267,408      160,886    160,886  2,160,886    159,670    159,670  2,159,670
 13        297,578      172,813    172,813  2,172,813    171,267    171,267  2,171,267
 14        329,257      184,514    184,514  2,184,514    182,569    182,569  2,182,569
 15        362,520      195,979    195,979  2,195,979    193,555    193,555  2,193,555
 16        397,446      207,201    207,201  2,207,201    204,196    204,196  2,204,196
 17        434,118      218,163    218,163  2,218,163    214,464    214,464  2,214,464
 18        472,624      228,855    228,855  2,228,855    224,323    224,323  2,224,323
 19        513,055      239,254    239,254  2,239,254    233,727    233,727  2,233,727
 20        555,508      249,341    249,341  2,249,341    242,629    242,629  2,242,629
 25        801,815      294,027    294,027  2,294,027    277,263    277,263  2,277,263
 30      1,116,173      324,151    324,151  2,324,151    285,044    285,044  2,285,044
 35      1,517,381      325,171    325,171  2,325,171    236,238    236,238  2,236,238
 40      2,029,436      266,337    266,237  2,266,337     75,451     75,451  2,075,451
 45      2,682,963       80,210     80,210  2,080,210          0          0          0
 50              0            0          0          0          0          0          0
 55              0            0          0          0          0          0          0
 60              0            0          0          0          0          0          0
 65              0            0          0          0          0          0          0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                   CHUBB HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:    0% (-1.57% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1         16,800       14,683     13,883  2,014,683     14,679     13,879  2,014,679
  2         34,440       29,129     28,489  2,029,129     29,113     28,473  2,029,113
  3         52,962       43,340     42,860  2,043,340     43,301     42,821  2,043,301
  4         72,410       57,319     56,999  2,057,319     57,245     56,925  2,057,245
  5         92,831       71,067     70,907  2,071,067     70,943     70,783  2,070,943
  6        114,272       84,586     84,586  2,084,586     84,393     84,393  2,084,393
  7        136,786       97,875     97,875  2,097,875     97,592     97,592  2,097,592
  8        160,425      110,935    110,935  2,110,935    110,537    110,537  2,110,537
  9        185,246      123,766    123,766  2,123,766    123,223    123,223  2,123,223
 10        211,309      136,368    136,368  2,136,368    135,644    135,644  2,135,644
 11        238,674      148,738    148,738  2,148,738    147,793    147,793  2,147,793
 12        267,408      160,886    160,886  2,160,886    159,670    159,670  2,159,670
 13        297,578      172,813    172,813  2,172,813    171,267    171,267  2,171,267
 14        329,257      184,514    184,514  2,184,514    182,569    182,569  2,182,569
 15        362,520      195,979    195,979  2,195,979    193,555    193,555  2,193,555
 16        397,446      207,201    207,201  2,207,201    204,196    204,196  2,204,196
 17        434,118      218,163    218,163  2,218,163    214,464    214,464  2,214,464
 18        472,624      228,855    228,855  2,228,855    224,323    224,323  2,224,323
 19        513,055      239,254    239,254  2,239,254    233,727    233,727  2,233,727
 20        555,508      249,341    249,341  2,249,341    242,629    242,629  2,242,629
 25        801,815      294,027    294,027  2,294,027    277,263    277,263  2,277,263
 30      1,116,173      324,151    324,151  2,324,151    285,044    285,044  2,285,044
 35      1,517,381      325,171    325,171  2,325,171    236,238    236,238  2,236,238
 40      2,029,436      266,337    266,337  2,266,337     75,451     75,451  2,075,451
 45      2,682,963       80,210     80,210  2,080,210          0          0          0
 50              0            0          0          0          0          0          0
 55              0            0          0          0          0          0          0
 60              0            0          0          0          0          0          0
 65              0            0          0          0          0          0          0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    PART II

                          UNDERTAKINGS TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING REGARDING INDEMNIFICATION

     Pursuant to Rule 484(b)(1) of the Securities Act of 1933, insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the option of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     REPRESENTATIONS REGARDING FEES AND CHARGES

     The fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Chubb Life Insurance Company of America.


                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following pages and documents:

     The facing sheet

     The prospectus consisting of 33 pages

     The undertaking to file reports

     The undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 regarding indemnification/2/

     The representations regarding fees and charges.

     The signatures

     Written consents of the following persons:

         (a) Michael J. LeBoeuf, FSA, MAAA, contained in Exhibit 6 below.

         (b) Ernst & Young LLP

     The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (a) Certified Copy of Resolution of the Executive Committee of the Board of Directors of Chubb Life Insurance Company of America establishing Chubb Separate Account C./3/

     (b) Not Applicable

     (c) (i) Form of Distribution Agreement among Chubb Life Insurance Company of America, Chubb Separate Account C, and Chubb Securities Corporation./3/

         (ii) Specimen Variable Contracts Selling Agreement between Chubb Securities Corporation and Selling Broker-Dealers./3/

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation./3/

         (iv) Specimen Registered Representative's Agreement of Chubb Securities Corporation./3/

         (v) Schedule of Commissions./3/

     (d) Not Applicable

     (e) (i) Specimen flexible premium variable life insurance policy./3/

         (ii) Specimen joint and last survivor flexible premium variable life insurance policy./3/

         (iii) Forms of Riders/3/

     (f) (i) Amended and Restated Charter, with all amendments, of Chubb Life Insurance Company of America (incorporated by reference to Exhibit 1(f)(i) of Chubb Separate Account A's Post Effective Amendment No. 6 to the Registration Statement on Form S-6, filed February 28, 1992, Registration No. 33-7734).

         (ii) By-Laws of Chubb Life Insurance Company of America (incorporated by reference to Exhibit 1(f)(ii) of Chubb Separate Account A's Post Effective Amendment No. 6 to the Registration Statement on Form S-6, filed February 28, 1992, Registration No. 33-7734).

     (g) Not Applicable

     (h)
         (i) Investment Management Agreement between Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute Treasury Money Market Portfolio./1/

         (ii) Investment Management Agreement tetween Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute Bond Portfolio./1/

         (iii) Investment Management Agreement between Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute Equity Portfolio./1/

         (iv) Investment Management Agreement tetween Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute Small Company Portfolio./1/

         (v) Form of Investment Management Agreement between Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute International Equity Portfolio./1/

         (vi) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Treasury Money Market Portfolio./1/

         (vii) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Bond Portfolio./1/

         (viii) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Equity Portfolio./1/

         (ix) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Small Company Portfolio./1/

         (x) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New Yoerk with respect to the Resolute International Equity Portfolio./1/

         (xi) Custodial Services Agreement between Chubb Series Trust, and Morgan Guaranty Trust Company of New York./2/

     (i) Not applicable

     (j) Application

     2. Specimen Policy (Same as 1(e))./3/

     3. Opinion of counsel as to securities being registered./3/

     4. Not applicable.

     5. Not applicable.

     6. Actuarial opinions and consents of Michael J. LeBoeuf, FSA, MAAA./3/

     7. Consent of Ernst & Young LLP

     8. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act. (to be filed by Amendment)

     9. Representations, description and undertakings regarding mortality and expense risk charge, pursuant to Rule 6e-3(T)(b)(13)(iii)(F)./3/

    10. Form of Reinsurance Agreement./3/

    11. Powers of Attorney./3/

    12. Memorandum regarding reliance on Order of the Commission./3/
-------------
/1/ Incorporated by reference to Registrant's Pre-effective Amendment No. 2 to the Registration Statement on Form N-1A, of Chubb Series Trust filed on July 22, 1994, File No. 33-72834.

/2/ Incorporated by reference to the Registration Statement on Form N-1A of Chubb Series Trust, filed on December 10, 1993, File No. 33-72834.

/3/ Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on form S-6 of Chubb Separate Account C, filed February 28, 1996, File No. 33-72830.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, Chubb Separate Account C, certifies that is meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 1 to the Registration Statement and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire, on the 10th day of December, 1996.


(Seal)
                                         Chubb Separate Account C
                                         (Registrant)
                                         Chubb Life Insurance Company of America
                                         (Depositor)



                                         By: /s/ Frederick H. Condon
                                            ---------------------------------
                                             Frederick H. Condon


                                         Title: Senior Vice President,
                                                General Counsel and Secretary
                                               ------------------------------

Attest:


 /s/ Charles C. Cornelio
 ----------------------------------------
 Charles C. Cornelio, Assistant Secretary

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Chubb Life Insurance Company of America has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 10th day of December, 1996.


                                        CHUBB LIFE INSURANCE COMPANY OF AMERICA


                                  By: /s/ Frederick H. Condon
                                     -----------------------------------------
                                          Frederick H. Condon

                                  Title: Senior Vice President, General Counsel
                                          and Secretary
                                         --------------------------------------


ATTEST:

/s/ Charles C. Cornelio
----------------------------------------
Charles C. Cornelio, Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


     Signatures                         Title
     ----------                         -----



        *
------------------------------------    Director
     John C. Beck


        *
------------------------------------    Director, Vice Chairman
     Percy Chubb, III


        *
------------------------------------    Director
     Joel J. Cohen


        *
------------------------------------    Director
     David H. Hoag


        *
------------------------------------    Director
     Robert V. Lindsay

       Signatures                                       Title
       ----------                                       -----

                *                                     Director
----------------------------------------
        Thomas C. MacAvoy

                *                                     Director
----------------------------------------
        Gertrude G. Michelson

                *                                     Director, Chairman
----------------------------------------
        Dean R. O'Hare

                *                                     Director
----------------------------------------
        Warren B. Rudman

                *                                     Director
----------------------------------------
        Sir David G. Scholey, COE

                *                                     Director
----------------------------------------
        Raymond G. H. Seitz

                *                                     Vice President and
----------------------------------------                Treasurer
        Russell C. Simpson

                *                                     Director
----------------------------------------
        Lawrence M. Small

                *                                     President and Chief
----------------------------------------                Executive Officer
        Theresa M. Stone

                *                                     Executive Vice President
----------------------------------------                Chief Financial Officer
        Richard V. Werner

                *                                     Director
----------------------------------------
        Richard D. Wood



*By: /s/ Frederick H. Condon
    ------------------------------------------
      Frederick H. Condon, Attorney-in-Fact,
      the 21st day of February, 1996, pursuant
      to Powers of Attorney filed as Exhibit
      11 hereto.

                                 EXHIBIT INDEX

7.            Consent of Ernst & Young LLP
              Independent Auditors.........................................